                                        [LOGO]
                                  FIXED INCOME FUNDS



                      INVESTMENT STRATEGIES FOR A CHANGING WORLD

THE 3 "GOLDEN RULES"
FOR LOW RISK INVESTING.


          UNDERSTAND YOUR OPTIONS

1              The key to successful investing isn't necessarily to avoid risk, but rather to understand it. All investments involve some risk. If you want your money to hold its value over time, there are a number of attractive investment options suitable for the conservative investor.

               Fixed income funds are an excellent choice for investors who seek rewards with low risk. Like stock funds, there are numerous options. SM&R fixed income funds can provide income. One is tax-free. Another contains securities backed by the U.S. Government. Another contains corporate bonds which are "rated," so portfolio managers can identify suitable choices. Talk to a SM&R registered representative and get informed.

          (ON THE INSIDE OF THE BACK COVER, THERE IS A SHORT RISK-TOLERANCE QUIZ THAT MAY GIVE YOU SOME INSIGHT INTO HOW YOU CAN APPROACH YOUR INVESTMENT STRATEGY.)


          CONSIDER DIVERSIFYING YOUR INVESTMENT

2              One of the most recommended protections against the loss of capital is investment diversification, which customarily means owning different types of funds. Even the most conservative investor should consider diversifying their portfolio. If you have not already done so, assess your current financial resources. Figure out how much must be devoted to your day-to-day needs. This amount should probably go to low-risk options, such as income-producing bond funds and money market funds. If there is a portion of your assets which you do not need immediately, consider whether it makes sense to diversify a portion of it into stock funds. Historically, stock fund values have grown more than the rate of inflation over the long term.

          CONTINUE TO INVEST

3              One of the mistakes low risk investors and fixed-income investors can make is to stop actively investing. The tendency may be to make do with what has been previously invested and avoid additional risk. When possible, devote some part of your budget to new investments that can enhance the financial goals you've already attained.* Staying an active knowledgeable investor is an effective way to stay in control of your financial health.

          * You should always consider your financial ability to continue investing, even in periods of low prices. Dollar cost averaging does not assure a profit nor does it protect you against loss in declining markets.



This brochure is authorized for distribution to current and prospective investors only when preceded or accompanied by a current prospectus. This brochure includes a prospectus that describes in detail the Funds' objectives, investment policies, risks, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.


                              NOT PART OF THE PROSPECTUS

                      SECURITIES MANAGEMENT AND RESEARCH, INC.
                                       ("SM&R")


For over 30 years, the financial professionals at Securities Management and Research, Inc. who manage the SM&R Mutual Funds, have become a family investment tradition based on our commitment, experience and ability to thrive in changing economic environments. We hope you will consider our family of funds as you design your investment portfolio.

EACH FUND IS DESIGNED TO PURSUE A DISTINCT FINANCIAL OBJECTIVE.
     You can concentrate your assets in one fund, move them back and forth between funds (exchange*) or spread them over a combination of funds. You have the opportunity to achieve the exact combination of investments that is compatible with your investment goals.


A DISCIPLINED, CONSERVATIVE APPROACH TO BONDS AND CASH PRODUCTS INVESTING.
     Before any investment option is purchased for an SM&R fund, it must meet strict performance criteria. Each opportunity is evaluated on the basis of its anticipated return, industry rating and on how well it compares to other available options. You can rest assured that a rigorous, objective performance model drives every decision.


OUR UNIQUE TEAM APPROACH TO FUND MANAGEMENT OFFERS YOU MAXIMUM BENEFITS.
     Normally, the performance of a mutual fund is solely dependent on the expertise and decisions of one individual fund manager. At SM&R, our portfolio managers work in a team environment to determine the strategy for each portfolio and to approve the list of securities for use in the portfolios. The team approach provides further assurance that each portfolio will receive the maximum benefits of the organization's talents and resources.


     PLEASE TAKE A MOMENT TO REVIEW THE INFORMATION AND PROSPECTUSES FOR EACH OF OUR FUNDS. THEN LET US HELP YOU DESIGN AN INVESTMENT PORTFOLIO THAT CAN HELP YOU MEET YOUR GOALS.

     * For income tax purposes, an exchange is treated as a sale of shares and will generally result in a capital gain or loss. The redemption of B or C shares may be subject to a CDSC depending upon when you initially purchased the shares.


                                       PAGE ONE
                              NOT PART OF THE PROSPECTUS

SM&R GOVERNMENT BOND FUND
FORMERLY AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES

FUND OBJECTIVE
To provide a high level of current income and liquidity, while protecting the value of the initial investment.

FUND INVESTMENT STRATEGY
Invests primarily in securities issued by the U.S. government and its agencies.

INVESTOR OBJECTIVE
Suitable for those who need stability and security in their investment choice for shorter-term goals.

          X
LOW        MODERATE       HIGH

     POTENTIAL REWARD/RISK
(refer to inside, back cover for more complete information)


AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.50% through 9/30/98.


1-year                     4.13%
--------------------------------
5-year                     5.16%
--------------------------------
Since Inception            6.79%
--------------------------------
(3/16/92)


[GRAPH]

Government Bond Fund
03/16/92       9550
03/31/92       9570
06/30/92       9956
09/30/92      10482
12/31/92      10420
03/31/93      10823
06/30/93      11080
09/30/93      11410
12/31/93      11390
03/31/94      11200
06/30/94      11054
09/30/94      10859
12/31/94      10860
03/31/95      11486
06/30/95      12226
09/30/95      12490
12/31/95      12876
03/31/96      12706
06/30/96      12720
09/30/96      12974
12/31/96      13318
03/31/97      13197
06/30/97      13681
09/30/97      14098
12/31/97      14402
03/31/98      14600
06/30/98      14825
09/30/98      15367

                             ILLUSTRATION OF AN ASSUMED $10,000
                               INVESTMENT IF YOU HAD REINVESTED
                                       INCOME AND CAPITAL GAINS.

               PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.



The SM&R Government Bond Fund fiscal year ended on 8/31. Performance figures are based on Class T shares, and reflect the reinvestment of distributions. Performance for Class A, B, and C shares will vary due to difference in expenses and sales charge structure.

It is the securities in which the Fund invests that are guaranteed by the U.S. Government and it's agencies for timely payment of principal and interest and not the Funds' shares.

The investment return and principal value of an investment will fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.





                                       PAGE TWO
                              NOT PART OF THE PROSPECTUS

SM&R TAX FREE FUND*
FORMERLY AMERICAN NATIONAL TAX FREE FUND SERIES

FUND OBJECTIVE
To provide tax free income, while maintaining the value of the initial investment.

FUND INVESTMENT STRATEGY
Invests at least 80% of assets in highly-rated municipal bonds which are exempt from federal income taxes (some may also be exempt from state and local taxes).

INVESTOR OBJECTIVE
Suitable for those who may realize more profit in a tax-free investment than in higher risk taxable investments, such as investors in the 28% and up tax brackets.

          X
LOW        MODERATE       HIGH

     POTENTIAL REWARD/RISK
(refer to inside, back cover for more complete information)


AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.50% through 9/30/98.


1-year                      3.78%
---------------------------------
5-year                      5.23%
---------------------------------
Since Inception             5.18%
---------------------------------
(9/9/93)



[GRAPH]

Tax Free Fund
09/09/93       9550
12/31/93       9627
03/31/94       9248
06/30/94       9258
09/30/94       9214
12/31/94       9099
03/31/95       9773
06/30/95      10041
09/30/95      10326
12/31/95      10725
03/31/96      10623
06/30/96      10678
09/30/96      10929
12/31/96      11205
03/31/97      11156
06/30/97      11537
09/30/97      11878
12/31/97      12212
03/31/98      12339
06/30/98      12517
09/30/98      12911

                                            ILLUSTRATION OF AN ASSUMED $10,000
                                              INVESTMENT IF YOU HAD REINVESTED
                                                      INCOME AND CAPITAL GAINS.
                              PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.



The SM&R Tax Free Fund fiscal year ended on 8/31. Performance figures are based on Class T shares, and reflect the reinvestment of all distributions. Performance for Class A, B, and C shares will vary due to difference in expenses and sales charge structure.

* May be subject to alternative minimum tax.

The investment return and principal value of an investment will fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.



                                      PAGE THREE
                              NOT PART OF THE PROSPECTUS

SM&R PRIMARY FUND
FORMERLY AMERICAN NATIONAL PRIMARY FUND SERIES

      X
LOW        MODERATE       HIGH

     POTENTIAL REWARD/RISK
(refer to inside, back cover for more complete information)

FUND OBJECTIVE
 To provide safety, protection and quick access to funds, along with an appropriate return on investment.

FUND INVESTMENT STRATEGY
 Invests in a managed portfolio of high-quality, very short-term securities, primarily commercial paper.

INVESTOR OBJECTIVE
 Suitable for fixed-income or risk-averse investors.

AVERAGE ANNUAL RETURN
 Includes maximum sales charge of 0.0% through 9/30/98.


  1-year                    5.15%
  -------------------------------
  5-year                    4.66%
  -------------------------------
  Since Inception           4.21%
  -------------------------------
  (3/16/92)

 The SM&R Primary Fund fiscal year ended on 8/31.

 Past performance cannot guarantee future results and includes reinvestment of all distributions.


SM&R MONEY MARKET FUND*
Inception Date: 1/1/99

   X
LOW        MODERATE      HIGH

 POTENTIAL REWARD/RISK
(refer to inside, back cover for more complete information)

FUND OBJECTIVE
 To provide current income and easy liquidity while striving to maintain a $1.00 share price.

FUND INVESTMENT STRATEGY
 Invests in high quality U.S. securities and short-term money market securities of all types.

INVESTOR OBJECTIVE
 Suitable for fixed-income investors or as a cash deposit account. Free check writing available.

 * An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

The investment return and principal value of an investment will fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.




                                      PAGE FOUR
                              NOT PART OF THE PROSPECTUS

             [LOGO]

P R O S P E C T U S

JANUARY 1, 1999

SM&R INVESTMENTS, INC.
  -  SM&R GOVERNMENT BOND FUND
  -  SM&R TAX FREE FUND
  -  SM&R PRIMARY FUND
  -  SM&R MONEY MARKET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                             CLASSES A, B, AND C

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY.......................................................................          1
  SM&R Government Bond Fund...............................................................          1
  SM&R Tax Free Fund......................................................................          2
  SM&R Primary Fund.......................................................................          3
  SM&R Money Market Fund..................................................................          4
  Types of Investment Risk................................................................          5
  Bar Chart and Performance Table.........................................................          5
  Fees and Expenses of the Funds..........................................................          9
SHARES OF THE FUNDS.......................................................................         13
  Sales Charges...........................................................................         14
  Sales Charge Reductions and Waivers.....................................................         15
  Distribution and Shareholder Service (12b-1) Fees.......................................         17
INVESTMENT OBJECTIVES AND POLICIES........................................................         18
  Government Bond Fund....................................................................         18
  Tax Free Fund...........................................................................         20
  Primary Fund............................................................................         23
  Money Market Fund.......................................................................         24
RISK FACTORS..............................................................................         25
PURCHASES AND REDEMPTIONS.................................................................         27
  Purchasing Shares.......................................................................         27
  Pricing of Fund Shares..................................................................         28
  Special Purchase Plans and Services.....................................................         29
  Retirement Plans........................................................................         32
  Dividends, Distributions, and Taxes.....................................................         33
  Redeeming Shares........................................................................         34
THE FUNDS AND MANAGEMENT..................................................................         38
FINANCIAL HIGHLIGHTS......................................................................         41
  Government Bond Fund....................................................................         41
  Tax Free Fund...........................................................................         42
  Primary Fund............................................................................         43
APPENDIX..................................................................................        A-1

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND'S INVESTMENT OBJECTIVE
                 To provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

GOVERNMENT BOND FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Government Bond Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This fund may also invest assets in collateralized mortgage obligations.

                 The Government Bond Fund may invest in zero coupon bonds, which are U.S. Government obligations. The fund may also invest in commercial paper, certificates of deposit, corporate debt securities rated "A" or higher, and repurchase agreements.

                 The Government Bond Fund generally invests primarily in medium and long term securities. The average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter durations). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND
                 You could lose money on your investment in the Government Bond Fund, or it could underperform other investments, if any of the following occurs:
                 - interest rates rise (thus causing a decline in the market value of debt securities)
                 - the worldwide demand for U.S. government securities falls
                 - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages
                 - interest rates rise enough to cause fewer people than
                   expected to repay their mortgages early
                 - if any bonds the fund owns are downgraded in credit rating or go into default

WHO MAY WANT TO INVEST IN THE GOVERNMENT BOND FUND
                 The Government Bond Fund may be appropriate if you:
                 - are seeking a regular stream of income to meet current needs
                 - are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
                 - are retired or nearing retirement

                 The Government Bond Fund may NOT be appropriate if you:
                 - are investing for maximum return over a long time horizon
                 - require absolute stability of your principal

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
--------------------------------------------------------------------------------

TAX FREE FUND'S INVESTMENT OBJECTIVE
                 To provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions.

TAX FREE FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income taxes. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poor's and Fitch. This fund may not invest more than 20% of its assets in UNRATED municipal securities. These securities may be less liquid than comparably rated municipal securities and involve somewhat greater risk. This fund may also invest up to 20% of its assets in Government guaranteed taxable bonds, highly rated corporate bonds, or commercial paper.

                 The average portfolio maturity of the Tax Free Fund generally is expected to be in the six to twelve year range (some securities have longer or shorter durations). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISKS OF INVESTING IN THE TAX FREE FUND
                 You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:
                 - interest rates rise (thus causing a decline in the market value of debt securities)
                 - if any bonds the fund owns are downgraded in credit rating or go into default
                 - certain securities become harder to value or to sell at a fair price

                 ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

WHO MAY WANT TO INVEST IN THE TAX FREE FUND
                 The Tax Free Fund may be appropriate if you:
                 - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes
                 - are in a high tax bracket (28% and up)
                 - are seeking a regular stream of income to meet current needs
                 - are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

                 The Tax Free Fund may NOT be appropriate if you:
                 - are investing for maximum return
                 - require absolute stability of your principal
                 - prefer capital gains over ordinary income

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
--------------------------------------------------------------------------------

PRIMARY FUND'S INVESTMENT OBJECTIVE
                 To seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper.

PRIMARY FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Primary Fund invests primarily in commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations. This fund will only invest in commercial paper rated in one of the two highest rating categories.

                 The Primary Fund may also invest in:
                 - U.S. Government obligations;
                 - corporate debt obligations maturing in five years or less and rated "A" or higher;
                 - certificates of deposit, generally maturing in 3 years or less; and
                 - repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE PRIMARY FUND
                 You could lose money on your investment in the Primary Fund, or it could underperform other investments, if any of the following occurs:
                 - interest rates rise (thus causing a decline in the market value of debt securities)
                 - if any of the fund's investments are downgraded in credit rating or go into default

                 By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

WHO MAY WANT TO INVEST IN THE PRIMARY FUND
                 The Primary Fund may be appropriate if you:
                 - are seeking a regular stream of income to meet current needs
                 - are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
                 - are more concerned with safety of principal than with
                   investment returns
                 - are retired or nearing retirement

                 The Primary Fund may NOT be appropriate if you:
                 - are investing for maximum return
                 - require absolute stability of your principal
                 - are investing for goals that are many years in the future
                 - prefer capital gains over ordinary income

RISK/RETURN SUMMARY                                       SM&R MONEY MARKET FUND
--------------------------------------------------------------------------------

MONEY MARKET FUND'S INVESTMENT OBJECTIVE
                 To seek the highest current income consistent with the stability of principal and maintenance of liquidity.

MONEY MARKET FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including: U.S. Government obligations, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISKS OF INVESTING IN THE MONEY MARKET FUND
                 The Money Market Fund is subject to the following risks:
                 - that interest rates may rise (thus causing a decline in the market value of debt securities)
                 - that the fund's investments may be downgraded in credit
                   rating or go into default

                 However, the risks of investment in the Money Market Fund may be expected to be less than for other mutual funds. By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND.

WHO MAY WANT TO INVEST IN THE MONEY MARKET FUND
                 The Money Market Fund may be appropriate if you:
                 - require stability of principal
                 - are seeking a mutual fund for the cash portion of an asset allocation program
                 - need to "park" your money temporarily
                 - are more concerned with safety of principal than with
                   investment returns
                 - are investing emergency reserves

                 The Money Market Fund may NOT be appropriate if you:
                 - want federal deposit insurance
                 - are seeking an investment that is likely to outpace inflation
                 - are investing for retirement or other goals that are many years in the future
                 - are investing for growth or maximum current income

                 YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the four funds may be subject to certain of the following types of risks:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK AFFECTS ALL FOUR FUNDS, BUT HAS LESS EFFECT ON THE MONEY MARKET AND PRIMARY FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. THIS RISK AFFECTS ALL FOUR FUNDS.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them. THIS RISK AFFECTS ALL FOUR FUNDS.

PREPAYMENT AND EXTENSION RISK. PREPAYMENT RISK is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or expected number of mortgage prepayments, thereby reducing the security's value. EXTENSION RISK is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THIS RISK APPLIES ONLY TO THE GOVERNMENT BOND FUND.

BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:
- by showing each fund's performance for each year since inception and
- by showing how each fund's average annual returns for certain periods compare to those of a broad-based securities market index.

Because the Money Market Fund was not in operation during these periods, it is not included in the bar chart or the performance table.

The returns shown are based on an investment in the funds prior to the creation of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. We created the multiple classes of shares on January 1, 1999. If multiple classes of shares of the Government Bond and Tax Free Funds had been in existence, the financial performance of Class A, B, and C shares would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           9.31%
1994          -4.65%
1995          18.57%
1996           3.43%
1997           8.14%

* For the nine month period ended September 30, 1998, the Government Bond Fund had a total return of 6.70%.

During the period shown in the bar chart, the highest return for a quarter was 6.44% achieved June 30, 1995 and the lowest return for a quarter was minus 1.77% for the quarter September 30, 1994.

  AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER
           31, 1997)                       PAST ONE YEAR                      PAST 5 YEARS
  SM&R GOVERNMENT BOND FUND                    3.28%                             5.71%
  *LEHMAN BROTHERS                             9.54%                             8.71%
    GOVERNMENT/MORTGAGE-BACKED
    SECURITIES INDEX.

* Lehman Brothers Government/Mortgage-Backed Securities Index is an index which includes all public obligations of the U.S. Treasury and all publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government as well as 15 and 30 year fixed rate securities backed by mortgage pools of the GNMA, FHLMA and FNMA.

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           2.48%
1994           3.58%
1995           5.26%
1996           4.92%
1997           5.08%

* For the nine month period ended September 30, 1998, the Primary Fund had a total return of 3.81%.

During the period shown in the bar chart, the highest return for a quarter was 2.54% achieved September 30, 1997 and the lowest return for a quarter was 0.60% for the quarter June 30, 1993.

  AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER
           31, 1997)                       PAST ONE YEAR                      PAST 5 YEARS
  SM&R PRIMARY FUND                            5.08%                             4.26%
  *LEHMAN GOVERNMENT/ CORPORATE                7.99%                             7.02%
    INDEX

* Lehman Government/Corporate Index is an index representing all public obligations of the U.S. Treasury as well as all publicly issued debt of U.S. Government agencies with maturities of one to three years.

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994          -5.49%
1995          17.87%
1996           4.48%
1997           8.98%

* For the nine month period ended September 30, 1998, the Tax Free Fund had a total return of 5.73%.

During the period shown in the bar chart, the highest return for a quarter was 7.41% achieved March 31, 1995 and the lowest return for a quarter was minus 3.94% for the quarter March 31, 1994.

  AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER
           31, 1997)                       PAST ONE YEAR                      PAST 4 YEARS
  SM&R TAX FREE FUND                           4.08%                             4.94%
  *LEHMAN BROTHERS MUNICIPAL                   9.19%                             11.18%
    INDEX

* Lehman Brothers Municipal Index is an index of investment grade tax exempt bonds classified into four major sections: General Obligation, Revenue, Insured and Preferred.

RISK/RETURN SUMMARY
--------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                     GOVERNMENT BOND FUND
                                               ---------------------------------
                                               CLASS A      CLASS B      CLASS C        PRIMARY FUND
                                               -------      -------      -------      -----------------
MAXIMUM SALES CHARGE (TOTAL)                    4.75%        3.00%        2.00%             None
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)         4.75%(1)     None         1.00%             None
  Maximum Deferred Sales Charge (as a
    percentage of offering price)(2)            None(3)      3.00%(4)     1.00%(5)          None
  Maximum Sales Charge Imposed on Reinvested
    Dividends and Other Distributions (as a
    percentage of offering price)               None         None         None              None
EXCHANGE FEES                                   None         None         None              None

                                                         TAX FREE FUND
                                               ---------------------------------
                                               CLASS A      CLASS B      CLASS C      MONEY MARKET FUND
                                               -------      -------      -------      -----------------
MAXIMUM SALES CHARGE (TOTAL)                    4.75%        3.00%        2.00%             None
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)         4.75%(1)     None         1.00%             None
  Maximum Deferred Sales Charge (as a
    percentage of offering price)(2)            None(3)      3.00%(4)     1.00%(5)          None
  Maximum Sales Charge Imposed on Reinvested
    Dividends and Other Distributions (as a
    Percentage of offering price)               None         None         None              None
EXCHANGE FEES                                   None         None         None              None

RISK/RETURN SUMMARY
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(6)
(expenses that are deducted from fund assets)

                                                     GOVERNMENT BOND FUND
                                               ---------------------------------
                                               CLASS A      CLASS B      CLASS C        PRIMARY FUND
                                               -------      -------      -------      -----------------
Management Fees                                 0.50%        0.50%        0.50%             0.50%
Distribution and/or Service (12b-1) Fees        0.25%        0.75%        1.00%             None
Other Expenses(7)                               0.50%        0.50%        0.50%             0.48%
Total Annual Fund Operating Expenses            1.25%        1.75%        2.00%             0.98%
Fee Waivers and Expense Reimbursements(8)         --           --           --                --
                                               -------      -------      -------          ------
Net Expenses                                    1.25%        1.75%        2.00%             0.98%

                                                         TAX FREE FUND
                                               ---------------------------------
                                               CLASS A      CLASS B      CLASS C      MONEY MARKET FUND
                                               -------      -------      -------      -----------------
Management Fees                                 0.50%        0.50%        0.50%             0.25%
Distribution and/or Service (12b-1) Fees        0.25%        0.75%        1.00%             None
Other Expenses(7)                               0.75%        0.75%        0.75%             0.25%
Total Annual Fund Operating Expenses            1.50%        2.00%        2.25%             0.50%
Fee Waivers and Expense Reimbursements(8)         --           --           --                --
                                               -------      -------      -------          ------
Net Expenses                                    1.50%        2.00%        2.25%             0.50%

NOTES TO THE FEES AND EXPENSES OF THE FUNDS

(1) You pay a sales charge of 4.75% on initial investments in Class A shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows:

  - 4.50% on initial investments of at least $50,000 but less than $100,000

  - 3.50% on initial investments of at least $100,000 but less than $250,000

  - 2.50% on initial investments of at least $250,000 but less than $500,000

  - 1.50% on initial investments of at least $500,000 but less than $1 million

  - zero on initial investments of $1 million or more

(2) You pay an $8.00 transaction fee for each expedited wire redemption.

(3) Purchases of $1 million or more of Class A shares may be made without an initial sales charge. Redemptions of such shares within the first thirteen months after purchase, however, will be subject to a contingent deferred sales charge of 1.00%.

(4) The maximum 3.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 2.00% during the second year, 1.00% during the third year, and zero during the fourth year and thereafter.

RISK/RETURN SUMMARY
--------------------------------------------------------------------

(5) A contingent deferred sales charge of 1.00% only applies to redemptions of Class C shares during the first thirteen months after purchase.

(6) The "Management Fees" and "Other Expenses" shown for the Government Bond, Primary, and Tax Free Funds are for the year ended August 31, 1998; for the Money Market Fund, they are estimates for the first year of operation (ending August 31, 1999).

(7) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class A, B, and C shares were not available prior to the date of this Prospectus, "Other Expenses" for Class A, B, and C shares are based on the expenses and average net assets of the Government Bond Fund and the Tax Free Fund for the fiscal year ended August 31, 1998. "Other Expenses" shown for the Money Market Fund are estimated for the current fiscal year ending August 31, 1999.

(8) The Fee Table reflects fees waived and expenses assumed CONTRACTUALLY by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant
   to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include the 12b-1 fee or class-specific expenses.

    The Fee Table does not reflect fees waived or expenses assumed by SM&R on a VOLUNTARY basis. During the fiscal year ended August 31, 1998, SM&R voluntarily waived fees of 0.18% and 0.50% for the Primary Fund and Tax Free Fund, respectively. SM&R intends to continue to voluntarily waive the advisory fee for the Tax Free Fund. SM&R also intends to reimburse regular operating expenses that exceed average daily net assets as follows: 0.80% for the Primary Fund and 1.00% for the Government Bond Fund. SM&R may discontinue or reduce any such waiver or reimbursement of expenses at any time without notice.

    The following table shows fees and expenses for the Government Bond, Primary, and Tax Free Funds for the year ended August 31, 1998 taking into account all fee waivers and expense reimbursements, both contractual and voluntary. For the Money Market Fund, they are estimates considering estimated fee waivers and expense reimbursements for the year ending August 31, 1999.

    ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER All Fee Waivers and Expense Reimbursements)

                                                         GOVERNMENT BOND FUND
                                              ------------------------------------------
                                                 CLASS A        CLASS B       CLASS C           PRIMARY FUND
                                              -------------  -------------  ------------  ------------------------
Management Fees                                     0.50%          0.50%         0.50%               0.32%
Distribution and/or Service (12b-1) Fees            0.25%          0.75%         1.00%               None
Other Expenses                                      0.50%          0.50%         0.50%               0.48%
Total Annual Fund Operating Expenses                1.25%          1.75%         2.00%               0.80%

                                                            TAX FREE FUND
                                              ------------------------------------------
                                                 CLASS A        CLASS B       CLASS C        MONEY MARKET FUND
                                              -------------  -------------  ------------  ------------------------
Management Fees                                     0.00%          0.00%         0.00%               0.25%
Distribution and/or Service (12 b-1) Fees           0.25%          0.75%         1.00%               None
Other Expenses                                      0.75%          0.75%         0.75%               0.25%
Total Annual Fund Operating Expenses                1.00%          1.50%         1.75%               0.50%

RISK/RETURN SUMMARY
--------------------------------------------------------------------

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each fund and applicable class thereof for the time periods indicated, based on expenses BEFORE fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:

                                                   ONE YEAR       THREE YEARS    FIVE YEARS    TEN YEARS
                                                 -------------  ---------------  -----------  -----------
Government Bond Fund
  Class A......................................    $     596       $     853      $   1,129    $   1,915
  Class B......................................          478             651            949        1,931
  Class C......................................          401             721          1,167        2,404
Tax Free Fund
  Class A......................................    $     620       $     927      $   1,255    $   2,180
  Class B......................................          503             727          1,078        2,199
  Class C......................................          426             796          1,293        2,659
Primary Fund...................................    $     100       $     312      $     542    $   1,201
Money Market Fund..............................    $      51       $     160      $     280    $     628

However, you would pay the following expenses, based on these assumptions, if you did not redeem your shares:

                                                   ONE YEAR       THREE YEARS    FIVE YEARS    TEN YEARS
                                                 -------------  ---------------  -----------  -----------
Government Bond Fund
  Class A......................................    $     596       $     853      $   1,129    $   1,915
  Class B......................................          178             551            949        1,931
  Class C......................................          301             721          1,167        2,404
Tax Free Fund
  Class A......................................    $     620       $     927      $   1,255    $   2,180
  Class B......................................          203             627          1,078        2,199
  Class C......................................          326             796          1,293        2,659
Primary Fund...................................    $     100       $     312      $     542    $   1,201
Money Market Fund..............................    $      51       $     160      $     280    $     628

SHARES OF THE FUNDS
--------------------------------------------------------------------------------

SM&R Investments, Inc., formerly known as SM&R Capital Funds, Inc. (the "Company" or "we") offers four separate investment portfolios. Two of the funds offer multiple classes of shares with different sales charge and distribution and service (12b-1) fee structures. Each class has its own cost structure, allowing you to choose the class that best suits your circumstances and preferences. Your representative can help you decide.

The Money Market and Primary Funds each consist of a single class of shares offered at net asset value and do not impose any sales charges or distribution and service (12b-1) fees. The Government Bond and Tax Free Funds offer three classes of shares through this Prospectus, called Class A, Class B, and Class C. The Government Bond and Tax Free Funds offer other classes through separate prospectuses. The other classes can only be bought by specified types of investors or through certain distribution channels. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

You may select from among the following three classes of shares:

                                    CLASS A
                                (FRONT-END LOAD)

- Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

- Lower annual expenses than Class B or Class C shares.

                                    CLASS B
                                (BACK-END LOAD)

- No front-end sales charge; all your money goes to work for you right away.

- Higher annual expenses than Class A shares.

- A deferred sales charge on shares you sell within three years of purchase, as described below.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

                                     CLASS C
                                  (LEVEL LOAD)

- Lower front-end sales charge than Class A shares, as described below.

- Higher annual expenses than Class A and Class B shares.

- A deferred sales charge on shares you sell within thirteen months of purchase, as described below.

FOR EXPENSES OF CLASS A, B, AND C SHARES, SEE THE FEES AND EXPENSES OF THE FUNDS EARLIER IN THIS PROSPECTUS.

SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SALES CHARGES

The offering price of Class A shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following table:

                                                                            SALES CHARGE AS A %
                                                      SALES CHARGE AS A %           OF
AMOUNT OF INVESTMENT                                   OF OFFERING PRICE    NET AMOUNT INVESTED
----------------------------------------------------  -------------------  ---------------------
Less than $50,000                                                 4.75%                 4.9%
$50,000 but less than $100,000                                     4.5%                 4.7%
$100,000 but less than $250,000                                    3.5%                 3.6%
$250,000 but less than $500,000                                    2.5%                 2.6%
$500,000 but less than $1,000,000                                  1.5%                 1.5%
$1,000,000 and over                                           See below                 None

INVESTMENTS OF $1 MILLION OR MORE. If you invest $1 million or more in Class A shares, you do not pay any "front-end" sales charge. However, you will pay a contingent deferred sales charge (CDSC) of 1.00% of the offering price if you redeem those shares within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described below.

CLASS B SALES CHARGES

Class B shares are sold at net asset value, without any initial sales charge. However, there is a CDSC on shares you sell within three years of buying them. The CDSC shown in the following table is a percentage of the offering price:

                                                     CONTINGENT DEFERRED SALES CHARGE
            YEARS SINCE PURCHASE                        (AS A % OF OFFERING PRICE)
---------------------------------------------  ---------------------------------------------
                   Year 1                                          3.00%
                   Year 2                                          2.00%
                   Year 3                                          1.00%
                   Year 4+                                         None

If the net asset value of shares being redeemed has increased since you bought them, we do not impose any CDSC on such increase in net asset value. We do not impose any CDSC on shares you buy with reinvested dividends or capital gain distributions. We will minimize any applicable CDSC by assuming that an investor
(i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

CLASS C SALES CHARGES

Class C shares are sold at the net asset value plus a "front-end" sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% also applies on redemptions of Class C shares during the first thirteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS
--------------------------------------------------------------------------------

REDUCING YOUR CLASS A SALES CHARGE

DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class A shares, you may combine concurrent purchases of Class A shares of funds managed by Securities Management and Research, Inc. ("SM&R") on which you paid a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:
       (1) Any individual;
       (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;
       (3) A trustee or fiduciary of a single trust estate or single fiduciary account;
       (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under
           Section 401 of the Internal Revenue Code; and
       (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

    Purchases in connection with employee benefit plans not qualified under
    Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds or the like.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R, on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested-- to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class A shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class A shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

WAIVER OF SALES CHARGES. Class A shares may be sold without a "front-end" sales charge (at net asset value) to:
       a. persons appointed as insurance agents by: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any insurance company for which any of American National's present directors serve as a director (and the spouses of such persons);
       b. any child, step-child, grand child, parent, grandparent, brother or sister of any person named in (a) above and their spouses;
       c. any trust, pension, profit-sharing plan, IRA, or other benefit plan for any persons mentioned in (a) or (b) above;
       d.  custodial accounts for minor children of such persons mentioned in
           (a) pursuant to the Uniform Gift to Minors or Uniform Transfers to Minors Acts;
       e. persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds);
       f. policyholders of American National subsidiaries that have entered into a net asset value agreement with SM&R;
       g. persons purchasing shares for a federal or state sponsored post-secondary education funding program;
       h. members of any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons;
       i. registered representatives and employees of dealers who have entered into mutual fund sales or distribution agreements with SM&R and members of the immediate family (including spouse, children, parents and parents of spouse) provided that purchases at net asset value are permitted by the policies of the dealer; and
       j. any other persons that have been determined by the Board of Directors (or by the distributor based on guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Funds.

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

The funds may terminate or change the terms of any waiver of sales charges at any time.

CLASS B WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on the following redemptions of Class B shares:

    (1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan. (Remember that the CDSC does not apply to appreciation and reinvested dividends. Redemptions from appreciation and reinvested dividends, which occur first, do not count toward the 12% free amount.)

    (2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:

       (a) the disability began after the shares were purchased;
       (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or post-purchase disability;
       (c) the redemptions are made within one year following death or initial determination of disability; and
       (d) the shares were held at the time of death or initial determination of disability.

    For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

    (3) MINIMUM REQUIRED DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:
       (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;
       (b) tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;
       (c) tax-free returns of excess contributions or returns of excess deferral amounts; and
       (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

    (4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).

    (5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEE

Classes A, B, and C pay SM&R, the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. BECAUSE DISTRIBUTION AND/OR SHAREHOLDER SERVICING (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, THE FEES MAY, OVER TIME, INCREASE THE COST OF AN INVESTMENT IN A FUND AND COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a fund, as follows:

                                                                                      DISTRIBUTION  SERVICE   TOTAL 12b-1
                                       CLASS                                              FEE         FEE         FEE
------------------------------------------------------------------------------------  -----------  ---------  -----------
Class A Shares (FRONT-END LOAD).....................................................       0.25%      -0-          0.25%
Class B Shares (BACK-END LOAD (CDSC))...............................................       0.50%       0.25%       0.75%
Class C Shares (LEVEL LOAD).........................................................       0.75%       0.25%       1.00%

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of the Class A, B, and C shares. The service fee is for providing ongoing servicing to shareholders of the Class B and C shares. These fees compensate SM&R, or enable SM&R to compensate other persons (including distributors of the shares), for providing such services.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

GOVERNMENT BOND FUND
(FORMERLY NAMED AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES)

The Government Bond Fund seeks to achieve its objective through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS--There are two broad categories of U.S. Government
Obligations:
       (1) direct obligations of the U.S. Treasury, and
       (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

    Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES--We anticipate that a substantial portion of the Government Bond Fund's portfolio will consist of mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U.S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available. The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

    The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Fund's securities will generally increase. However, we anticipate that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Fund invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Fund purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS--The Government Bond Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities. Collateralized obligations in which the Government Bond Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

    The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS--The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

TAX FREE FUND (FORMERLY NAMED AMERICAN NATIONAL TAX FREE FUND SERIES)

The Tax Free Fund, as a matter of fundamental policy, seeks to achieve its objective by investing at least 80% of the value of its net assets in municipal securities the interest on which is exempt from federal income taxes.

The Tax Free Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgement of SM&R, the adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

The Tax Free Fund will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA ("Fitch") (E.G., MIG 4 or higher by Moody's) or in securities which are not rated, provided that, in the opinion of SM&R, such securities are comparable in quality to those within the four highest ratings. The rating agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on those bonds than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it believes that the purchase of such bonds is consistent with the Tax Free Fund's investment objective. In the event the rating of an issue held by the Tax Free Fund is changed by the rating service, such change will be considered by the Tax Free Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security held which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade. A description of the ratings may be found in the Appendix to this Prospectus.

Purchasing unrated municipal securities, which may be less liquid than comparably rated municipal securities, involves somewhat greater risk and consequently the Tax Free Fund may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments, SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuer's comparative credit rating and whether the securities are consistent with the Tax Free Fund's investment objective and policies.

During normal market conditions, the Tax Free Fund will have at least 80% of its net assets invested in municipal securities the income of which is fully exempt from federal income taxation. Furthermore, under normal market conditions up to 20% of the Tax Free Fund's net assets, and as a temporary defensive measure during abnormal market conditions, up to 50% of its net assets may be invested in the following types of taxable fixed income obligations:
       (1) obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities (See "Government Bond Fund" above for an explanation of U.S. government obligations);
       (2) corporate debt securities which at the date of the investment are rated A or higher by Moody's, S&P or Fitch;
       (3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or by S&P or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or A or higher by S&P;
       (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and
       (5) repurchase agreements secured by U.S. government securities, provided that no more than 15% of the Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days.

To the extent income dividends include income from taxable sources, a portion of a shareholder's dividend income may be taxable. (See "Dividends, Distributions, and Taxes"). In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

The Tax Free Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other municipal securities. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Fund will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (this limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality, and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification.

MUNICIPAL SECURITIES--The term "municipal securities," as used in this Prospectus means obligations issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security. Neither the funds nor SM&R will review the proceedings relating to the issuance of municipal obligations or the basis for opinions of counsel.

    Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the Statement of Additional Information.

    Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. For example, if interest rates increase from the time a security is purchased, the security's value and sales price generally will be less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, the security's value and sales price may be greater than its purchase cost. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield with shorter maturities than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest.

    The Tax Free Fund may purchase municipal bonds for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") and municipal securities whose principal and interest payments are insured by a commercial insurance company as long as the underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's) ("insured"). The Tax Free Fund may also purchase unrated securities of issuers which SM&R believes would have been rated BBB or Baa had the issuer requested a rating from S&P, Fitch or Moody's. Such implied investment grade rating will be determined by SM&R upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser, and underwriter. Insured and defeased bonds are further described in the Statement of Additional Information. In general, these types of municipal securities will not be treated as an obligation of the original municipality for purposes of determining industry concentration.

PRIMARY FUND (FORMERLY NAMED AMERICAN NATIONAL PRIMARY FUND SERIES)

Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Primary Fund will invest only in commercial paper which, at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSROs") (See the "Appendix" hereto for information about such ratings and such rating organizations).

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions. Although the Primary Fund's assets will be invested in securities with short maturities, the Primary Fund will manage its portfolio as described above. (See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.)

OTHER INVESTMENTS--The Primary Fund may invest in (i) U.S. Government Obligations (See the "Government Bond Fund" above for an explanation of U.S.
    Government Obligations); (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of the investment are rated "A" or higher by an NRSRO; and (iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion (See "INVESTMENT OBJECTIVES AND POLICIES-Certificates of Deposit and Bankers Acceptances" in the Statement of Additional Information for a description of the securities) and (iv) repurchase agreements with respect to any type of instrument in which the Primary Fund is authorized to invest even though the underlying instrument may mature in more than two (2) years.

MONEY MARKET FUND

The Money Market Fund seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Company's Board of Directors. The Money Market Fund may invest in the following types of high quality debt obligations:

    (1) U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies and instrumentalities. (See "Government Bond Fund" above for an explanation of U.S. Government Obligations).

    (2) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Fund will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

    (3) BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.

    (4) COMMERCIAL PAPER. As discussed above under "Primary Fund," commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs.

    (5) BONDS AND NOTES. The Money Market Fund may invest in corporate bonds or notes with a remaining maturity of one year or less.

    (6) COLLATERALIZED MORTGAGE OBLIGATIONS As discussed above under "Government Bond Fund," CMOs are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Fund limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Fund. As used in this Prospectus, "Eligible Securities" means securities that are:
       (a) rated in one of the two highest short-term rating categories, or
       (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite NRSROs. Currently, five organizations are NRSROs: Moody's, S&P, Fitch IBCA, Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Fund generally limits its investments in securities, as follows:

     - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.

     - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

     - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Objectives and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months).

Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Fund's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Fund may be expected to be less than for any other Fund. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

RISK FACTORS
--------------------------------------------------------------------------------

The following discussion relates to all four funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

    The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

    Any of the funds could lose money if the stock markets in general go down or if the particular debt obligations purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

DEBT SECURITIES RISKS. Debt securities are subject to change in their values due to changes in prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. If interest rates were to drop dramatically, some of the securities could be called and/ or prepaid, requiring reinvesting in securities at much lower yields.

    On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. In such circumstances, the value of existing bonds decrease because the interest payments from existing bonds are less attractive than new issues with higher interest rates and investors would lose money if they liquidate holdings.

    The funds could lose money if any bonds they own are downgraded in credit rating or go into default. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other securities. A change in credit rating of an issuer can also affect the bond's value, thus affecting the market value of the funds. However, the funds invest predominately in investment grade bonds in order to minimize credit risk. (See "Investment Objectives and Policies" for more information about the ratings required for investments by each specific fund.) Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Government Obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

MARKET RISKS. Because the funds may invest in debt obligations which are traded on securities exchanges, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect the price of that company's debt obligations (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a security's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in the debt obligations of any one company and by not holding a substantial amount of the debt obligations of any one company.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them. Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------
PURCHASING SHARES

You may purchase shares of a fund from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:

                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and, therefore, may not be able to utilize services available only to shareholders of record.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application which includes the purchaser suitability form. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.

MINIMUM PURCHASE REQUIREMENT: The minimum initial investment requirement is $100 for the Government Bond and Tax Free Funds, and $1,000 for the Money Market and Primary Funds. The minimum amount of any subsequent purchase is $20 for the Government Bond and Tax Free Funds, and $100 for the Money Market and Primary Funds. We waive these initial investment minimums when purchases are part of certain systematic investment programs (See "Special Purchase Plans and Services" for additional information on reduction of the minimums). We reserve the right to reject any purchase.

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the class and the fund being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST
    HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

       The Moody National Bank of Galveston ABA #113100091
       Securities Management and Research, Inc. #035 868 9
       Name of Class and Fund (E.G., Class A of the Government Bond Fund) Fund Account Number (number appears on your confirmation statement) Your Name (E.G., Mary Smith)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Shares of the Funds--Sales Charges.") You may purchase shares of the Primary and Money Market Funds without a sales charge. Accordingly, the offering price for shares of the Primary and Money Market Funds is net asset value.

Although the legal rights of the Class A, B, and C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B and C shares generally will be lower than the Class A shares as a result of respective service and distribution (12b-1) fees charged.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value once each day at the close of regular trading on the Exchange (currently 3:00 p.m. Central Time). In the event the Exchange closes early on a particular day, we will determine the net asset value of each fund as of the close of the Exchange that day. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined THAT DAY if:

     - SM&R receives your order in proper form prior to the close of the Exchange;

     - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the Exchange and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or

     - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

    If we receive your order after the close of the Exchange or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL PURCHASE PLANS AND SERVICES

In addition to the special plans described above, that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the Company offers other services and plans that are designed to facilitate investment in the funds. At this time, there is no charge to you for these services. The Company may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative, broker-dealer or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. You can take advantage of this service by completing the appropriate Special Investor Services sections of the account application when opening your account. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file, and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

    The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

         (i) the name of the fund or funds;
         (ii) all digits of the account number;
        (iii) the exact name and address used in the registration(s); and
        (iv) the Social Security or Employer Identification Number listed on the account(s).

    Additionally, we record all telephone transactions for your protection.

    Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

    During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

GROUP SYSTEMATIC INVESTMENT PLAN. SM&R can establish a Group Systematic
    Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. The employees may initially invest a minimum of $100 ($20 per individual) in the funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

    WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

GOVERNMENT BOND FUND AND TAX FREE FUND. You may exchange Class A, Class B, or
    Class C shares that you own in the Government Bond or Tax Free Fund, without an exchange fee or sales charge, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class A or Class B shares for shares of the Primary or Money Market Fund, subject to two conditions:

     - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A shares and 3 years in the case of Class B shares), and

     - you meet any minimum investment requirement for the shares you wish to acquire.

You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

PRIMARY FUND AND MONEY MARKET FUND. You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vise versa. You may exchange shares you own in the Primary or Money Market Fund for Class A, T, J, or Y shares of a class of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

    We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of the Government Bond Fund. You then exchange your Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

    Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

    You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

       (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;
       (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;
       (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;
       (d) the minimum dollar amount of a telephone exchange is $500;
       (e) SM&R must have received full payment for the shares being exchanged;
       (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);
       (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and
       (h) you have received a prospectus for the shares you receive in the exchange.

    The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exhanges Class B shares of a fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Company and raise the Company's expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

    For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

    There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may invest in shares of the Government Bond, Primary, and Money Market Funds:

     - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

     - Simplified Employee Pension Plans (SEPs),

     - 403(b) Custodial Accounts (TSAs), and

     - corporate retirement plans.

    These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. In connection with retirement plans, the minimum initial purchase for each fund is $100. The minimum subsequent purchase is $20 for the Government Bond Fund and $100 for the Money Market and Primary Funds. SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the Company. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the Company and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

    Because IRAs, SEPs, TSAs, and other qualified plans are exempt from federal income tax, they will be unable to benefit from the general tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not generally considered to be suited for such plans or persons.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS.

GOVERNMENT BOND AND TAX FREE FUNDS. The Government Bond and Tax Free Funds generally will declare and pay dividends from net investment income monthly and net realized short-term or long-term capital gains, if any, annually. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents, in substance, a return of capital.

PRIMARY AND MONEY MARKET FUNDS. At 3:00 p.m. Central Time, on each day that the
    Exchange is open for trading, the Primary and Money Market Funds each will declare a dividend of all of its net investment income to shareholders of record on that date. Such dividends will be paid monthly.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

    Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the Government Bond,
    Primary, and Money Market Funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

The Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should also keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the Company with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES

You can redeem fund shares at net asset value, plus any applicable CDSC, determined on the date the request is received by SM&R in proper form. A redemption request must be addressed to Securities Management and Research, Inc., P.O. Box 58969, Houston, Texas 77258-8969.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

       (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;
       (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;
       (c) the proceeds of the redemption are $500 or more and do not exceed $25,000; and
       (d) the security procedures discussed under "Special Purchase Plans And Services-- Exchange Privilege" have been met.

    These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

FAX REDEMPTIONS. You may request redemptions by fax as long as they meet the requirements stated in (a)-(c) under Telephone Redemptions above.

SYSTEMATIC WITHDRAWAL PLAN. The Company has a Systematic Withdrawal Plan
    ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Government Bond Fund or the Tax Free Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your financial adviser regarding their advisability. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption of Class A shares of a fund, a shareholder may reinvest all or part of the proceeds in Class A shares of that same fund at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation.

    For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact a registered representative or SM&R.

"PROPER FORM" means the request for redemption must include:
       (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;
       (2) any required signature guarantees (see "Signature Guarantees" below); and
       (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

    Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to the Company's transfer agent in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

       (1) the proceeds of the redemption exceed $25,000;
       (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;
       (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or
       (4) the Company or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Company or transfer agent.

    You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares of the Government
    Bond Fund, Primary Fund, and Money Market Fund in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:
       (1) death of the employee;
       (2) termination of service with the employer; or
       (3) retirement of employee.

CHECK WRITING OPTION. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on IRAs or TSAs. Shareholders wishing to avail themselves of this option must complete the check writing option signature card in the Prospectus. After obtaining specimen signatures and the fully executed card, SM&R will order checks and arrange for the shareholder's checks to be honored by a bank. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment. This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook free of charge. There will be a $5 fee for re-orders. Shareholders will be allowed to write ten (10) checks free each calendar quarter.

    When a check is presented for payment, SM&R, as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of the shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will be returned to the payee as not being covered by sufficient funds, and the shareholder will be subject to extra charges as a result.

    Primary Fund shareholders that had check writing privileges prior to December 31, 1998 will be permitted to continue writing checks on the Primary Fund subject to the terms applicable to the Money Market Fund described above. SHAREHOLDERS USING THE PRIMARY FUND CHECK WRITING OPTION SHOULD BE AWARE THAT WRITING A CHECK IS A REDEMPTION OF SHARES. THOSE SHARES MAY BE WORTH LESS WHEN THE CHECK IS PRESENTED FOR PAYMENT THAN WHEN THE CHECK WAS WRITTEN.

REDEMPTION OF SMALL ACCOUNTS. The Company reserves the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500 in the case of the Government Bond and Tax Free Funds or $1,000 in the case of the Primary and Money Market Funds. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE COMPANY. The Company, acting through its transfer agent, reserves the right:

     - to waive or lower investment minimums;

     - to accept initial purchases by telephone from a registered representative;

     - to refuse any purchase order;

     - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

     - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur;

     - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

     - to otherwise modify the conditions of purchase and any services at any time;

     - to act on instructions not believed to be genuine; or

     - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Company's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

Under the Advisory Agreements with the Company, SM&R is paid an investment advisory fee, which is calculated separately for each fund, as compensation for its services. The agreement provides that SM&R will receive advisory fees as set forth below.

GOVERNMENT BOND FUND AND TAX FREE FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Government Bond and Tax Free Funds at the annual rate as follows:

                ON THE PORTION OF EACH FUND'S                     INVESTMENT ADVISORY
                   AVERAGE DAILY NET ASSETS                         FEE ANNUAL RATE
--------------------------------------------------------------  -----------------------
Not exceeding $100,000,000                                                 0.50%
Exceeding $100,000,000 but not exceeding $300,000,000                      0.45%
Exceeding $300,000,000                                                     0.40%

MONEY MARKET FUND AND PRIMARY FUND. For the Money Market and Primary Funds, we calculate the investment advisory fee at the annual rate of 0.25% and 0.50%, respectively, of each fund's average daily net asset value.

After applicable fee waivers, SM&R received total advisory fees from the Government Bond Fund and Primary Fund for the fiscal year ended August 31, 1998 which represented 0.50% and 0.32%, respectively, of each such fund's average daily net assets. SM&R waived all advisory fees for the Tax Free Fund for the fiscal year ended August 31, 1998. The Money Market Fund was not in operation during the fiscal year ended August 31, 1998.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Service Agreement with the Company, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under the agreement, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

               ON THE PORTION OF THE FUND'S                   ADMINISTRATIVE SERVICE FEE
                 AVERAGE DAILY NET ASSETS                             ANNUAL RATE
-----------------------------------------------------------  -----------------------------
Not exceeding $100,000,000                                                 0.25%
Exceeding $100,000,000 but not exceeding $200,000,000                      0.20%
Exceeding $200,000,000 but not exceeding $300,000,000                      0.15%
Exceeding $300,000,000                                                     0.10%

REIMBURSEMENTS AND WAIVERS

SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions. SM&R received administrative service fees of 0.25% for the fiscal year ended August 31, 1998 of each fund's average daily net assets. The Money Market Fund was not in operation during the fiscal year ended August 31, 1998.

In order to improve the yield and total return of any fund of the Company, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund of the Company while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has agreed to continue to waive the advisory fee for the Tax Free Fund and reimburse expenses incurred by the Government Bond and Primary Funds to the extent that regular operating expenses exceed average daily net assets as follows: 0.80% for the Primary Fund and 1.00% for the Government Bond Fund.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

TERRY E. FRANK, VICE PRESIDENT, PORTFOLIO MANAGER OF THE GOVERNMENT BOND FUND,
    TAX FREE FUND, PRIMARY FUND AND MONEY MARKET FUND. Ms. Frank has served as Portfolio Manager of the Government Bond Fund since 1993 and the Tax Free Fund since its inception. She has served as Portfolio Manager of the Primary Fund since November 1998 and the Money Market Fund since its inception (January 1, 1999). She also serves as Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. She joined SM&R's investment staff in 1991 and prior to that time she held positions with American Capital Asset Management and Gibraltar Savings Association as a securities analyst and Equitable Investment Services as a research analyst.

JOHN S. MAIDLOW, ASSISTANT PORTFOLIO MANAGER OF THE PRIMARY FUND AND THE MONEY
    MARKET FUND. Mr. Maidlow has served as the Assistant Portfolio Manager of the Primary Fund since November, 1998 and the Money Market Fund since its inception (January 1, 1999). He also services as Assistant Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. He joined SM&R's staff in 1998 and prior to that time he held positions with American Industries Trust Companies as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.

FINANCIAL HIGHLIGHTS                                        GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Government Bond Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. IF MULTIPLE CLASSES OF SHARES OF THE GOVERNMENT BOND FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS A, B, AND C SHARES OF THE GOVERNMENT BOND FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.

                                                                                      YEAR ENDED AUGUST 31,
                                                                      ------------------------------------------------------
                                                                        1998       1997       1996       1995        1994
                                                                      ---------  ---------  ---------  ---------  ----------
Net Asset Value, Beginning of Period                                  $   10.42  $   10.14  $   10.51  $   10.07  $    10.87
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                    0.64       0.67       0.65       0.70        0.54
  Net Realized and Unrealized Gain (Loss) on Securities                    0.20       0.26      (0.37)      0.44       (0.79)
                                                                      ---------  ---------  ---------  ---------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                           0.84       0.93       0.28       1.14       (0.25)
                                                                      ---------  ---------  ---------  ---------  ----------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income                                    (0.66)     (0.65)     (0.65)     (0.70)      (0.55)
                                                                      ---------  ---------  ---------  ---------  ----------
TOTAL DISTRIBUTIONS                                                       (.066)     (0.65)     (0.65)     (0.70)      (0.55)
                                                                      ---------  ---------  ---------  ---------  ----------
Net Asset Value, End of Period                                        $   10.60  $   10.42  $   10.14  $   10.51  $    10.07
                                                                      ---------  ---------  ---------  ---------  ----------
                                                                      ---------  ---------  ---------  ---------  ----------
TOTAL RETURN                                                              8.31%      9.37%      2.63%     11.85%     (2.41)%
                                                                      ---------  ---------  ---------  ---------  ----------
                                                                      ---------  ---------  ---------  ---------  ----------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)               $  23,982  $  23,683  $  21,127  $  20,466  $  19,790
Ratio of Expenses to Average Net Assets(1)                  1.00%      1.00%      1.00%      0.70%      1.12%
Ratio of Net Income to Average Net Assets                   6.08%      6.46%      6.17%      6.90%      5.11%
Portfolio Turnover Rate                                    32.71%      9.06%     30.17%      2.20%     45.48%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.07%, 1.20%, and 1.06% for the years ended August 31, 1997, 1996, and 1995, respectively.

FINANCIAL HIGHLIGHTS                                               TAX FREE FUND
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Tax Free Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. IF MULTIPLE CLASSES OF SHARES OF THE TAX FREE FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS A, B, AND C SHARES OF THE TAX FREE FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.

                                                                                                             SEPT. 9, 1993
                                                                          YEAR ENDED AUGUST 31,             (DATE OPERATIONS
                                                                ------------------------------------------  COMMENCED) THRU
                                                                  1998       1997       1996       1995      AUG. 31, 1994
                                                                ---------  ---------  ---------  ---------  ----------------
Net Asset Value,Beginning of Period                             $   10.27  $    9.93  $    9.95  $    9.62   $        10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                              0.49       0.51       0.53       0.51             0.24
  Net Realized and Unrealized Gain (Loss) on Securities              0.37       0.33      (0.02)      0.33            (0.38)
                                                                ---------  ---------  ---------  ---------  ----------------
TOTAL FROM INVESTMENT OPERATIONS                                     0.86       0.84       0.51       0.84            (0.14)
                                                                ---------  ---------  ---------  ---------  ----------------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income                              (0.49)     (0.50)     (0.53)     (0.51)           (0.24)
                                                                ---------  ---------  ---------  ---------  ----------------
TOTAL DISTRIBUTIONS                                                 (0.49)     (0.50)     (0.53)     (0.51)           (0.24)
                                                                ---------  ---------  ---------  ---------  ----------------
Net Asset Value, End of Period                                  $   10.64  $   10.27  $    9.93  $    9.95   $         9.62
                                                                ---------  ---------  ---------  ---------  ----------------
                                                                ---------  ---------  ---------  ---------  ----------------
TOTAL RETURN                                                        8.58%      8.61%      5.18%      9.15%            (1.49)%(1)
                                                                ---------  ---------  ---------  ---------  ----------------
                                                                ---------  ---------  ---------  ---------  ----------------

RATIOS/SUPPLEMENTAL DATA

                                                                                                             SEPT. 9, 1993
                                                                          YEAR ENDED AUGUST 31,             (DATE OPERATIONS
                                                                ------------------------------------------  COMMENCED) THRU
                                                                  1998       1997       1996       1995      AUG. 31, 1994
                                                                ---------  ---------  ---------  ---------  ----------------
Net Assets, End of Period (000's omitted)                       $  11,058  $  10,700  $   9,148  $   8,399   $        7,295
Ratio of Expenses to Average Net Assets(3)                          0.75%      0.54%     --         --                1.11%(2)
Ratio of Net Income to Average Net Assets                           4.60%      4.97%      5.27%      5.43%            2.50%(2)
Portfolio Turnover Rate                                            12.77%     22.15%     18.44%     12.63%           16.49%

(1) Returns are not annualized.

(2) Ratios are annualized.

(3) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.25%, 1.27%, 1.18%, and 1.25% for the years ended August 31, 1998, 1997, 1996, and 1995, respectively.

FINANCIAL HIGHLIGHTS                                                PRIMARY FUND
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                                                      YEAR ENDED AUGUST 31,
                                                                      -----------------------------------------------------
                                                                        1998       1997       1996       1995       1994
                                                                      ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period                                  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                    0.05       0.05       0.05       0.05       0.03
                                                                      ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                           0.05       0.05       0.05       0.05       0.03
                                                                      ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income                                    (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                                                      ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                                       (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                                                      ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                                        $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                      ---------  ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                                              5.15%      4.98%      5.07%      5.01%      2.91%
                                                                      ---------  ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)                $  34,577  $  33,045  $  37,465  $  20,984  $  15,208
Ratio of Expenses to Average Net Assets(1)                   0.80%      0.80%      0.81%      0.84%      0.79%
Ratio of Net Income to Average Net Assets                    5.02%      4.86%      4.93%      4.91%      2.88%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 0.98%, 1.01%, 1.15%, 1.21%, and 1.20% for the years ended August 31, 1998, 1997, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------

APPENDIX

(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B     An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa   Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   Bonds which are rated "Baa" are considered as medium-grade obligations,
     I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS

DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE (NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

A-1   This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3   Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -  Leading market positions in well-established industries.

      -  High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDING COMMERCIAL PAPER):

F1    Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2    Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3    Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1   Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2   Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

The following documents contain more information about the       SM&R GOVERNMENT BOND FUND
funds and are available free upon request:                       SM&R TAX FREE FUND
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      SM&R PRIMARY FUND
additional information about all aspects of the funds. A         SM&R MONEY
current SAI has been filed with the Securities and Exchange      MARKET FUND
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion
of the market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

       SECURITIES MANAGEMENT AND RESEARCH, INC.
       P.O BOX 58969
       HOUSTON, TEXAS 77258-8969
       TELEPHONE:1-800-231-4639 (TOLL FREE) OR
                 1-281-334-2469 (COLLECT)

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                              File No. 811- 6477

INVESTOR RISK TOLERANCE QUIZ

The results of this short quiz won't be conclusive, of course. But it may give you some insight into how much risk you can or should build into your personal investment plan. Risk is one of the factors you need to consider before making investment decisions. Consult with your registered representative to guide you in the use of the questionnaire.


 1.  WHAT DO YOU THINK ABOUT INVESTING?

     / / a.    I prefer as little risk as possible to get a stable investment.
     / / b.    I prefer a balanced approach to risk and return.
     / / c.    I can accept more risk to get the highest possible return.

 2.  WHAT DO YOU THINK ABOUT INVESTING IN STOCKS COMPARED TO BONDS AND CASH?

     / / a. I prefer cash investments over stocks and bonds even though the return may be less.
     / / b. I like a mix of stocks and bonds to give me a balanced investment.
     / / c. I like stocks because of the opportunity for higher returns even though the risk is greater.

 3.  WHAT DO YOU THINK ABOUT FLUCTUATIONS IN YOUR ACCOUNT?

     / / a. I want to reduce fluctuations even though my investment return may be less.
     / / b. I can tolerate only moderate fluctuations to gain favorable returns.
     / / c. I can tolerate larger fluctuations in order to increase the potential for higher returns.

 4.  WHAT DO YOU THINK ABOUT INFLATION AND ITS IMPACT ON YOUR INVESTMENTS?

     / / a.    I am satisfied if my returns only keep up with inflation.
     / / b.    I am happy if my investment returns only slightly beat inflation.
     / / c.    I want my investment returns to get a higher return than the rate of inflation.

 5.  HOW MANY YEARS BEFORE YOU NEED THE MONEY?

     / / a.    1-5 years
     / / b.    6-10 years
     / / c.    11 years or more

     SCORING:
     For an "a" answer give yourself 1 point, for each "b", 3pts., for each "c", 5pts.

     5-12 POINTS
     CONSERVATIVE INVESTING:
     The goal is to preserve the original investment while achieving a small, but predictable gain.

     13-21 POINTS
     MODERATE INVESTING:
     The goal is to expect some ups-and-downs in return for a good gain over time.

     22-25 POINTS
     AGGRESSIVE INVESTING:
     The goal is to accept larger short-term losses than most investors in return for the possibility of substantial long-term gains.


     LOW        MODERATE      HIGH

       POTENTIAL REWARD/RISK

     Risk is defined as volatility of returns. A high-risk investment policy provides an opportunity to achieve greater returns (rewards) than a low-risk investment policy. A high-risk policy also creates the possibility of achieving lower returns than a low-risk investment policy, so it is said that a high-risk policy is more volatile. Before making any investment decision, you should obtain and carefully read the current prospectus for complete information, including all fees and expenses. When investing in securities, shares may be worth more or less than the purchase price and there is no guarantee against the loss of principal and profit.


                              NOT PART OF THE PROSPECTUS

                                  SM&R EQUITY FUNDS

                                        GROWTH
                                SM&R Growth Fund, Inc.

                                    EQUITY INCOME
                            SM&R Equity Income Fund, Inc.

                                      BALANCED
                               SM&R Balanced Fund, Inc.

                                SM&R INVESTMENTS, INC.

                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                              SM&R Government Bond Fund

                               CURRENT TAX FREE INCOME
                                  SM&R Tax Free Fund

                       STABILITY, LIQUIDITY AND CURRENT INCOME
                                  SM&R Primary Fund

                       STABILITY, LIQUIDITY AND CURRENT INCOME
                                SM&R Money Market Fund

                                   HOW TO REACH US:

                                 SHAREHOLDER SERVICES
                                    (800) 231-4639

                                     FUND QUOTES
                                (800) 526-8346 ext.268

                                 SALES AND MARKETING
                                    (800) 526-8346

                               TO REQUEST A PROSPECTUS
                                    (800) 231-4639


                             [LOGO] SECURITIES MANAGEMENT
                                    AND RESEARCH, INC.
                                    MANAGER & DISTRIBUTOR
                                    ----------------------
                                    MEMBER NASD, SIPC

                    2450 SOUTH SHORE BLVD. - LEAGUE CITY, TX 77573
                                    (281) 334-2469



                                   FORM 9094 - 1/99

                              NOT PART OF THE PROSPECTUS

                                         SM&R

                                  FIXED INCOME FUNDS

                                   "Class T Shares"

                 Shares are available to Certain Eligible Purchasers
               (and Shareholders of the Fund Prior to January 1, 1999)

                      INVESTMENT STRATEGIES FOR A CHANGING WORLD

                           PROSPECTUS DATED JANUARY 1, 1999

SM&R
FIXED INCOME FUNDS

P R O S P E C T U S
JANUARY 1, 1999

SM&R INVESTMENTS, INC.
  -  SM&R GOVERNMENT BOND FUND
  -  SM&R TAX FREE FUND
  -  SM&R PRIMARY FUND
  -  SM&R MONEY MARKET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS T   (CERTAIN ELIGIBLE PURCHASERS
                   AND SHAREHOLDERS
                   PRIOR TO JANUARY 1, 1999.)

TABLE OF CONTENTS
-------------------------------------------------------------------

RISK/RETURN SUMMARY..........................................          1
  SM&R Government Bond Fund..................................          1
  SM&R Tax Free Fund.........................................          3
  SM&R Primary Fund..........................................          5
  SM&R Money Market Fund.....................................          7
  Types of Investment Risk...................................          9
  Bar Chart and Performance Table............................         10
  Fees and Expenses of the Funds.............................         14
SHARES OF THE FUNDS..........................................         17
  Eligible Purchasers of Class T Shares......................         17
  Class T Sales Charges......................................         19
  Sales Charge Reductions and Waivers........................         19
INVESTMENT OBJECTIVES AND POLICIES...........................         21
  Government Bond Fund.......................................         21
  Tax Free Fund..............................................         25
  Primary Fund...............................................         29
  Money Market Fund..........................................         30
RISK FACTORS.................................................         32
PURCHASES AND REDEMPTIONS....................................         35
  Purchasing Shares..........................................         35
  Pricing of Fund Shares.....................................         36
  Special Purchase Plans and Services........................         37
  Retirement Plans...........................................         42
  Dividends, Distributions, and Taxes........................         43
  Redeeming Shares...........................................         44
THE FUNDS AND MANAGEMENT.....................................         50
FINANCIAL HIGHLIGHTS.........................................         53
  Government Bond Fund.......................................         53
  Tax Free Fund..............................................         54
  Primary Fund...............................................         55
APPENDIX.....................................................        A-1

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------

GOVERNMENT BOND FUND'S INVESTMENT OBJECTIVE
                   To provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

GOVERNMENT BOND FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Government Bond Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This fund may also invest assets in collateralized mortgage obligations.

                   The Government Bond Fund may invest in zero coupon bonds, which are U.S. Government obligations. The fund may also invest in commercial paper, certificates of deposit, corporate debt securities rated "A" or higher, and repurchase agreements.

                   The Government Bond Fund generally invests primarily in medium and long term securities. The average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter durations). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND
                   You could lose money on your investment in the Government Bond Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates rise (thus causing a decline in the market value of debt securities)
                   - the worldwide demand for U.S. government securities falls
                   - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages
                   - interest rates rise enough to cause fewer people than
                     expected to repay their mortgages early
                   - if any bonds the fund owns are downgraded in credit rating or go into default

WHO MAY WANT TO INVEST IN THE GOVERNMENT BOND FUND
                   The Government Bond Fund may be
                   appropriate if you:
                   - are seeking a regular stream of income to meet current
                     needs
                   - are seeking higher potential returns than money market
                     funds and are willing to accept moderate risk of volatility
                   - are retired or nearing retirement

                   The Government Bond Fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require absolute stability of your principal

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
-------------------------------------------------------------------

TAX FREE FUND'S INVESTMENT OBJECTIVE
                   To provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions.

TAX FREE FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income taxes. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poors and Fitch. This fund may not invest more than 20% of its assets in UNRATED municipal securities. These securities may be less liquid than comparably rated municipal securities and involve somewhat greater risk. This fund may also invest up to 20% of its assets in Government guaranteed taxable bonds, highly rated corporate bonds, or commercial paper.

                   The average portfolio maturity of the Tax Free Fund generally is expected to be in the six to twelve year range (some securities have longer or shorter durations). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE TAX FREE FUND
                   You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates rise (thus causing a decline in the market value of debt securities)
                   - if any bonds the fund owns are downgraded in credit rating or go into default
                   - certain securities become harder to value or to sell at a fair price

                   ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

WHO MAY WANT TO INVEST IN THE TAX FREE FUND
                   The Tax Free Fund may be appropriate if you:
                   - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes
                   - are in a high tax bracket (28% and up)
                   - are seeking a regular stream of income to meet current
                     needs
                   - are seeking higher potential returns than money market
                     funds and are willing to accept moderate risk of volatility

                   The Tax Free Fund may NOT be appropriate if you:
                   - are investing for maximum return
                   - require absolute stability of your principal
                   - prefer capital gains over ordinary income

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
-------------------------------------------------------------------

PRIMARY FUND'S INVESTMENT OBJECTIVE
                   To seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper.

PRIMARY FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Primary Fund invests primarily in
                   commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations. This fund will only invest in commercial paper rated in one of the two highest rating categories.

                   The Primary Fund may also invest in:
                   - U.S. Government obligations;
                   - corporate debt obligations maturing in five years or less and rated "A" or higher;
                   - certificates of deposit, generally maturing in 3 years or less; and
                   - repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE PRIMARY FUND
                   You could lose money on your investment in the Primary Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates rise (thus causing a decline in the market value of debt securities)
                   - if any of the fund's investments are downgraded in credit rating or go into default

                   By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE PRIMARY FUND
                   The Primary Fund may be appropriate if you:
                   - are seeking a regular stream of income to meet current
                     needs
                   - are seeking higher potential returns than money market
                     funds and are willing to accept moderate risk of volatility
                   - are more concerned with safety of principal than with
                     investment returns
                   - are retired or nearing retirement

                   The Primary Fund may NOT be appropriate if you:
                   - are investing for maximum return
                   - require absolute stability of your principal
                   - are investing for goals that are many years in the future
                   - prefer capital gains over ordinary income

RISK/RETURN SUMMARY                                       SM&R MONEY MARKET FUND
-------------------------------------------------------------------

MONEY MARKET FUND'S INVESTMENT OBJECTIVE
                   To seek the highest current income consistent with the stability of principal and maintenance of liquidity.

MONEY MARKET FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including: U.S. Government obligations, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISKS OF INVESTING IN THE MONEY MARKET FUND
                   The Money Market Fund is subject to the
                   following risks:
                   - that interest rates may rise (thus causing a decline in the market value of debt securities)
                   - that the fund's investments may be downgraded in credit
                     rating or go into default

                   However, the risks of investment in the Money Market Fund may be expected to be less than for other mutual funds. By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND.

RISK/RETURN SUMMARY                                       SM&R MONEY MARKET FUND
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE MONEY MARKET FUND
                   The Money Market Fund may be appropriate if you:
                   - require stability of principal
                   - are seeking a mutual fund for the cash portion of an asset allocation program
                   - need to "park" your money temporarily
                   - are more concerned with safety of principal than with
                     investment returns
                   - are investing emergency reserves

                   The Money Market Fund may NOT be appropriate if you:
                   - want federal deposit insurance
                   - are seeking an investment that is likely to outpace
                     inflation
                   - are investing for retirement or other goals that are many years in the future
                   - are investing for growth or maximum current income

                   YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

\

RISK/RETURN SUMMARY
-------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the four funds may be subject to certain of the following types of risks:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK AFFECTS ALL FOUR FUNDS, BUT HAS LESS AFFECT ON THE MONEY MARKET AND PRIMARY FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This risk is common to all mutual funds. THIS RISK AFFECTS ALL FOUR FUNDS.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them. THIS RISK AFFECTS ALL FOUR FUNDS.

PREPAYMENT AND EXTENSION RISK. PREPAYMENT RISK is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or

RISK/RETURN SUMMARY
------------------------------------------------
expected number of mortgage prepayments, thereby reducing the security's value. EXTENSION RISK is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THIS RISK APPLIES ONLY TO THE GOVERNMENT BOND FUND.

BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:
- by showing each fund's performance for each year since inception and
- by showing how each fund's average annual returns for certain periods compare to those of a broad-based securities market index.

Because the Money Market Fund was not in operation during these periods, it is not included in the bar chart or the performance table.

The returns shown are based on an investment in the funds prior to the creation of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. We created the multiple classes of shares on January 1, 1999.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           9.31%
1994          -4.65%
1995          18.57%
1996           3.43%
1997           8.14%

* For the nine month period ended September 30, 1998, the Government Bond Fund had a total return of 6.70%.

During the period shown in the bar chart, the highest return for a quarter was 6.44% achieved June 30, 1995 and the lowest return for a quarter was minus 1.77% for the quarter September 30, 1994.

   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1997)      PAST ONE YEAR          PAST 5 YEARS
  SM&R GOVERNMENT BOND FUND         3.28%                 5.71%
  * LEHMAN BROTHERS                 9.54%                 8.71%
    GOVERNMENT/MORTGAGE-
    BACKED SECURITIES INDEX

* Lehman Brothers Government/Mortgage-Backed Securities Index is an index which includes all public obligations of the U.S Treasury and all publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government as well as 15 and 30 year fixed rate securities backed by mortgage pools of the GNMA, FHLMA and FNMA.

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           2.48%
1994           3.58%
1995           5.26%
1996           4.92%
1997           5.08%

* For the nine month period ended September 30, 1998, the Primary Fund had a total return of 3.81%.

During the period shown in the bar chart, the highest return for a quarter was 2.54% achieved September 30, 1997 and the lowest return for a quarter was 0.60% for the quarter June 30, 1993.

   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1997)      PAST ONE YEAR          PAST 5 YEARS
  SM&R PRIMARY FUND                 5.08%                 4.26%
  * LEHMAN GOVERNMENT/              7.99%                 7.02%
    CORPORATE INDEX

* Lehman Government/Corporate Index is an index representing all public obligations of the U.S. Treasury as well as all publicly issued debt of U.S. government agencies with maturities of one to three years.

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994          -5.49%
1995          17.87%
1996           4.48%
1997           8.98%

* For the nine month period ended September 30, 1998, the Tax Free Fund had a total return of 5.73%.

During the period shown in the bar chart, the highest return for a quarter was 7.41% achieved March 31, 1995 and the lowest return for a quarter was minus 3.94% for the quarter March 31, 1994.

   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1997)      PAST ONE YEAR          PAST 4 YEARS
  SM&R TAX FREE FUND                4.08%                 4.94%
  * LEHMAN BROTHERS                 9.19%                 11.18%
    MUNICIPAL INDEX

* Lehman Brothers Municipal Index is an index of investment grade tax exempt bonds classified into four major sections: General Obligation, Revenue, Insured and Preferred.

RISK/RETURN SUMMARY
-------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                    MONEY
                                               GOVERNMENT    TAX FREE   PRIMARY    MARKET
                                                BOND FUND      FUND       FUND      FUND
                                               -----------   --------   --------   -------
                                                 CLASS T     CLASS T
                                               -----------   --------
Maximum Sales Charge Imposed on Purchases (as
  a percentage of offering price)                   4.5%(1)      4.5%(1)   None      None
Maximum Deferred Sales Charge (as a
  percentage of offering price)(2)                 None         None      None       None
Maximum Sales Charge Imposed on Reinvested
  Dividends (as a Percentage of offering
  price)                                           None         None      None       None
Exchange Fees                                      None         None      None       None

ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from fund assets)

                                                                                    MONEY
                                               GOVERNMENT    TAX FREE   PRIMARY    MARKET
                                                BOND FUND      FUND       FUND      FUND
                                               -----------   --------   --------   -------
                                                 CLASS T     CLASS T
                                               -----------   --------
Management Fees                                    0.50%        0.50%     0.50%      0.25%
Other Expenses(4)                                  0.50%        0.75%     0.48%      0.25%
Total Annual Fund Operating Expenses               1.00%        1.25%     0.98%      0.50%
Fee Waivers and Expense Reimbursements(5)            --           --        --         --
Net Expenses                                       1.00%        1.25%     0.98%      0.50%

RISK/RETURN SUMMARY
------------------------------------------------

NOTES TO THE FEES AND EXPENSES OF THE FUNDS

(1) You pay a sales charge of 4.5% on initial investments in Class T shares of less than $100,000. You pay a reduced sales charge at certain breakpoints, as follows:

    - 3.50% on initial investments of at least $100,000 but less than $250,000

    - 2.50% on initial investments of at least $250,000 but less than $500,000

    - zero on initial investments of $500,000 or more

(2) You pay an $8.00 transaction fee for each expedited wire redemption.

(3) The "Management Fees" and "Other Expenses" for the Government Bond, Primary, and Tax Free Funds are for the year ended August 31, 1998; for the Money Market Fund, they are estimates for the first year of operation (ending August 31, 1999). NO DISTRIBUTION OR SERVICE (12b-1) FEES ARE IMPOSED ON CLASS T SHARES OF THE GOVERNMENT BOND FUND AND THE TAX FREE FUND, OR ON ANY SHARES OF THE PRIMARY FUND AND MONEY MARKET FUND.

(4) "Other Expenses" include the 0.25% Administrative Service Fee. "Other Expenses" for Class T shares are based on the expenses and average net assets of the Government Bond Fund and the Tax Free Fund for the fiscal year ended August 31, 1998. "Other Expenses" shown for the Money Market Fund are estimated for the current fiscal year ending August 31, 1999.

(5) The Fee Table reflects fees waived and expenses assumed contractually by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include any 12b-1 fee or class-specific expenses.

    The Fee Table does not reflect fees waived or expenses assumed by SM&R on a voluntary basis. During the fiscal year ended August 31, 1998, SM&R voluntarily waived fees of 0.18%, and 0.50% for the, Primary Fund and Tax Free Fund, respectively. SM&R intends to continue to voluntarily waive the advisory fee for the Tax Free Fund. SM&R also intends to reimburse regular operating expenses that exceed average daily net assets as follows: 0.80% for the Primary Fund and 1.00% for the Government Bond Fund. SM&R may discontinue or reduce any such waiver or reimbursement of expenses at any time without notice.

    The following table shows fees and expenses for the Government Bond, Primary, and Tax Free Funds for the year ended August 31, 1998 taking

RISK/RETURN SUMMARY
------------------------------------------------
    into account fee all waivers and expense reimbursements, both contractual and voluntary. For the Money Market Fund, they are estimates considering estimated fee waivers and expense reimbursements for the year ending August 31, 1999.

ANNUAL FUND OPERATING EXPENSES
(As a Percentage of Average Net Assets After All Fee Waivers and Expense Reimbursements)

                           GOVERNMENT BOND    TAX FREE                     MONEY
                                FUND            FUND      PRIMARY FUND  MARKET FUND
                           ---------------  ------------  ------------  -----------
                               CLASS T        CLASS T
                           ---------------  ------------
Management Fees                   0.50%           0.00%         0.32%        0.25%
Other Expenses                    0.50%           0.75%         0.48%        0.25%
Total Annual Fund
  Operating Expenses              1.00%           0.75%         0.80%        0.50%
                                   ---           -----         -----        -----
                                   ---           -----         -----        -----

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each fund and applicable class thereof for the time periods indicated, based on expenses before fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:

                                            ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                            --------   -----------   ----------   ---------
Government Bond Fund (Class T)                $547        $754         $  978      $1,620
Tax Free Fund (Class T)                       $572        $829         $1,105      $1,893
Primary Fund                                  $100        $312         $  542      $1,201
Money Market Fund                             $ 51        $160         $  280      $  628

Because there are no deferred sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did not redeem your shares.

SHARES OF THE FUNDS
-------------------------------------------------------------------

SM&R Investments, Inc., formerly known as SM&R Capital Funds, Inc. (the "Company" or "we") offers four separate investment portfolios. The Money Market and Primary Funds each consist of a single class of shares offered at net asset value and do not impose any sales charges or distribution and service (12b-1) fees. The Government Bond and Tax Free Funds offer Class T shares at net asset value plus an initial sales charge. Class T shares do not impose any distribution and service (12b-1) fees.

The Government Bond and Tax Free Funds offer five other classes through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class Y "institutional" shares; and
(5) Class J "network" shares offered through certain financial intermediaries that have distribution agreements with SM&R. Class A, Class B, Class C, Class Y, and Class J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the Company's class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.

ELIGIBLE PURCHASERS OF CLASS T SHARES

In general, Class T shares may only be purchased by existing shareholders that owned shares of the Government Bond Fund or Tax Free Fund on December 31, 1998 and certain other designated persons. The other designated persons that can purchase Class T shares include:

    (a) present and retired directors, officers, and full-time employees of the Company;

    (b) present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;

    (c) present and retired officers, directors, and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any insurance company for which any of American National's present directors serve as a director or partner;

    (d) present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;

    (e) any child or step-child of any person named in (a), (b), (c), or (d) above and their spouses;

    (f) any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e) (although shares of the Tax Free Fund should not be purchased by these entities);

    (g) custodial accounts for minor children of such persons mentioned in (a),
        (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts (although shares of the Tax Free Fund should not be purchased by these entities);

    (h) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds); and

    (i) persons purchasing shares for a federal or state sponsored post-secondary education funding program.

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

OPENING AN ACCOUNT. Your ability to open a new account depends on the basis of your eligibility to purchase Class T shares, as follows:

  - If you are eligible to purchase Class T shares because you are an existing shareholder of either the Government Bond Fund or the Tax Free Fund (and owned shares on December 31, 1998), you can purchase additional Class T shares of the fund in which you are invested, but cannot open a new account in another fund. For example, if you own shares of the Government Bond Fund only (and you owned shares of that fund on December 31, 1998), you may purchase additional Class T shares of that fund.

    However, you cannot purchase Class T shares of the Tax Free Fund.

  - If you are a designated person listed in (a)-(i) above, you can open a new account in Class T shares and may purchase Class T shares of any fund managed by SM&R. YOU ARE ALSO ELIGIBLE FOR WAIVER OF THE INITIAL SALES CHARGE AS DESCRIBED BELOW.

CLASS T SALES CHARGES

The offering price of Class T shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following table:

                                                                SALES CHARGE AS A %
                                          SALES CHARGE AS A %      OF NET AMOUNT
AMOUNT OF INVESTMENT                       OF OFFERING PRICE         INVESTED
----------------------------------------  -------------------  ---------------------
Less than $100,000                                  4.5%                  4.7%
$100,000 but less than $250,000                     3.5%                  3.6%
$250,000 but less than $500,000                     2.5%                  2.6%
$500,000 and over                                   None                  None

SALES CHARGE REDUCTIONS AND WAIVERS

DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class T shares, you may combine concurrent purchases of Class T shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

    (1) Any individual;

    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

    (3) A trustee or fiduciary of a single trust estate or single fiduciary account;

    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

    (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested--to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

WAIVER OF INITIAL SALES CHARGE FOR CERTAIN PURCHASERS. After SM&R receives a written request, those designated person listed in (a)-(i) above may purchase Class T shares of the Government Bond Fund and the Tax Free Fund at net asset value per share without the imposition of any sales charge.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

GOVERNMENT BOND FUND
(FORMERLY NAMED AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES)

The Government Bond Fund seeks to achieve its objective through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS--There are two broad categories of U.S. Government
Obligations:

    (1) direct obligations of the U.S. Treasury, and

    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES--We anticipate that a substantial portion of the Government Bond Fund's portfolio will consist of mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U.S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available. The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Fund's securities will generally increase. However, we anticipate that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Fund invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Fund purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS--The Government Bond Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities. Collateralized obligations in which the Government Bond Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS--The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

TAX FREE FUND (FORMERLY NAMED AMERICAN NATIONAL TAX FREE FUND SERIES)

The Tax Free Fund, as a matter of fundamental policy, seeks to achieve its objective by investing at least 80% of the value of its net assets in municipal securities the interest on which is exempt from federal income taxes.

The Tax Free Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgement of SM&R, the adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

The Tax Free Fund will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA ("Fitch") (E.G., MIG 4 or higher by Moody's) or in securities which are not rated, provided that, in the opinion of SM&R, such securities are comparable in quality to those within the four highest ratings. The rating agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on those bonds than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it believes that the purchase of such bonds is consistent with the Tax Free Fund's investment objective. In the event the rating of an issue held by the Tax Free Fund is changed by the rating service, such change will be considered by the Tax Free Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security held which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade. A description of the ratings may be found in the Appendix to this Prospectus.

Purchasing unrated municipal securities, which may be less liquid than comparably rated municipal securities, involves somewhat greater risk and consequently the Tax Free Fund may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments, SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuer's comparative credit rating and whether the securities are consistent with the Tax Free Fund's investment objective and policies.

During normal market conditions, the Tax Free Fund will have at least 80% of its net assets invested in municipal securities the income of which is fully exempt from federal income taxation. Furthermore, under normal market conditions up to 20% of the Tax Free Fund's net assets, and as a temporary defensive measure during abnormal market conditions, up to 50% of its net assets may be invested in the following types of taxable fixed income obligations:

    (1) obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities (See "Government Bond Fund" above for an explanation of U.S. government obligations);

    (2) corporate debt securities which at the date of the investment are rated A or higher by Moody's, S&P or Fitch.

    (3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or by S&P or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or A or higher by S&P;

    (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and

    (5) repurchase agreements secured by U.S. government securities, provided that no more than 15% of the Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days.

To the extent income dividends include income from taxable sources, a portion of a shareholder's dividend income may be taxable. (See "Dividends, Distributions, and Taxes"). In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

The Tax Free Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other municipal securities. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Fund will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (this limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality, and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification.

MUNICIPAL SECURITIES--The term "municipal securities," as used in this Prospectus means obligations issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security. Neither the funds nor SM&R will review the proceedings relating to the issuance of municipal obligations or the basis for opinions of counsel.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the Statement of Additional Information.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. For example, if interest rates increase from the time a security is purchased, the security's value and sales price generally will be less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, the security's value and sales price may be greater than its purchase cost. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield with shorter maturities than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest.

The Tax Free Fund may purchase municipal bonds for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") and municipal securities whose principal and interest payments are insured by a commercial insurance company as long as the underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's) ("insured"). The Tax Free Fund may also purchase unrated securities of issuers which SM&R believes would have been rated BBB or Baa had the issuer requested a rating from S&P, Fitch or Moody's. Such implied investment grade rating will be determined by SM&R upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser, and underwriter. Insured and defeased bonds are further described in the Statement of Additional Information. In general, these types of municipal securities will not be treated as an obligation of the original municipality for purposes of determining industry concentration.

PRIMARY FUND (FORMERLY NAMED AMERICAN NATIONAL PRIMARY FUND SERIES)

Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Primary Fund will invest only in commercial paper which, at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSROs") (See the "Appendix" hereto for information about such ratings and such rating organizations).

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions. Although the Primary Fund's assets will be invested in securities with short maturities, the Primary Fund will manage its portfolio as described above. (See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.)

OTHER INVESTMENTS--The Primary Fund may invest in (i) U.S. Government Obligations (See the "Government Bond Fund" above for an explanation of U.S. Government Obligations); (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of the investment are rated "A" or higher by an NRSRO; and
(iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion (See "INVESTMENT OBJECTIVES AND POLICIES--Certificates of Deposit and Banker's Acceptance" in the Statement of Additional Information for a description of the securities) and (iv) repurchase agreements with respect to any type of instrument in which the Primary Fund is authorized to invest even though the underlying instrument may mature in more than two (2) years.

MONEY MARKET FUND

The Money Market Fund seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Company's Board of Directors. The Money Market Fund may invest in the following types of high quality debt obligations:

    (1) U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies and instrumentalities. (See "Government Bond Fund" above for an explanation of U.S. Government Obligations).

    (2) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Fund will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

    (3) BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.

    (4) COMMERCIAL PAPER. As discussed above under "Primary Fund," commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs.

    (5) BONDS AND NOTES. The Money Market Fund may invest in corporate bonds or notes with a remaining maturity of one year or less.

    (6) COLLATERALIZED MORTGAGE OBLIGATIONS. As discussed above under "Government Bond Fund," CMOs are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Fund limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Fund. As used in this Prospectus, "Eligible Securities" means securities that are:

    (a) rated in one of the two highest short-term rating categories, or

    (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite NRSROs. Currently, five organizations are NRSROs: Moody's, S&P, Fitch IBCA, Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Fund generally limits its investments in securities, as follows:

    - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.

    - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

    - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Objectives and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months).

Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Fund's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Fund may be expected to be less than for any other Fund. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

RISK FACTORS
-------------------------------------------------------------------

The following discussion relates to all four funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

Any of the funds could lose money if the stock markets in general go down or if the particular debt obligations purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

DEBT SECURITIES RISKS. Debt securities are subject to change in their values due to changes in prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. If interest rates were to drop dramatically, some of the securities could be called and/or prepaid, requiring reinvesting in securities at much lower yields.

On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. In such circumstances, the value of existing bonds decrease because the interest payments from existing bonds are less attractive than new issues with higher interest rates and investors would lose money if they liquidate holdings.

The funds could lose money if any bonds they own are downgraded in credit rating or go into default. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other securities. A change in credit rating of an issuer can also affect the bond's value, thus affecting the market value of the funds. However, the funds invest predominately in investment grade bonds in order to minimize credit risk. (See "Investment Objectives and Policies" for more information about the ratings required for investments by each specific fund.) Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Government Obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

MARKET RISKS. Because the funds may invest in debt obligations which are traded on securities exchanges, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect the price of that company's debt obligations (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a security's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in the debt obligations of any one company and by not holding a substantial amount of the debt obligations of any one company.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them. Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
-------------------------------------------------------------------
PURCHASING SHARES

You may purchase shares of a fund from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. WE RESTRICT PURCHASES OF CLASS T SHARES. FOR MORE INFORMATION ABOUT THESE RESTRICTIONS, SEE "ELIGIBLE PURCHASERS OF CLASS T SHARES" UNDER "SHARES OF THE FUNDS."

Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:

                    Securities Management and Research, Inc.
                    P.O. Box 58969
                    Houston, Texas 77258-8969

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and, therefore, may not be able to utilize services available only to shareholders of record.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application which includes the purchaser suitability form. The application and suitability form are to be mailed directly to SM&R at the above address. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.

MINIMUM PURCHASE REQUIREMENT: For Class T shares of the Government Bond and Tax Free Funds, your initial investment must be at least $100 and all subsequent investments must be at least $20. For the Primary and the Money Market Fund, your initial investment must be at least $1,000 and all subsequent investments must be at least $100. We waive these initial investment minimums when purchases are part of certain systematic investment programs (See "Special Purchase Plans and Services" for additional information on reduction of the minimums). We reserve the right to reject any purchase.

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the class and the fund being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

    The Moody National Bank of Galveston ABA #113100091
    Securities Management and Research, Inc. #035 868 9
    Name of Class and Fund (E.G., Class T of the Government Bond Fund) Fund Account Number (number appears on your confirmation statement) Your Name (E.G., Mary Smith)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange ("the Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable table for the class. (See "Shares of the Funds--Sales Charges.") You may purchase shares of the Primary and Money Market Funds without a sales charge. Accordingly, the offering price for shares of those funds is net asset value.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value once each day the Exchange is open at the close of regular trading on the Exchange (currently 3:00 p.m. Central Time). In the event the Exchange closes early on a particular day, we will determine the net asset value of each fund as of the close of the Exchange that day. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined that day if:

    - SM&R receives your order in proper form prior to the close of the Exchange;

    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the Exchange and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or

    - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

If we receive your order after the close of the Exchange or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL PURCHASE PLANS AND SERVICES

In addition to the special plans described above that permit you to reduce the initial sales charge assessed on Class T shares, the Company offers other services and plans that are designed to facilitate investment in the funds. At this time, there is no charge to you for these services. The Company may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative, broker-dealer or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. You can take advantage of this service by completing the appropriate Special Investor Services sections of the account application when opening your account. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file, and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your registered representative or SM&R for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

 (i) the name of the fund or funds;
 (ii) all digits of the account number;
(iii) the exact name and address used in the registration(s); and
 (iv) the Social Security or Employer Identification Number listed on the account(s).

Additionally, we record all telephone transactions for your protection.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE OR WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

GOVERNMENT BOND FUND AND TAX FREE FUND. You may exchange Class T shares that you own in the Government Bond or Tax Free Fund, without an exchange fee or sales charge, for corresponding Class T shares of another fund managed by SM&R. You also may exchange your Class T shares for shares of the Primary or Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire.

PRIMARY FUND AND MONEY MARKET FUND. You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vise versa. You may exchange shares you own in the Primary or Money Market Fund for Class A, T, J, or Y shares of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class T shares of the Government Bond Fund. You then exchange your Class T shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class T shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class T shares because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days;

    (h) certificates representing shares, if any, are returned before such shares are exchanged; and

    (i) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Company and raise the Company's expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may invest in Class T shares of the Government Bond Fund, or with shares of the Primary and Money Market Funds:

    - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

    - Simplified Employee Pension Plans (SEPs),

    - 403(b) Custodial Accounts (TSAs), and

    - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. (See "Purchasing Shares" for the minimum initial and subsequent purchase requirements.) SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the Company. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the Company and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

Because IRAs, SEPs, TSAs, and other qualified plans are exempt from federal income tax, they will be unable to benefit from the general tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not generally considered to be suited for such plans or persons.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS.

GOVERNMENT BOND AND TAX FREE FUNDS. The Government Bond and Tax Free Funds generally will declare and pay dividends from net investment income monthly and net realized short-term or long-term capital gains, if any, annually. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents, in substance, a return of capital.

PRIMARY AND MONEY MARKET FUNDS. At 3:00 p.m. Central Time, on each day that the Exchange is open for trading, the Primary and Money Market Funds each will declare a dividend of all of its net investment income to shareholders of record on that date. Such dividends will be paid monthly.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the Government Bond, Primary, and Money Market Funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

The Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should also keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the Company with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES

You can redeem fund shares at net asset value determined on the date the request is received by SM&R in proper form. A redemption request must be addressed to Securities Management and Research, Inc., P.O. Box 58969, Houston, Texas 77258-8969.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

    (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;

    (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;

    (c) the shares to be redeemed are not in certificate form;

    (d) the proceeds of the redemption are $500 or more and do not exceed $25,000; and

    (e) the security procedures discussed under "Special Purchase Plans And Services--Exchange Privilege" have been met.

These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

FAX REDEMPTIONS. You may request redemptions by fax as long as they meet the requirements stated in (a)-(d) under Telephone Redemptions above.

SYSTEMATIC WITHDRAWAL PLAN. The Company has a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal

Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Government Bond Fund or the Tax Free Fund because of the sales charge involved in additional purchases. You should carefully consider such purchases and contact your financial adviser regarding their advisability. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption of Class T shares of a fund, a shareholder may reinvest all or part of the proceeds in Class T shares of that same fund at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation.

For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact a registered representative or SM&R.

"PROPER FORM" means the request for redemption must include:

    (1) your share certificates, if issued;

    (2) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (3) any required signature guarantees (see "Signature Guarantees" below);
        and

    (4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to the Company's transfer agent in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

    (1) the proceeds of the redemption exceed $25,000;

    (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;

    (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or

    (4) the Company or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Company or transfer agent.

You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares of the Government Bond Fund, Primary Fund, and Money Market Fund in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

    (1) death of the employee;

    (2) termination of service with the employer; or

    (3) retirement of employee.

CHECK WRITING OPTION. Check writing is available in the Money Market Fund to investors having an account value of $1,000 or more. $250 is the minimum check amount under the check writing option. This option is not available on IRAs or TSAs. Shareholders wishing to avail themselves of this option must complete the check writing option signature card in the Prospectus. After obtaining specimen signatures and the fully executed card, SM&R will order checks and arrange for the shareholder's checks to be honored by a bank. Investments made by personal check or third party check will be held for fifteen (15) business days following the investment during which time checks may not be drawn on the amount of such investment. This service may be terminated or suspended or additional charges may be imposed for this service. Shareholders will be provided the initial checkbook free of charge. There will be a $5 fee for re-orders. Shareholders will be allowed to write ten (10) checks free each calendar quarter.

When a check is presented for payment, SM&R, as the shareholder's agent, will cause each fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. Shareholders will continue to be entitled to dividends on their shares up to the time the check is presented to SM&R for payment. If the amount of the check is greater than the value of the shares held in the shareholder's account for more than fifteen (15) business days at the time the check is presented for payment, the check will be returned to the payee as not being covered by sufficient funds, and the shareholder will be subject to extra charges as a result.

Primary Fund shareholders that had check writing privileges prior to December 31, 1998 will be permitted to continue writing checks on the Primary Fund subject to the terms applicable to the Money Market Fund described above. SHAREHOLDERS USING THE PRIMARY FUND CHECK WRITING OPTION SHOULD BE AWARE THAT WRITING A CHECK IS A REDEMPTION OF SHARES. THOSE SHARES MAY BE WORTH LESS WHEN THE CHECK IS PRESENTED FOR PAYMENT THAN WHEN THE CHECK WAS WRITTEN.

REDEMPTION OF SMALL ACCOUNTS. The Company reserves the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500 in the case of the Government Bond and Tax Free Funds or $1,000 in the case of the Primary and Money Market Funds. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE COMPANY. The Company, acting through its transfer agent, reserves the right:

    - to waive or lower investment minimums;

    - to accept initial purchases by telephone from a registered representative;

    - to refuse any purchase order;

    - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

    - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur;

    - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

    - to otherwise modify the conditions of purchase and any services at any time;

    - to act on instructions not believed to be genuine; or

    - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISOR

The Company's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

Under the Advisory Agreements with the Company, SM&R is paid an investment advisory fee, which is calculated separately for each fund, as compensation for its services. The agreement provides that SM&R will receive advisory fees as set forth below.

GOVERNMENT BOND FUND AND TAX FREE FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Government Bond and Tax Free Funds at the annual rate as follows:

          ON THE PORTION OF EACH FUND'S             INVESTMENT ADVISORY
            AVERAGE DAILY NET ASSETS                  FEE ANNUAL RATE
-------------------------------------------------  ---------------------
Not exceeding $100,000,000                                   0.50%
Exceeding $100,000,000 but not exceeding
  $300,000,000                                               0.45%
Exceeding $300,000,000                                       0.40%

MONEY MARKET FUND AND PRIMARY FUND. For the Money Market and Primary Funds, we calculate the investment advisory fee at the annual rate of 0.25% and 0.50%, respectively, of each fund's average daily net asset value.

After applicable fee waivers, SM&R received total advisory fees from the Government Bond Fund and Primary Fund for the fiscal year ended August 31, 1998 which represented 0.50% and 0.32%, respectively, of each such fund's average daily net assets. SM&R waived all advisory fees for the Tax Free Fund for the fiscal year ended August 31, 1998. The Money Market Fund was not in operation during the fiscal year ended August 31, 1998.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Service Agreement with the Company, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under the agreement, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

        ON THE PORTION OF THE FUND'S          ADMINISTRATIVE SERVICE FEE
          AVERAGE DAILY NET ASSETS                   ANNUAL RATE
--------------------------------------------  --------------------------
Not exceeding $100,000,000                                 0.25%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                             0.20%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                             0.15%
Exceeding $300,000,000                                     0.10%

REIMBURSEMENTS AND WAIVERS

SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions. SM&R received administrative service fees of 0.25% for the fiscal year ended August 31, 1998 of each fund's average daily net assets. The Money Market Fund was not in operation during the fiscal year ended August 31, 1998.

In order to improve the yield and total return of any fund of the Company, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund of the Company while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has agreed to continue to waive the advisory fee for the Tax Free Fund and reimburse expenses incurred by the Government Bond and Primary

Funds to the extent that regular operating expenses exceed average daily net assets as follows: 0.80% for the Primary Fund and 1.00% for the Government Bond Fund.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

TERRY E. FRANK, VICE PRESIDENT, PORTFOLIO MANAGER OF THE GOVERNMENT BOND FUND, TAX FREE FUND, PRIMARY FUND AND MONEY MARKET FUND. Ms. Frank has served as
    Portfolio Manager of the Government Bond Fund since 1993 and the Tax Free Fund since its inception. She joined SM&R's investment staff in 1991 and prior to that time she held positions with American Capital Asset Management and Gibraltar Savings Association as a securities analyst and Equitable Investment Services as a research analyst.

    She has served as Portfolio Manager of the Primary Fund since November 1998 and the Money Market Fund since its inception January 1, 1999. She also serves as Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National.

JOHN S. MAIDLOW, ASSISTANT PORTFOLIO MANAGER OF THE PRIMARY FUND AND THE MONEY MARKET FUND. Mr. Maidlow has served as the Assistant Portfolio Manager of the
    Primary Fund since November, 1998 and the Money Market Fund since its inception January 1, 1999. He also services as Assistant Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. He joined SM&R's staff in 1998 and prior to that time he held positions with American Industries Trust Company as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.

FINANCIAL HIGHLIGHTS                                        GOVERNMENT BOND FUND
-------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Government Bond Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                            YEAR ENDED AUGUST 31,
                                            -----------------------------------------------------
                                              1998       1997       1996       1995       1994
                                            ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period        $   10.42  $   10.14  $   10.51  $   10.07  $   10.87
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.64       0.67       0.65       0.70       0.54
  Net Realized and Unrealized Gain (Loss)
    on Securities                                0.20       0.26      (0.37)      0.44      (0.79)
                                            ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                 0.84       0.93       0.28       1.14      (0.25)
                                            ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income          (0.66)     (0.65)     (0.65)     (0.70)     (0.55)
                                            ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                             (0.66)     (0.65)     (0.65)     (0.70)     (0.55)
                                            ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period              $   10.60  $   10.42  $   10.14  $   10.51  $   10.07
                                            ---------  ---------  ---------  ---------  ---------
                                            ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                    8.31%      9.37%      2.63%     11.85%    (2.41)%
                                            ---------  ---------  ---------  ---------  ---------
                                            ---------  ---------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)   $  23,982  $  23,683  $  21,127  $  20,466  $  19,790
Ratio of Expenses to Average Net Assets(1)      1.00%      1.00%      1.00%      0.70%      1.12%
Ratio of Net Income to Average Net Assets       6.08%      6.46%      6.17%      6.90%      5.11%
Portfolio Turnover Rate                        32.71%      9.06%     30.17%      2.20%     45.48%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.07%, 1.20%, and 1.06% for the years ended August 31, 1997, 1996, and 1995, respectively.

FINANCIAL HIGHLIGHTS                                               TAX FREE FUND
-------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Tax Free Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                                                SEPT. 9, 1993
                                             YEAR ENDED AUGUST 31,             (DATE OPERATIONS
                                   ------------------------------------------  COMMENCED) THRU
                                     1998       1997       1996       1995      AUG. 31, 1994
                                   ---------  ---------  ---------  ---------  ----------------
Net Asset Value, Beginning of
  Period                           $   10.27  $    9.93  $    9.95  $    9.62     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                 0.49       0.51       0.53       0.51           0.24
                                   ---------  ---------  ---------  ---------       --------
  Net Realized and Unrealized
    Gain (Loss) on Securities           0.37       0.33      (0.02)      0.33          (0.38)
                                   ---------  ---------  ---------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS        0.86       0.84       0.51       0.84          (0.14)
                                   ---------  ---------  ---------  ---------       --------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income                             (0.49)     (0.50)     (0.53)     (0.51)         (0.24)
                                   ---------  ---------  ---------  ---------       --------

TOTAL DISTRIBUTIONS                    (0.49)     (0.50)     (0.53)     (0.51)         (0.24)
                                   ---------  ---------  ---------  ---------       --------
Net Asset Value, End of Period     $   10.64  $   10.27  $    9.93  $    9.95     $     9.62
                                   ---------  ---------  ---------  ---------       --------
                                   ---------  ---------  ---------  ---------       --------
TOTAL RETURN                           8.58%      8.61%      5.18%      9.15%        (1.49)%(1)
                                   ---------  ---------  ---------  ---------       --------
                                   ---------  ---------  ---------  ---------       --------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's
  omitted)                         $  11,058  $  10,700  $   9,148  $   8,399  $       7,295
Ratio of Expenses to Average Net
  Assets(3)                            0.75%      0.54%     --         --              1.11%(2)
Ratio of Net Income to Average
  Net Assets                           4.60%      4.97%      5.27%      5.43%          2.50%   (2)
Portfolio Turnover Rate               12.77%     22.15%     18.44%     12.63%         16.49%

(1) Returns are not annualized.
(2) Ratios are annualized.
(3) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.25%, 1.27%, 1.18%, and 1.25% for the years ended August 31, 1998, 1997, 1996, and 1995, respectively.

FINANCIAL HIGHLIGHTS                                                PRIMARY FUND
-------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                              YEAR ENDED AUGUST 31,
                                              -----------------------------------------------------
                                                1998       1997       1996       1995       1994
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period          $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.05       0.05       0.05       0.05       0.03
                                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                   0.05       0.05       0.05       0.05       0.03
                                              ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income            (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                              ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                               (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                      5.15%      4.98%      5.07%      5.01%      2.91%
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)     $  34,577  $  33,045  $  37,465  $  20,984  $  15,208
Ratio of Expenses to Average Net Assets(1)        0.80%      0.80%      0.81%      0.84%      0.79%
Ratio of Net Income to Average Net Assets         5.02%      4.86%      4.93%      4.91%      2.88%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 0.98%, 1.01%, 1.15%, 1.21%, and 1.20% for the years ended August 31, 1998, 1997, 1996, 1995, and 1994, respectively.

-------------------------------------------------------------------

APPENDIX

(Description of Ratings Used in Prospectus)
-------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard &
      Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A    Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High credit quality. "A" ratings denote a low expectation of credit risk.
      The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS

DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE (NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATING (INCLUDING COMMERCIAL PAPER):

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1   Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2   Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------

The following documents contain more information about the       SM&R GOVERNMENT BOND FUND
funds and are available free upon request:                       SM&R TAX FREE FUND
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      SM&R PRIMARY FUND
additional information about all aspects of the funds. A         SM&R MONEY
current SAI has been filed with the Securities and Exchange      MARKET FUND
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion
of the market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
                    281-334-2469 (COLLECT)

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                               File No. 811-6477

                                  SM&R EQUITY FUNDS

                                      GROWTH
                               SM&R Growth Fund, Inc.

                                   EQUITY INCOME
                           SM&R Equity Income Fund, Inc.

                                      BALANCED
                              SM&R Balanced Fund, Inc.

                               SM&R INVESTMENTS, INC.

                      CURRENT INCOME AND HIGH DEGREE OF SAFETY
                             SM&R Government Bond Fund

                              CURRENT TAX FREE INCOME
                                 SM&R Tax Free Fund

                      STABILITY, LIQUIDITY AND CURRENT INCOME
                                 SM&R Primary Fund

                      STABILITY, LIQUIDITY AND CURRENT INCOME
                               SM&R Money Market Fund

                                  HOW TO REACH US:

                                SHAREHOLDER SERVICES
                                   (800) 231-4639

                                    FUND QUOTES
                              (800) 526-8346 ext. 268

                                SALES AND MARKETING
                                   (800) 526-8346

                              TO REQUEST A PROSPECTUS
                                   (800) 231-4639

                         SM&R   SECURITIES MANAGEMENT
                                AND RESEARCH, INC.
                                MANAGER & DISTRIBUTOR
                                ---------------------
                                MEMBER NASD. SIPC

                   2450 South Shore Blvd. - League City, TX 77573
                                   (281) 334-2469

                                  Form 9096 - 1/99

                             NOT PART OF THE PROSPECTUS

                                                PROSPECTUS DATED JANUARY 1, 1999



                                                SM&R
                                                FIXED INCOME
"Class Y Shares"                                FUNDS
(Institutional Shares)




[LOGO]
SECURITIES MANAGEMENT AND RESEARCH, INC.
2450 South Shore Blvd.
Suite 400
League City, Texas 77573

member: NASD and SIPC

P.O. Box 58969
Houston, Texas 77258-8969

(877) SMR-FUND ext. 273
(877) 862-9859
(281) 538-4980 fax

SM&R INVESTMENTS INC. IS COMPRISED
OF THE FOLLOWING PORTFOLIOS:

-    SM&R Government Bond Fund

-    SM&R Tax Free Fund

-    SM&R Primary Fund

-    SM&R Money Market Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
-------------------------------------------------------------------

RISK/RETURN SUMMARY..........................................          1
  SM&R Government Bond Fund..................................          1
  SM&R Tax Free Fund.........................................          3
  SM&R Primary Fund..........................................          5
  SM&R Money Market Fund.....................................          7
  Types of Investment Risk...................................          9
  Bar Chart and Performance Table............................         10
  Fees and Expenses of the Funds.............................         14
SHARES OF THE FUNDS..........................................         17
INVESTMENT OBJECTIVES AND POLICIES...........................         18
  Government Bond Fund.......................................         18
  Tax Free Fund..............................................         22
  Primary Fund...............................................         26
  Money Market Fund..........................................         27
RISK FACTORS.................................................         29
PURCHASES AND REDEMPTIONS....................................         32
  Purchasing Shares..........................................         32
  Pricing of Fund Shares.....................................         33
  Special Purchase Plans and Services........................         34
  Retirement Plans...........................................         38
  Dividends, Distributions, and Taxes........................         39
  Redeeming Shares...........................................         40
THE FUNDS AND MANAGEMENT.....................................         44
FINANCIAL HIGHLIGHTS.........................................         47
  Government Bond Fund.......................................         47
  Tax Free Fund..............................................         48
  Primary Fund...............................................         49
APPENDIX.....................................................        A-1

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------

GOVERNMENT BOND FUND'S INVESTMENT OBJECTIVE
                   To provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

GOVERNMENT BOND FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Government Bond Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This fund may also invest assets in collateralized mortgage obligations.

                   The Government Bond Fund may invest in zero coupon bonds, which are U.S. Government obligations. The fund may also invest in commercial paper, certificates of deposit, corporate debt securities rated "A" or higher, and repurchase agreements.

                   The Government Bond Fund generally invests primarily in medium and long term securities. The average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have longer or shorter durations). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISKS OF INVESTING IN THE GOVERNMENT BOND FUND
                   You could lose money on your investment in the Government Bond Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates rise (thus causing a decline in the market value of debt securities)
                   - the worldwide demand for U.S. government securities falls
                   - interest rates fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages
                   - interest rates rise enough to cause fewer people than
                     expected to repay their mortgages early
                   - if any bonds the fund owns are downgraded in credit rating or go into default

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE GOVERNMENT BOND FUND
                   The Government Bond Fund may be
                   appropriate if you:
                   - are seeking a regular stream of income to meet current
                     needs
                   - are seeking higher potential returns than money market
                     funds and are willing to accept moderate risk of volatility
                   - are retired or nearing retirement

                   The Government Bond Fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require absolute stability of your principal

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
-------------------------------------------------------------------

TAX FREE FUND'S INVESTMENT OBJECTIVE
                   To provide as high a level of interest income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions.

TAX FREE FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Tax Free Fund invests primarily in tax-exempt securities. During normal market conditions, this fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income taxes. The Tax Free Fund generally invests in securities rated Baa or better by Moody's or BBB or better by Standard and Poors and Fitch. This fund may not invest more than 20% of its assets in UNRATED municipal securities. These securities may be less liquid than comparably rated municipal securities and involve somewhat greater risk. This fund may also invest up to 20% of its assets in Government guaranteed taxable bonds, highly rated corporate bonds, or commercial paper.

                   The average portfolio maturity of the Tax Free Fund generally is expected to be in the six to twelve year range (some securities may have longer or shorter durations). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates that interest rates will decrease.

PRINCIPAL RISKS OF INVESTING IN THE TAX FREE FUND
                   You could lose money on your investment in the Tax Free Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates rise (thus causing a decline in the market value of debt securities)
                   - if any bonds the fund owns are downgraded in credit rating or go into default
                   - certain securities become harder to value or to sell at a fair price

                   ALSO, SOME OF YOUR DIVIDEND INCOME MAY BE TAXABLE.

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE TAX FREE FUND
                   The Tax Free Fund may be appropriate if you:
                   - are willing to sacrifice some investment return for income exempt from federal income tax and, under certain conditions, exempt from state and local taxes
                   - are in a high tax bracket (28% and up)
                   - are seeking a regular stream of income to meet current
                     needs
                   - are seeking higher potential returns than money market
                     funds and are willing to accept moderate risk of volatility

                   The Tax Free Fund may NOT be appropriate if you:
                   - are investing for maximum return
                   - require absolute stability of your principal
                   - prefer capital gains over ordinary income

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
-------------------------------------------------------------------

PRIMARY FUND'S INVESTMENT OBJECTIVE
                   To seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper.

PRIMARY FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Primary Fund invests primarily in
                   commercial paper. Commercial paper is short-term unsecured promissory notes issued by corporations. This fund will only invest in commercial paper rated in one of the two highest rating categories.

                   The Primary Fund may also invest in:
                   - U.S. Government obligations;
                   - corporate debt obligations maturing in five years or less and rated "A" or higher;
                   - certificates of deposit, generally maturing in 3 years or less; and
                   - repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE PRIMARY FUND
                   You could lose money on your investment in the Primary Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates rise (thus causing a decline in the market value of debt securities)
                   - if any of the fund's investments are downgraded in credit rating or go into default

                   By limiting its investments as described above, the Primary Fund may not achieve as high a level of current income as a fund investing in lower-rated securities or longer-term securities.

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE PRIMARY FUND
                   The Primary Fund may be appropriate if you:
                   - are seeking a regular stream of income to meet current
                     needs
                   - are seeking higher potential returns than money market
                     funds and are willing to accept moderate risk of volatility
                   - are more concerned with safety of principal than with
                     investment returns
                   - are retired or nearing retirement

                   The Primary Fund may NOT be appropriate if you:
                   - are investing for maximum return
                   - require absolute stability of your principal
                   - are investing for goals that are many years in the future
                   - prefer capital gains over ordinary income

RISK/RETURN SUMMARY                                       SM&R MONEY MARKET FUND
-------------------------------------------------------------------

MONEY MARKET FUND'S INVESTMENT OBJECTIVE
                   To seek the highest current income consistent with the stability of principal and maintenance of liquidity.

MONEY MARKET FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Money Market Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, including: U.S. Government obligations, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISKS OF INVESTING IN THE MONEY MARKET FUND
                   The Money Market Fund is subject to the
                   following risks:
                   - that interest rates may rise (thus causing a decline in the market value of debt securities)
                   - that the fund's investments may be downgraded in credit
                     rating or go into default

                   However, the risks of investment in the Money Market Fund may be expected to be less than for other mutual funds. By limiting its investments as described above, this fund may not achieve as high a level of current income as a fund investing in lower-rated securities. ALTHOUGH THE MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND.

RISK/RETURN SUMMARY                                       SM&R MONEY MARKET FUND
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE MONEY MARKET FUND
                   The Money Market Fund may be appropriate if you:
                   - require stability of principal
                   - are seeking a mutual fund for the cash portion of an asset allocation program
                   - need to "park" your money temporarily
                   - are more concerned with safety of principal than with
                     investment returns
                   - are investing emergency reserves

                   The Money Market Fund may NOT be appropriate if you:
                   - want federal deposit insurance
                   - are seeking an investment that is likely to outpace
                     inflation
                   - are investing for retirement or other goals that are many years in the future
                   - are investing for growth or maximum current income

                   YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

RISK/RETURN SUMMARY
-------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the four funds may be subject to certain of the following types of risks:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK AFFECTS ALL FOUR FUNDS, BUT HAS LESS EFFECT ON THE MONEY MARKET AND PRIMARY FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK PRIMARILY AFFECTS THE TAX FREE, PRIMARY AND MONEY MARKET FUNDS.

MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result. This risk is common to all mutual funds. THIS RISK AFFECTS ALL FOUR FUNDS.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them. THIS RISK AFFECTS ALL FOUR FUNDS.

PREPAYMENT AND EXTENSION RISK. PREPAYMENT RISK is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the actual or expected number of mortgage prepayments, thereby reducing the security's value. EXTENSION RISK is the risk that an unexpected rise in

RISK/RETURN SUMMARY
------------------------------------------------
prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the actual or expected number of mortgage prepayments, thereby reducing the security's value. THIS RISK APPLIES ONLY TO THE GOVERNMENT BOND FUND.

BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:
- by showing each fund's performance for each year since inception, and
- by showing how each fund's average annual returns for certain periods compare to those of a broad-based securities market index.

Because the Money Market Fund was not in operation during these periods, it is not included in the bar chart or the performance table.

The returns shown are based on an investment in the funds prior to the creation of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. We created the multiple classes of shares on January 1, 1999.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                    SM&R GOVERNMENT BOND FUND
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           9.31%
1994          -4.65%
1995          18.57%
1996           3.43%
1997           8.14%

* For the nine month period ended September 30, 1998, the Government Bond Fund had a total return of 6.70%.

During the period shown in the bar chart, the highest return for a quarter was 6.44% achieved June 30, 1995 and the lowest return for a quarter was minus 1.77% for the quarter September 30, 1994.

AVERAGE ANNUAL TOTAL RETURNS (FOR
 THE PERIODS ENDING DECEMBER 31,
              1997)                  PAST ONE YEAR      PAST 5 YEARS
  SM&R GOVERNMENT BOND FUND              3.28%             5.71%
  *LEHMAN BROTHERS GOVERNMENT/           9.54%             8.71%
    MORTGAGE-BACKED SECURITIES
    INDEX

* Lehman Brothers Government/Mortgage-Backed Securities Index is an index which includes all public obligations of the U.S. Treasury and all publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government as well as 15 and 30 year fixed rate securities backed by mortgage pools of the GNMA, FHLMA and FNMA.

RISK/RETURN SUMMARY                                            SM&R PRIMARY FUND
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           2.48%
1994           3.58%
1995           5.26%
1996           4.92%
1997           5.08%

* For the nine month period ended September 30, 1998, the Primary Fund had a total return of 3.81%.

During the period shown in the bar chart, the highest return for a quarter was 2.54% achieved September 30, 1997 and the lowest return for a quarter was 0.60% for the quarter June 30, 1993.

   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1997)      PAST ONE YEAR          PAST 5 YEARS
  SM&R PRIMARY FUND                 5.08%                 4.26%
  *LEHMAN GOVERNMENT/               7.99%                 7.02%
    CORPORATE INDEX

* Lehman Government/Corporate Index is an index representing all public obligations of the U.S. Treasury as well as all publicly issued debt of U.S. government agencies with maturities of one to three years.

RISK/RETURN SUMMARY                                           SM&R TAX FREE FUND
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994          -5.49%
1995          17.87%
1996           4.48%
1997           8.98%

* For the nine month period ended September 30, 1998, the Tax Free Fund had a total return of 5.73%.

During the period shown in the bar chart, the highest return for a quarter was 7.41% achieved March 31, 1995 and the lowest return for a quarter was minus 3.94% for the quarter March 31, 1994.

   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1997)      PAST ONE YEAR          PAST 4 YEARS
  SM&R TAX FREE FUND                4.08%                 4.94%
  *LEHMAN BROTHERS                  9.19%                 11.18%
    MUNICIPAL INDEX

* Lehman Brothers Municipal Index is an index of investment grade tax exempt bonds classified into four major sections: General Obligation, Revenue, Insured and Preferred.

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

THERE ARE NO SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS Y SHARES OF THE GOVERNMENT BOND FUND AND THE TAX FREE FUND, OR OF ANY SHARES OF THE PRIMARY FUND AND MONEY MARKET FUND, OTHER THAN AN $8.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION.

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund assets)

                                                                                    MONEY
                                               GOVERNMENT    TAX FREE   PRIMARY    MARKET
                                                BOND FUND      FUND       FUND      FUND
                                               -----------   --------   --------   -------
                                                 CLASS Y     CLASS Y
                                               -----------   --------
Management Fees                                    0.50%        0.50%     0.50%      0.25%
Other Expenses(2)                                  0.50%        0.75%     0.48%      0.25%
Total Annual Fund Operating Expenses               1.00%        1.25%     0.98%      0.50%
Fee Waivers and Expense Reimbursements(3)            --%          --%       --%        --%
Net Expenses                                       1.00%        1.25%     0.98%      0.50%

NOTES TO THE FEES AND EXPENSES OF THE FUNDS

(1) The "Management Fees" and "Other Expenses" for the Government Bond, Primary, and Tax Free Funds are for the year ended August 31, 1998; for the Money Market Fund, they are estimates for the first year of operation (ending August 31, 1999). NO DISTRIBUTION OR SERVICE (12b-1) FEES ARE IMPOSED ON CLASS Y SHARES OF THE GOVERNMENT BOND FUND AND THE TAX FREE FUND, OR ON ANY SHARES OF THE PRIMARY FUND AND MONEY MARKET FUND.

(2) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class Y shares were not available prior to the date of this Prospectus, "Other Expenses" for Class Y shares are based on the expenses and average net assets of the Government Bond Fund and the Tax Free Fund for the fiscal year ended August 31, 1998. "Other Expenses" shown for the Money Market Fund are estimated for the current fiscal year ending August 31, 1999.

RISK/RETURN SUMMARY
------------------------------------------------

(3) The Fee Table reflects fees waived and expenses assumed contractually by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include any 12b-1 fee or class-specific expenses.

   The Fee Table does not reflect fees waived or expenses assumed by SM&R on a voluntary basis. During the fiscal year ended August 31, 1998, SM&R voluntarily waived fees of 0.18%, and 0.50% for the Primary Fund and Tax Free Fund, respectively. SM&R intends to continue to voluntarily waive the advisory fee for the Tax Free Fund. SM&R also intends to reimburse regular operating expenses that exceed average daily net assets as follows: 0.80% for the Primary Fund and 1.00% for the Government Bond Fund. SM&R may discontinue or reduce any such waiver or reimbursement of expenses at any time without notice.

   The following table shows fees and expenses for the Government Bond, Primary, and Tax Free Funds for the year ended August 31, 1998 taking into account all fee waivers and expense reimbursements, both contractual and voluntary. For the Money Market Fund, they are estimates considering estimated fee waivers and expense reimbursements for the year ending August 31, 1999.

   ANNUAL FUND OPERATING EXPENSES
    (As a Percentage of Average Net Assets After All Fee Waivers and Expense Reimbursements)

                                GOVERNMENT      TAX FREE                     MONEY
                                BOND FUND         FUND      PRIMARY FUND  MARKET FUND
                              --------------  ------------  ------------  -----------
                                 CLASS Y        CLASS Y
                              --------------  ------------
Management Fees                     0.50%           0.00%         0.32%        0.25%
Other Expenses                      0.50%           0.75%         0.48%        0.25%
Total Annual Fund Operating
  Expenses                          1.00%           0.75%         0.80%        0.50%

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each fund and applicable class thereof for the time periods indicated, based on expenses before fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each

RISK/RETURN SUMMARY
------------------------------------------------
year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:

                                 ONE YEAR       THREE YEARS     FIVE YEARS     TEN YEARS
                               -------------  ---------------  -------------  -----------
Government Bond Fund (Class
  Y)                             $     102       $     318       $     552     $   1,225
Tax Free Fund (Class Y)          $     127       $     397       $     686     $   1,511
Primary Fund                     $     100       $     312       $     542     $   1,201
Money Market Fund                $      51       $     160       $     280     $     628

Because there are no sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did not redeem your shares.

SHARES OF THE FUNDS
-------------------------------------------------------------------

The funds offer Class Y shares through SM&R or financial intermediaries that have distribution agreements with SM&R. These financial intermediaries may include broker-dealers and investment advisers and may charge you separately for their services.

SM&R Investments, Inc., formerly known as SM&R Capital Funds, Inc. (the "Company" or "we") offers four separate investment portfolios. No load shares of the funds are available through this prospectus to institutions and certain other investors. Class Y shares of the Government Bond and Tax Free Funds and all shares of the Money Market and Primary Funds are offered at net asset value and do not impose any sales charges or distribution and service (12b-1) fees. As a result, 100% of your purchase is immediately invested.

Class Y shares of the Government Bond and Tax Free Funds may be purchased by institutions and certain individuals. Specifically, Class Y shares may be purchased by:

    (a) institutional investors, such as insurance companies, banks, investment companies, retirement plans, and other institutional investors approved by SM&R;

    (b) trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity;

    (c) accounts managed by SM&R;

    (d) any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons who have entered into an net asset value agreement with SM&R; and

    (e) other investors, including individuals, with initial investments of $500,000 or more.

NOTIFYING SM&R OF AN INTENT TO QUALIFY UNDER ONE OF THESE CATEGORIES IS THE SOLE RESPONSIBILITY OF THE PROSPECTIVE INVESTOR.

The Government Bond and Tax Free Funds also offer other classes of shares through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class T shares sold only to investors that became shareholders of the Company prior to December 31, 1998 and certain designated persons; and (5) Class J shares sold only through special "network" distribution arrangements. Class A, B, C, T, and J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class Y shares. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, INVESTORS MAY CONTACT INVESTOR SERVICES AT (800) 231-4639.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

GOVERNMENT BOND FUND
(FORMERLY NAMED AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES)

The Government Bond Fund seeks to achieve its objective through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS--There are two broad categories of U.S. Government
Obligations:

    (1) direct obligations of the U.S. Treasury, and

    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES--We anticipate that a substantial portion of the Government Bond Fund's portfolio will consist of mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government and guaranteed by U.S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available. The Government Bond Fund will not purchase interest-only or principal-only mortgage-backed securities.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Fund's securities will generally increase. However, we anticipate that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Fund invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the Fund's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Fund purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS--The Government Bond Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities. Collateralized obligations in which the Government Bond Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

The Government Bond Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS--The Government Bond Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Fund will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

TAX FREE FUND (FORMERLY NAMED AMERICAN NATIONAL TAX FREE FUND SERIES)

The Tax Free Fund, as a matter of fundamental policy, seeks to achieve its objective by investing at least 80% of the value of its net assets in municipal securities the interest on which is exempt from federal income taxes.

The Tax Free Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, it will seek to invest in municipal securities of such maturities which, in the judgement of SM&R, the adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

The Tax Free Fund will invest, without percentage limitations, in municipal securities having at the time of purchase one of the four highest municipal ratings by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA ("Fitch") (E.G., MIG 4 or higher by Moody's) or in securities which are not rated, provided that, in the opinion of SM&R, such securities are comparable in quality to those within the four highest ratings. The rating agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on those bonds than is the case with higher grade bonds. SM&R will only purchase bonds rated in such fourth category if it believes that the purchase of such bonds is consistent with the Tax Free Fund's investment objective. In the event the rating of an issue held by the Tax Free Fund is changed by the rating service, such change will be considered by the Tax Free Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. Any security held which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade. A description of the ratings may be found in the Appendix to this Prospectus.

Purchasing unrated municipal securities, which may be less liquid than comparably rated municipal securities, involves somewhat greater risk and consequently the Tax Free Fund may not invest more than 20% of its net assets in unrated municipal securities. To attempt to minimize the risk of such investments, SM&R will, prior to acquiring unrated securities, consider the terms of the offering and various other factors to determine the issuer's comparative credit rating and whether the securities are consistent with the Tax Free Fund's investment objective and policies.

During normal market conditions, the Tax Free Fund will have at least 80% of its net assets invested in municipal securities the income of which is fully exempt from federal income taxation. Furthermore, under normal market conditions up to 20% of the Tax Free Fund's net assets, and as a temporary defensive measure during abnormal market conditions, up to 50% of its net assets may be invested in the following types of taxable fixed income obligations:

    (1) obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or authorities (See "Government Bond Fund" above for an explanation of U.S. government obligations);

    (2) corporate debt securities which at the date of the investment are rated A or higher by Moody's, S&P or Fitch;

    (3) commercial paper which at the date of the investment is rated in one of the two top categories by Moody's or by S&P or if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's or A or higher by S&P;

    (4) certificates of deposit issued by U.S. banks which at the date of the investment have capital surplus and undivided profits of $1 billion as of the date of their most recently published financial statements; and

    (5) repurchase agreements secured by U.S. government securities, provided that no more than 15% of the Fund's net assets will be invested in illiquid securities including repurchase agreements with maturities in excess of seven days.

To the extent income dividends include income from taxable sources, a portion of a shareholder's dividend income may be taxable. (See "Dividends, Distributions, and Taxes"). In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

The Tax Free Fund's ability to achieve its objective depends partially on the prompt payment by issuers of the interest on and principal of the municipal securities held. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other municipal securities. Additionally, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales. As a result, the Tax Free Fund will attempt to minimize risk by diversifying its investments by investing no more than 5% of its net assets in the securities of any one issuer (this limitation does not apply to investments issued or guaranteed by the U.S. Government or its instrumentalities) and by investing no more than 25% of its net assets in municipal securities issued in any one state or territory. Each political subdivision, agency, instrumentality, and each multi-state agency of which a state is a member will be regarded as a separate issuer for the purpose of determining diversification.

MUNICIPAL SECURITIES--The term "municipal securities," as used in this Prospectus means obligations issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security. Neither the funds nor SM&R will review the proceedings relating to the issuance of municipal obligations or the basis for opinions of counsel.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the Statement of Additional Information.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Like other interest-bearing securities, the value of municipal securities changes as interest rates fluctuate. For example, if interest rates increase from the time a security is purchased, the security's value and sales price generally will be less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, the security's value and sales price may be greater than its purchase cost. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield with shorter maturities than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest.

The Tax Free Fund may purchase municipal bonds for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased") and municipal securities whose principal and interest payments are insured by a commercial insurance company as long as the underlying credit is investment grade (BBB or better by S&P and Fitch and Baa or better by Moody's) ("insured"). The Tax Free Fund may also purchase unrated securities of issuers which SM&R believes would have been rated BBB or Baa had the issuer requested a rating from S&P, Fitch or Moody's. Such implied investment grade rating will be determined by SM&R upon its performance of a credit analysis of the issue and the issuer. Such credit analysis may consist of a review of such items as the issuer's debt characteristics, financial information, structure of the issue, liquidity of the issue, quality of the issuer, current economic climate, financial adviser, and underwriter. Insured and defeased bonds are further described in the Statement of Additional Information. In general, these types of municipal securities will not be treated as an obligation of the original municipality for purposes of determining industry concentration.

PRIMARY FUND (FORMERLY NAMED AMERICAN NATIONAL PRIMARY FUND SERIES)

Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The Primary Fund will invest only in commercial paper which, at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations ("NRSROs") (See the "Appendix" hereto for information about such ratings and such rating organizations).

The Primary Fund, consistent with its investment objective, will attempt to maximize yield by trying to take advantage of changing conditions and trends. It may also attempt to take advantage of what are believed to be disparities in yield relationships between different instruments. This procedure may increase or decrease the portfolio yield depending upon the Primary Fund's ability to correctly time and execute such transactions. Although the Primary Fund's assets will be invested in securities with short maturities, the Primary Fund will manage its portfolio as described above. (See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.)

OTHER INVESTMENTS--The Primary Fund may invest in (i) U.S. Government Obligations (See the "Government Bond Fund" above for an explanation of U.S. Government Obligations); (ii) other corporate obligations, such as bonds, debentures or notes maturing in five (5) years or less at the time of purchase which at the date of the investment are rated "A" or higher by an NRSRO; and
(iii) negotiable certificates of deposit of banks (including U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks and savings and loan associations and banker's acceptances of U.S. banks which banks and savings and loan associations have total assets at the date of investment (as of the date of their most recent published financial statements) of at least $1 billion (See "INVESTMENT OBJECTIVES AND POLICIES--Certificates of Deposit and Bankers Acceptances" in the Statement of Additional Information for a description of the securities) and (iv) repurchase agreements with respect to any type of instrument in which the Primary Fund is authorized to invest even though the underlying instrument may mature in more than two (2) years.

MONEY MARKET FUND

The Money Market Fund seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Company's Board of Directors. The Money Market Fund may invest in the following types of high quality debt obligations:

    (1) U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies and instrumentalities. (See "Government Bond Fund" above for an explanation of U.S. Government Obligations).

    (2) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Fund will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

    (3) BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.

    (4) COMMERCIAL PAPER. As discussed above under "Primary Fund," commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs.

    (5) BONDS AND NOTES. The Money Market Fund may invest in corporate bonds or notes with a remaining maturity of one year or less.

    (6) COLLATERALIZED MORTGAGE OBLIGATIONS. As discussed above under "Government Bond Fund," CMOs are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Fund does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Fund limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Fund. As used in this Prospectus, "Eligible Securities" means securities that are:

    (a) rated in one of the two highest short-term rating categories, or

    (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite NRSROs. Currently, five organizations are NRSROs: Moody's, S&P, Fitch IBCA, Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Fund generally limits its investments in securities, as follows:

  - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.

  - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

  - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Objectives and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months).

Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Fund's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Fund may be expected to be less than for any other Fund. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

RISK FACTORS
-------------------------------------------------------------------

The following discussion relates to all four funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

Any of the funds could lose money if the stock markets in general go down or if the particular debt obligations purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

DEBT SECURITIES RISKS. Debt securities are subject to change in their values due to changes in prevailing interest rates. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. If interest rates were to drop dramatically, some of the securities could be called and/or prepaid, requiring reinvesting in securities at much lower yields.

On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. In such circumstances, the value of existing bonds decrease because the interest payments from existing bonds are less attractive than new issues with higher interest rates and investors would lose money if they liquidate holdings.

The funds could lose money if any bonds they own are downgraded in credit rating or go into default. A moratorium, default, or other non-payment of interest or principal when due could, in addition to affecting the market value and liquidity of the particular security, affect the market value and liquidity of other securities. A change in credit rating of an issuer can also affect the bond's value, thus affecting the market value of the funds. However, the funds invest predominately in investment grade bonds in order to minimize credit risk. (See "Investment Objectives and Policies" for more information about the ratings required for investments by each specific fund.) Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

U.S. GOVERNMENT OBLIGATIONS. Investments in U.S. Government Obligations are not all backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

MARKET RISKS. Because the funds may invest in debt obligations which are traded on securities exchanges, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect the price of that company's debt obligations (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a security's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in the debt obligations of any one company and by not holding a substantial amount of the debt obligations of any one company.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These agreements are used primarily for cash purposes. A fund entering into a repurchase agreement may lose money if the other party to the transaction fails to pay the resale price on the delivery date. Such a default may delay or prevent the fund from disposing of the underlying securities. The value of the underlying securities may go down during the period in which the fund seeks to dispose of them. Also, the fund may incur expenses while trying to sell the underlying securities. Finally, the fund risks losing all or a part of the income from the agreement.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
-------------------------------------------------------------------
PURCHASING SHARES

You may purchase shares of a fund directly from SM&R or through broker-dealers and investment advisers who have executed a distribution or sales agreement with SM&R. Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:

        Securities Management and Research, Inc.
        P.O. Box 58969
        Houston, Texas 77258-8969

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and therefore may not be able to utilize services available to shareholders of record.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.

MINIMUM PURCHASE REQUIREMENT: For Class Y shares of the Government Bond and Tax Free Funds, the minimum initial investment requirement is $500,000. All subsequent investments must be at least $2,000. We apply investment minimums to the aggregate value invested in omnibus accounts. The Company reserves the right to reject any purchase.

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for

IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the fund, and the class if applicable, being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

    The Moody National Bank of Galveston ABA #113100091
    Securities Management and Research, Inc. #035 868 9
    Name of Class, if applicable, and Fund (E.G., Class Y of the
      Government Bond Fund)
    Fund Account Number (number appears on confirmation
      statement)
    Investor's Name (E.G., First National Bank)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any. You may purchase shares offered in this prospectus without a sales charge. Accordingly, the offering price for shares offered in this prospectus is that fund's (or class') net asset value.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value once each day at the close of regular trading on the Exchange (currently 3:00 p.m. Central Time). In the event the Exchange closes early on a particular day we will determine the net asset value of each fund as of the close of the Exchange that day. Accordingly, the price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined that day if:

  - SM&R receives your order in proper form prior to the close of the Exchange;

  - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the Exchange and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or

  - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

If we receive your order after the close of the Exchange or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL PURCHASE PLANS AND SERVICES

The Company offers services and plans designed to facilitate investment in the funds. At this time, there is no charge to you for these services. The Company may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your broker-dealer, investment adviser or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER

OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE
(ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. You can take advantage of this service by completing the appropriate Special Investor Services sections of the account application when opening your account. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file, and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your broker-dealer, investment adviser or SM&R for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

     (i) the name of the fund or funds;
    (ii) all digits of the account number;
    (iii) the exact name and address used in the registration(s); and
    (iv) the Social Security or Employer Identification Number listed on the account(s).

Additionally, we record all telephone transactions for your protection.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

GOVERNMENT BOND FUND AND TAX FREE FUND. You may exchange Class Y shares that you own in the Government Bond or Tax Free Fund, without an exchange fee, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class Y shares for shares of the Money Market or Primary Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire.

PRIMARY FUND AND MONEY MARKET FUND. You may exchange shares you own in the Primary Fund for shares of the Money Market Fund, and vise versa. You may exchange shares you own in the Primary or Money Market Fund for Class A, T, J, or Y shares of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days;

    (h) certificates representing shares, if any, are returned before such shares are exchanged; and

    (i) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Company and raise the Company's expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may be invest in Class Y shares of the Government Bond Fund or with shares of the Primary and Money Market Funds:

  - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

  - Simplified Employee Pension Plans (SEPs),

  - 403(b) Custodial Accounts (TSAs), and

  - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. In connection with retirement plans, the minimum initial purchase for each fund is $100. (See "Purchasing Shares" for the minimum initial and subsequent purchase requirements.) SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the Company. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the Company and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

Because IRAs, SEPs, TSAs, and other qualified plans are exempt from federal income tax, they will be unable to benefit from the general tax-exempt nature of the Tax Free Fund. Accordingly, the Tax Free Fund is not generally considered to be suited for such plans or persons.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS.

GOVERNMENT BOND AND TAX FREE FUNDS. The Government Bond and Tax Free Funds will generally declare and pay dividends from net investment income monthly and net realized short-term or long-term capital gains, if any, annually. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents, in substance, a return of capital.

PRIMARY AND MONEY MARKET FUNDS. At 3:00 p.m. Central Time, on each day that the Exchange is open for trading, the Primary and Money Market Funds each will declare a dividend of all of its net investment income to shareholders of record on that date. Such dividends will be paid monthly.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable fund(s). Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the Government Bond, Primary, and Money Market Funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

The Tax Free Fund intends to distribute tax-exempt dividends that shareholders may exclude from their gross income for federal income tax purposes. However, the Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the Tax Free Fund may be taxable. Also, you should also keep in mind that certain income from the Tax Free Fund may be subject to the federal alternative minimum tax.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the Company with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES

You can redeem fund shares at the net asset value determined on the date the request is received by SM&R in proper form. A redemption request must be processed through your investment adviser or broker-dealer.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

    (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;

    (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;

    (c) the proceeds of the redemption are $500 or more and do not exceed
        $25,000.

    (d) the security procedures discussed under "Special Purchase Plans And Services--Exchange Privilege" have been met; and

These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

SYSTEMATIC WITHDRAWAL PLAN. The Company has a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $50,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account.

For further information about the "Systematic Withdrawal Plan," contact a registered representative or SM&R.

"PROPER FORM" means the request for redemption must include:

    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (2) any required signature guarantees (see "Signature Guarantees" below);
        and

    (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to the Company's transfer agent in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

    (1) the proceeds of the redemption exceed $25,000;

    (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;

    (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or

    (4) the Company or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Company or transfer agent.

You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

REDEMPTION OF SMALL ACCOUNTS. The Company reserves the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $10,000. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE COMPANY. The Company, acting through its transfer agent, reserves the right:

  - to waive or lower investment minimums;

  - to accept subsequent purchases by telephone from financial intermediaries;

  - to refuse any purchase order;

  - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

  - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur;

  - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

  - to otherwise modify the conditions of purchase and any services at any time;

  - to act on instructions not believed to be genuine; or

  - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISOR

The Company's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the funds' investment adviser, the management of the funds' day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

Under the Advisory Agreements with the Company, SM&R is paid an investment advisory fee, which is calculated separately for each fund, as compensation for its services. The agreement provides that SM&R will receive advisory fees as set forth below.

GOVERNMENT BOND FUND AND TAX FREE FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Government Bond and Tax Free Funds at the annual rate as follows:

          ON THE PORTION OF EACH FUND'S             INVESTMENT ADVISORY
            AVERAGE DAILY NET ASSETS                  FEE ANNUAL RATE
-------------------------------------------------  ---------------------
Not exceeding $100,000,000                                   0.50%
Exceeding $100,000,000 but not exceeding
  $300,000,000                                               0.45%
Exceeding $300,000,000                                       0.40%

MONEY MARKET FUND AND PRIMARY FUND. For the Money Market and Primary Funds, we calculate the investment advisory fee at the annual rate of 0.25% and 0.50%, respectively, of each fund's average daily net asset value.

After applicable fee waivers, SM&R received total advisory fees from the Government Bond Fund and Primary Fund for the fiscal year ended August 31, 1998 which represented 0.50% and 0.32%, respectively, of each such fund's average daily net assets. SM&R waived all advisory fees for the Tax Free Fund for the fiscal year ended August 31, 1998. The Money Market Fund was not in operation during the fiscal year ended August 31, 1998.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Service Agreement with the Company, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under the agreement, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

        ON THE PORTION OF THE FUND'S          ADMINISTRATIVE SERVICE FEE
          AVERAGE DAILY NET ASSETS                   ANNUAL RATE
--------------------------------------------  --------------------------
Not exceeding $100,000,000                                 0.25%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                             0.20%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                             0.15%
Exceeding $300,000,000                                     0.10%

REIMBURSEMENTS AND WAIVERS

SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% (0.50% for the Money Market Fund) per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions. SM&R received administrative service fees of 0.25% for the fiscal year ended August 31, 1998 of each fund's average daily net assets. The Money Market Fund was not in operation during the fiscal year ended August 31, 1998.

In order to improve the yield and total return of any fund of the Company, SM&R may from time to time voluntarily waive or reduce all or any portion of its advisory fee, administrative fee, and/or assume certain or all expenses of any fund of the Company while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. SM&R has agreed to continue to waive the advisory fee for the Tax Free Fund and reimburse expenses incurred by the Government Bond and Primary

Funds to the extent that regular operating expenses exceed average daily net assets as follows: 0.80% for the Primary Fund and 1.00% for the Government Bond Fund.

PORTFOLIO MANAGEMENT

While the following individuals are primarily responsible for the day-to-day portfolio management of their respective funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

TERRY E. FRANK, VICE PRESIDENT, PORTFOLIO MANAGER OF THE GOVERNMENT BOND FUND, TAX FREE FUND, PRIMARY FUND AND MONEY MARKET FUND. Ms. Frank has served as
    Portfolio Manager of the Government Bond Fund since 1993 and the Tax Free Fund since its inception. She has served as Portfolio Manager of the Primary Fund since November 1998 and the Money Market Fund since its inception (January 1, 1999). She also serves as Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. She joined SM&R's investment staff in 1991 and prior to that time she held positions with American Capital Asset Management and Gibraltar Savings Association as a securities analyst and Equitable Investment Services as a research analyst.

JOHN S. MAIDLOW, ASSISTANT PORTFOLIO MANAGER OF THE PRIMARY FUND AND THE MONEY MARKET FUND. Mr. Maidlow has served as the Assistant Portfolio Manager of the
    Primary Fund since November, 1998 and the Money Market Fund since its inception (January 1, 1999). He also services as Assistant Portfolio Manager of the Money Market Portfolio of American National Investment Accounts, Inc., a series mutual fund used exclusively for variable contracts issued by American National. He joined SM&R's staff in 1998 and prior to that time he held positions with American Industries Trust Company as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.

FINANCIAL HIGHLIGHTS                                        GOVERNMENT BOND FUND
-------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Government Bond Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Government Bond Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Government Bond Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Government Bond Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                              YEAR ENDED AUGUST 31,
                                              -----------------------------------------------------
                                                1998       1997       1996       1995       1994
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period          $   10.42  $   10.14  $   10.51  $   10.07  $   10.87
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.64       0.67       0.65       0.70       0.54
  Net Realized and Unrealized Gain (Loss) on
    Securities                                     0.20       0.26      (0.37)      0.44      (0.79)
                                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                   0.84       0.93       0.28       1.14      (0.25)
                                              ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income            (0.66)     (0.65)     (0.65)     (0.70)     (0.55)
                                              ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                               (0.66)     (0.65)     (0.65)     (0.70)     (0.55)
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                $   10.60  $   10.42  $   10.14  $   10.51  $   10.07
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                      8.31%      9.37%      2.63%     11.85%    (2.41)%
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)     $  23,982  $  23,683  $  21,127  $  20,466  $  19,790
Ratio of Expenses to Average Net Assets(1)        1.00%      1.00%      1.00%      0.70%      1.12%
Ratio of Net Income to Average Net Assets         6.08%      6.46%      6.17%      6.90%      5.11%
Portfolio Turnover Rate                          32.71%      9.06%     30.17%      2.20%     45.48%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.07%, 1.20%, and 1.06% for the years ended August 31, 1997, 1996, and 1995, respectively.

FINANCIAL HIGHLIGHTS                                               TAX FREE FUND
-------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Tax Free Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Tax Free Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Tax Free Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Tax Free Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                                                   SEPT. 9, 1993
                                                YEAR ENDED AUGUST 31,             (DATE OPERATIONS
                                      ------------------------------------------  COMMENCED) THRU
                                        1998       1997       1996       1995      AUG. 31, 1994
                                      ---------  ---------  ---------  ---------  ----------------
Net Asset Value, Beginning of Period  $   10.27  $    9.93  $    9.95  $    9.62     $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                    0.49       0.51       0.53       0.51           0.24
  Net Realized and Unrealized Gain
    (Loss) on Securities                   0.37       0.33      (0.02)      0.33          (0.38)
                                      ---------  ---------  ---------  ---------       --------
TOTAL FROM INVESTMENT OPERATIONS           0.86       0.84       0.51       0.84          (0.14)
                                      ---------  ---------  ---------  ---------       --------
LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income                                (0.49)     (0.50)     (0.53)     (0.51)         (0.24)
                                      ---------  ---------  ---------  ---------       --------
TOTAL DISTRIBUTIONS                       (0.49)     (0.50)     (0.53)     (0.51)         (0.24)
                                      ---------  ---------  ---------  ---------       --------
Net Asset Value, End of Period        $   10.64  $   10.27  $    9.93  $    9.95     $     9.62
                                      ---------  ---------  ---------  ---------       --------
                                      ---------  ---------  ---------  ---------       --------
TOTAL RETURN                              8.58%      8.61%      5.18%      9.15%        (1.49)%(1)
                                      ---------  ---------  ---------  ---------       --------
                                      ---------  ---------  ---------  ---------       --------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's
  omitted)                            $  11,058  $  10,700  $   9,148  $   8,399  $       7,295
Ratio of Expenses to Average Net
  Assets(3)                               0.75%      0.54%     --         --              1.11%(2)
Ratio of Net Income to Average Net
  Assets                                  4.60%      4.97%      5.27%      5.43%          2.50%   (2)
Portfolio Turnover Rate                  12.77%     22.15%     18.44%     12.63%         16.49%

(1) Returns are not annualized.

(2) Ratios are annualized.

(3) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.25%, 1.27%, 1.18%, and 1.25% for the years ended August 31, 1998, 1997, 1996, and 1995, respectively.

FINANCIAL HIGHLIGHTS                                                PRIMARY FUND
-------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Primary Fund's financial performance for the past five years. Certain information reflects financial results for a single Primary Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Primary Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Primary Fund which for the years ended through August 31, 1997 have been audited by KPMG Peat Marwick LLP and for the year ended August 31, 1998 has been audited by Tait, Weller & Baker, CPA. Each independent auditor's report, along with the Primary Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

                                                              YEAR ENDED AUGUST 31,
                                              -----------------------------------------------------
                                                1998       1997       1996       1995       1994
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Period          $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.05       0.05       0.05       0.05       0.03
                                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                   0.05       0.05       0.05       0.05       0.03
                                              ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income            (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                              ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                               (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Period                $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                      5.15%      4.98%      5.07%      5.01%      2.91%
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)     $  34,577  $  33,045  $  37,465  $  20,984  $  15,208
Ratio of Expenses to Average Net Assets(1)        0.80%      0.80%      0.81%      0.84%      0.79%
Ratio of Net Income to Average Net Assets         5.02%      4.86%      4.93%      4.91%      2.88%

(1) Expenses for the calculation are net of a reimbursement from Securities Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 0.98%, 1.01%, 1.15%, 1.21%, and 1.20% for the years ended August 31, 1998, 1997, 1996, 1995, and 1994, respectively.

-------------------------------------------------------------------

APPENDIX

(Description of Ratings Used in Prospectus)
-------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard &
      Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A    Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High credit quality. "A" ratings denote a low expectation of credit risk.
      The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

MUNICIPAL NOTE RATINGS

DESCRIPTION OF MOODY'S INVESTOR SERVICE INC.'S SHORT-TERM MUNICIPAL NOTE (NOTES THAT MATURE IN LESS THAN ONE YEAR) RATINGS:

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF STANDARD AND POOR'S SHORT-TERM MUNICIPAL NOTE RATINGS:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        - Leading market positions in well-established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDING COMMERCIAL PAPER):

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FEDERAL FUNDS

As used in this Prospectus and in the Fund's Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------

The following documents contain more information about the       SM&R GOVERNMENT BOND FUND
funds and are available free upon request:                       SM&R TAX FREE FUND
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      SM&R PRIMARY FUND
additional information about all aspects of the funds. A         SM&R MONEY
current SAI has been filed with the Securities and Exchange      MARKET FUND
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion
of the market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE:1-800-231-4639 (TOLL FREE) OR
                   1-281-334-2469 (COLLECT)

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                               File No. 811-6477

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999

                             SM&R INVESTMENTS, INC.
                       ALL CLASSES (A, B, C, T, Y AND J)

                                                       SM&R GOVERNMENT BOND FUND
                                                              SM&R TAX FREE FUND
                                                               SM&R PRIMARY FUND
                                                          SM&R MONEY MARKET FUND

Mailing Address: P.O. Box 58969
                Houston, Texas 77258-8969
Street Address: 2450 South Shore Boulevard      Telephone Number: (281) 334-2469
               League City, Texas 77573               Toll Free 1-(800) 231-4639

    This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus or prospectuses dated January 1, 1999 that is relevant to the class or classes of shares that you own or wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). A copy of each Prospectus may be obtained from your registered representative broker-dealer, financial intermediary, or Securities Management and Research, Inc. ("SM&R"), One Moody Plaza, 14th Floor, Galveston, Texas 77550 (Telephone No. (281) 334-2469 or Toll Free 1-(800)-231-4639). Terms not defined herein have the same meaning as given to them in the Prospectuses.

    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Company or SM&R. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS

THE COMPANY....................................................................          1
INVESTMENT OBJECTIVES AND POLICIES.............................................          2
PORTFOLIO TURNOVER.............................................................         19
MANAGEMENT OF THE COMPANY......................................................         20
REMUNERATION OF DIRECTORS......................................................         23
POLICY REGARDING PERSONAL INVESTING............................................         24
PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES........................         24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................         25
CONTROL AND MANAGEMENT OF SM&R.................................................         25
INVESTMENT ADVISORY AGREEMENT..................................................         26
ADMINISTRATIVE SERVICE AGREEMENT...............................................         28
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION................................         30
DESCRIPTION OF FUND SHARES.....................................................         31
PURCHASE, REDEMPTION, AND PRICING OF SHARES....................................         33
    DETERMINATION OF NET ASSET VALUE...........................................         33
    DETERMINATION OF OFFERING PRICE............................................         35
    REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T
      SHARES)..................................................................         38
    REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CLASS B
      SHARES)..................................................................         40
    FUND AND CLASS EXPENSES....................................................         41
SHAREHOLDER SERVICING AND DISTRIBUTION PLAN....................................         42
SPECIAL PURCHASE PLANS.........................................................         44
REDEMPTION.....................................................................         46
TAXES..........................................................................         48
SYSTEMATIC WITHDRAWAL PLAN.....................................................         51
THE UNDERWRITER................................................................         52
CUSTODIAN......................................................................         53
TRANSFER AGENT AND DIVIDEND PAYING AGENT.......................................         53
COUNSEL........................................................................         54
AUDITORS AND FINANCIAL STATEMENTS..............................................         54
PERFORMANCE AND ADVERTISING DATA...............................................         54
COMPARISONS....................................................................         58

                                  THE COMPANY

    SM&R Investments, Inc. (the "Company") is a diversified, open-end management investment company incorporated under the laws of Maryland on November 6, 1991. The Company changed its name from SM&R Capital Funds, Inc. to SM&R Investments, Inc. on December 31, 1998.

    The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company, commonly called a "mutual fund." This registration does not imply any supervision by the Securities and Exchange Commission (the "Commission") over the Company's management or its investment policies or practices.

    The Company consists of four (4) separate series or portfolios (each, a "Fund"):

    - SM&R GOVERNMENT BOND FUND (formerly, American National Government Income Fund Series) ("Government Bond Fund");

    - SM&R TAX FREE FUND (formerly, American National Tax Free Fund Series) (the "Tax Free Fund");

    - SM&R PRIMARY FUND (formerly, American National Primary Fund Series) (the "Primary Fund"); and

    - SM&R MONEY MARKET FUND (the "Money Market Fund").

    The Government Bond Fund and the Tax Free Fund (the "Multi-Class Funds") are each divided into six classes of shares (the "Classes") of common stock designated as:

    - Class T (existing shareholders and certain designated persons);

    - Class A (front-end load);

    - Class B (back-end load);

    - Class C (level load);

    - Class J (network);

    - Class Y (institutional shareholders).

    These classes of shares have different sales charges and distribution and service (12b-1) fee structures. A Multiple Class Plan was adopted for the Multi-Class Funds pursuant to Rule 18f-3. The Primary Fund and Money Market Fund do not have separate classes (that is, each is a "Single-Class Fund").

                       INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectuses under "Investment Objectives and Policies," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.

FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund's investment objective and the following restrictions have been adopted as fundamental policies. (A fundamental policy may not be changed without the approval of shareholders.)

    Each Fund:

    1. With respect to 75% of the Fund's total assets, may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    2. May not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    3. May not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

    4. May not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

    5. May not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

    6. May not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    7. May not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    8. May not issue senior securities to the extent such issuance would violate applicable law.

    The above investment restrictions are fundamental policies that may be changed by the Fund only with the approval of a majority of the outstanding shares of the Fund, as determined by the provisions of the 1940 Act. This means that shareholders of the Fund must approve any change to the foregoing restrictions before that change may be effected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

    The Board of Directors of the Company (the "Board") has adopted the following non-fundamental investment policies. Non-fundamental investment policies may be adopted or changed by the Board of Directors, without approval from shareholders.

    Each Fund will not:

    1.  Issue senior securities.

    2.  Engage in the strategy of short sales of securities.

    3. Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

    4. Acquire, lease or hold real estate except such as may be necessary or advisable for the maintenance of its offices.

    5. Write or purchase from others, put and call options, or any combination thereof.

    6. Purchase or sell commodities or commodity contracts including futures contracts.

    7.  Invest in companies for the purpose of exercising control or management.

    8. Invest in oil, gas or other mineral exploration or development programs. However, any Fund may invest in securities which are secured by real estate or real estate mortgages; securities of issuers which invest or deal in real estate mortgages and securities of issuers which invest in or sponsor oil, gas, or other mineral exploration, provided such securities meet the criterion set forth under "Investment Objectives and Policies" in the Prospectuses.

    9. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    10. Borrow money, except for such action by the Fund for temporary or emergency purposes in an amount not to exceed 10% of the Fund's net assets.

    11. Lend any funds or other assets, except that the Government Bond Fund may from time to time lend the securities it holds to qualified broker-dealers or other institutional investors. Such loans shall not exceed ten percent (10%) of the Government Bond Fund's net assets at the time of the most recent loan and shall be made pursuant to written agreements and shall be continuously secured by collateral in the form of cash, U.S. Government obligations, or irrevocable standby letters of credit in an amount equal to at least 102% of the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Government Bond Fund will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Government Bond Fund will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

    12. Pledge or mortgage any of its assets, except for such action by the Fund for temporary or emergency purposes in an amount not to exceed 10% of the Fund's net assets.

    13. Invest more than 5% of the value of the net assets of the Fund, at time of purchase in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities.

    14. Purchase any security (other than United States Government obligations) if, as a result, the Fund would hold more than (a) 10% of the total value of any class of outstanding securities of an issuer or (b) 10% of the outstanding voting securities of an issuer.

    15. Concentrate more than 25% of the net assets of the Fund in any one industry or group of industries; provided however, there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries.

    16. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

    17. Purchase or retain securities of any issuer if any officer or director of the Company or of its investment manager own individually more than one-half of one percent ( 1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Company and investment manager together own more than 5% of the securities of that issuer.

    18. Purchase securities of other investment companies except pursuant to a plan of merger, consolidation or acquisition of assets approved by the Company's shareholders.

    19. Invest in foreign securities, except that this policy does not apply to the Government Bond Fund.

    20. Purchase warrants.

    21. Purchase any security which is an "illiquid security" if more than 15% (10% for the Money Market Fund) of the net assets of the Fund taken at market value would be invested in such securities.

    If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the value or cost of a Fund's assets will not be considered a violation of the restriction except as provided in 17 above.

INVESTMENT TECHNIQUES

    LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Government Bond Fund may lend its portfolio securities to broker-dealers and other financial institutions, to a maximum of 10% of the value of its net assets at the time of the most recent loan. Such loans must be callable at any time and continuously secured by cash collateral equal at all times to at least 102% of the market value of the securities loaned, including accrued interest.

    The market value of the securities loaned shall be monitored daily, and the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral. Cash collateral shall be invested in short-term instruments that are sufficiently liquid to provide for repayment upon demand (such as bank letters of credit, U.S. Government Obligations, or other cash equivalents). Cash or instruments collateralizing the Fund's loans of securities will be segregated and maintained at all times with SM&R, the Fund's custodian, in an amount at least equal to the current market value of the loaned securities. The Government Bond Fund will receive amounts equal to earned income for having made the loan.

    The Government Bond Fund will be the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Government Bond

Fund and its shareholders. Thus, when a loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a broker-dealer or other financial institution, the Government Bond Fund will take into account the creditworthiness of such borrower and will monitor such creditworthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Government Bond Fund may pay placing brokers' fees in connection with loans of its portfolio securities.

    In lending its portfolio securities, the Government Bond Fund is subject to the risk that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In that event, the borrower may fail to return the loaned securities while the cash collateral is insufficient to purchase the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Government Bond Fund would be an unsecured creditor with respect to such shortage and might not be able to recover any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

    The Government Bond Fund will not lend securities to broker-dealers affiliated with SM&R. This restriction will not affect the ability of the Fund to maximize its securities lending opportunities.

    U.S. TREASURY SECURITIES. Each Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct or implied obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). These U.S. Government Obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations. In addition, obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank may be satisfied only by the individual credit of the issuing agency. Investments in Freddie Mac, and Fannie Mae and other obligations may include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits issued or guaranteed by such entities.

    In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Company must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS. The Government Bond Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.

    The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time.

Therefore, the Government Bond Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond Fund at a premium would result in capital losses.

    INFLATION-INDEXED BONDS. The Government Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

    If the periodic adjustment rate measuring inflation fails, the principal value of inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

    The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the fund may be forced to liquidate positions when it would not be advantageous to do so.

    Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

    COLLATERALIZED OBLIGATIONS. The Government Bond Fund and the Money Market Fund each may invest a portion of its assets in collateralized mortgage obligations or "CMOs" issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government Obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

    The Government Bond Fund and the Money Market Fund will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

    Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

    The Government Bond Fund may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Fund may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

    MORTGAGE PASS-THROUGH SECURITIES. Additionally, the Government Bond Fund may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

    OTHER ASSET-BACKED SECURITIES. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

    Consistent with the Government Bond Fund's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

    MUNICIPAL SECURITIES. The Tax Free Fund intends under normal market conditions to invest at least 80% of its net assets in municipal securities.

    As used in the Prospectuses and this Statement of Additional Information, the term "municipal securities" means obligations including municipal bonds and notes and tax exempt commercial paper issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of counsel to the issuers of such securities, exempt from federal income tax. To the extent that an investment in municipal securities does not run counter to any of the investment policies of the Tax Free Fund or any of the investment restrictions to which the Tax Free Fund is subject, the Fund may invest in any combination of the various types of municipal securities described below which, in the judgment of SM&R, will contribute to the attainment of the Fund's investment objective. Such combination of municipal securities may vary from time to time. Discussed below are the major attributes of the various municipal and other securities in which the Tax Free Fund may invest.

    Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

    GENERAL OBLIGATION BONDS -- Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    REVENUE BONDS -- The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    Industrial Development Bonds are, in most cases, revenue bonds and are issued for or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facilities user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Tax Free Fund will purchase Industrial Revenue Development Bonds only to the extent the interest paid is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds.

    Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include:

    TAX ANTICIPATION NOTES ("TANS") -- TANS are issued to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES ("RANS") -- RANS are in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

    BOND ANTICIPATION NOTES ("BANS") -- BANS are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

    CONSTRUCTION LOAN NOTES -- Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

    TAX-EXEMPT COMMERCIAL PAPER (SHORT-TERM DISCOUNT NOTES) -- Tax Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

    Variable or Floating Rate Demand Notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Tax Free Fund will decide which variable or floating rate demand instruments it will purchase in accordance with procedures prescribed by the Board to minimize credit risks. Any VRDN must be of high quality as determined by SM&R and subject to review by the Board with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument.

    Defeased bonds or escrow secured bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from Moody's and S&P. The Tax Free Fund will purchase escrow secured bonds without additional insurance only when the escrow is invested in U.S. government securities backed by the full faith and credit of the U.S. government.

    Insured bonds are secured by the issuer's revenues and also are backed by insurance policies written by commercial insurance companies. Issuers of municipal bonds enter into a contractual agreement with an insurance company to pay the bondholder any principal and interest that is due on a stated maturity date which has not been paid by the issuer. Once issued, this default insurance usually extends for the term of the issue and cannot be canceled by the insurance company. The bondholder who has not received payments for principal or interest on the stated due dates for the insured bond must notify the insurance company and surrender any unpaid bonds and coupons for payment of the face amount of the insured principal and interest. The commercial insurance companies represent some of the largest and financially strongest insurance companies in the United States.

    Although insured municipal bonds sell at yields lower than they would without the insurance, they tend to have yields higher than Aaa/AAA-rated noninsured municipal bonds.

    In addition, other types of municipal securities similar to the above described municipal bonds and municipal notes are, or may become available. For the purpose of the Company's investment restrictions set forth in this Statement of Additional Information, the identification of the "issuer" of a municipal security which is not a general obligation bond is made by the adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

    RISKS RELATING TO MUNICIPAL SECURITIES. There can be no assurance that the Tax Free Fund will achieve its investment objective. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, Standard & Poor's, and Fitch represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for such regulation in the future.

    The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

    Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

    In addition, Congress could enact tax legislation such as a flat tax rate that would make tax-free bonds less desirable to investors seeking ways to reduce taxable income. If that were to occur, it could cause the value of the securities to drop.

    TAXABLE SECURITIES. Each Fund, except the Tax Free Fund, invests primarily in securities the income from which (either in the form of dividends or interest) is taxable as ordinary income. Under normal market conditions, the Tax Free Fund may invest up to 20% of its net assets in taxable securities, and may invest a greater percentage of its net assets in taxable securities under extraordinary circumstances as a temporary defensive measure.

    Interest earned on investments in taxable securities may be taxable to shareholders as ordinary income. Investors should be aware that investments in taxable securities by the Tax Free Fund are restricted to:

    U.S. Government Obligations, which consist of obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality.

    Corporate Debt Securities which at the date of the investment are rated A or higher by Moody's, Standard & Poor's, or Fitch.

    Commercial Paper which at the date of the investment is rated P-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, is issued by a company which at the date of the investment has an outstanding debt issue rated A or higher by Moody's and Standard & Poor's.

    Bank Obligations, which include certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. banks which at the date of the investment have a capital, surplus and undivided profits of $1 billion as of the date of their most recently published financial statements (See "Certificate of Deposits" below).

    REPURCHASE AGREEMENTS. Each Fund may enter into "repurchase agreements" with banks or with government securities dealers, recognized by the Federal Reserve Board and which have been approved by the Board. Under a repurchase agreement, the Fund will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Fund's holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In these transactions, the securities purchased shall have an initial total value in excess of the value of the repurchase agreement.

    The custodian for a Fund purchasing such repurchase agreement will hold the securities underlying such repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. If the seller defaults or becomes insolvent, the Fund could realize delays, costs or a loss in asserting its rights to, or in liquidating, the collateral in satisfaction of the seller's repurchase agreement. The Funds will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Funds may enter into such repurchase agreements. Such arrangements permit each Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Fund will purchase repurchase agreements maturing more than seven (7) days after such purchase.

    RATINGS. If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the adviser will consider any such event in determining whether the Fund should continue to hold the security. Any security held by the Tax Free Fund which is subsequently downgraded below BBB by S&P or Baa by Moody's will be sold as soon as it is advantageous to do so after the downgrade.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Government Bond Fund and Tax Free Fund each may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Fund to the issuer and no interest accrues to the Fund. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.

    Because the Government Bond Fund and Tax Free Fund each relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Government Bond Fund or Tax Free Fund is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Fund or Tax Free Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Fund's or Tax Free Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent either Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

    FOREIGN DEBT SECURITIES. The Government Bond Fund may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.

    Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Fund, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds also are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

    ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.

    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

    CERTAIN INVESTMENT GRADE OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    The Money Market Fund may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

    FOREIGN RISK FACTORS. Obligations of foreign branches of U.S. banks are subject to somewhat different risks than those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of U.S. banks and U.S. branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Such obligations are not traded on any national securities exchange. While the Primary Fund does not presently invest in obligations of foreign branches of United States banks, it may do so in the future. Investments in such obligations will not be made in excess of 10% of the Primary Fund's total assets and will be made only when SM&R believes the risks described above are minimal.

    MONEY MARKET FUND INVESTMENTS. Pursuant to the 1940 Act, the Money Market Fund may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

    - A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

    - A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

    If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Fund currently does not intend to invest in unrated securities.

    SM&R has the responsibility of determining that each investment by the Money Market Fund presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

    The Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided, however, that the Fund will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Fund's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

    The Money Market Fund will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that
(1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

    Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Fund has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Fund may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Fund has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and
(2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

                               PORTFOLIO TURNOVER

    Portfolio turnover is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of a Fund's portfolio securities, excluding securities whose maturities at the time of purchase are one (1) year or less. It is intended that portfolio changes in the Government Bond Fund and Tax Free Fund be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune.

    The portfolio turnover rates for the Funds for past three fiscal years are as follows:

                                                YEAR ENDED         YEAR ENDED         YEAR ENDED
                                              AUGUST 31, 1996    AUGUST 31, 1997    AUGUST 31, 1998
                                             -----------------  -----------------  -----------------
Government Bond Fund.......................         30.17%              9.06%             32.71%
Tax Free Fund..............................         18.44%             22.15%             12.77%
Primary Fund...............................             0%                 0%                 0%

The Primary Fund experienced no portfolio turnover as the majority of securities owned during the period had maturities of one year or less at the time of acquisition. The Money Market Fund will not experience portfolio turnover because it invests only in short-term money market instruments.

    A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

    A significant increase in bond yields early in calendar year 1996 provided an opportunity to restructure the Government Bond Fund. Bonds with high coupons and short maturities and calls were sold with the proceeds invested in bonds with similar coupons and longer maturities. Another opportunity to restructure occurred in mid-calendar year 1998, when investors appeared to strongly prefer Treasury securities over all other fixed income securities. Agency and Treasury securities with lower yields and shorter maturities were sold and the proceeds were invested in agency and corporate issues with higher yields and longer maturities.

                           MANAGEMENT OF THE COMPANY

    The Board of Directors has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Company who are responsible for administering day-to-day operations of the Company.

    Information about each of the officers and directors of the Company is set forth below. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Company, as defined in the 1940 Act, are indicated by an asterisk(*).

                                       POSITIONS HELD                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE                WITH THE COMPANY                        DURING PAST 5 YEARS
--------------------------------  -------------------------  -----------------------------------------------------
Ernest S. Barratt, Ph.D.(1)       Director                   Professor and Chief of Psychophysiology Laboratory,
Age 73                                                       Department of Psychiatry and Behavioral Sciences,
Department of Psychiatry and                                 University of Texas Medical Branch, a medical school
Behavioral Sciences,                                         and hospital system, 1981 to present; Director of
University of Texas Medical                                  American National Investment Accounts, Inc.
Branch,                                                      ("Investment Accounts"), another investment company
Galveston, Texas 77550-2777                                  advised by SM&R, 1990 to present.

Michael W. McCroskey*             Director and President     President, Chief Executive Officer, Director and
Age 55                                                       member of the Executive Committee of SM&R, June 1994
                                                             to present; President and Director of the Company,
                                                             June 1994 to present; President and Director of SM&R
                                                             Growth Fund, Inc., SM&R Equity Income Fund, Inc., and
                                                             SM&R Balanced Fund, Inc. (the "SM&R Equity Funds"),
                                                             each an investment company advised by SM&R, June 1994
                                                             to present; President and Director of Investment
                                                             Accounts, June 1994 to present; Executive Vice
                                                             President, American National, 1971 to present; Vice
                                                             President of Standard Life and Accident Insurance
                                                             Company, 1988 to present; Assistant Secretary of
                                                             American National Life Insurance Company of Texas,
                                                             1986 to present, Vice President, Investments of
                                                             American National Property and Casualty Company, 1994
                                                             to present; Vice President, Pacific Property and
                                                             Casualty, 1996 to present, life, health and accident
                                                             insurance companies in the American National Family
                                                             of Companies; Vice President, Garden State Life
                                                             Insurance Company, 1994 to present; Director, ANREM
                                                             Corporation, 1977 to present; President and Director
                                                             of ANTAC Corporation, 1995 to present; Director,
                                                             Comprehensive Investment Services, Inc. since 1997.

Allan W. Matthews*(1)(2)          Director                   Program Officer, The Moody Foundation (a charitable
Age 33                                                       foundation), April 1991 to present; Director of
7114 Youpon                                                  Investments Accounts, 1997 to present.
Galveston, Texas 77551

Lea McLeod Matthews*(2)           Director                   Publications Editor, National Western Life Insurance
Age 36                                                       Co., 1990 to present; Associate in Customer Service
850 E. Anderson Lane                                         Designation; Director of Investment Accounts, 1994 to
Austin, Texas 78752-1602                                     present; Director of Garden State Life Insurance
                                                             Company, 1993 to present; Director of Kids Exchange
                                                             of Austin (a non-profit corporation), 1996 to
                                                             present; Consultant to Austin Writers League.

                                       POSITIONS HELD                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE                WITH THE COMPANY                        DURING PAST 5 YEARS
--------------------------------  -------------------------  -----------------------------------------------------
Ann McLeod Moody*(2)              Director                   Director of Moody Gardens, Inc., 1994 to present;
Age 61                                                       Director of Bank of Galveston, National Association,
5 Colony Park Drive                                          1989 to present; Director of The Westcap Corporation,
Galveston, Texas 77551                                       1990 to present; Director of Seal Fleet, Inc., 1972
                                                             to 1996; Director of Investments Accounts, 1997 to
                                                             present.

Edwin K. Nolan(1)                 Director                   Investor and Attorney, Law Offices, Edwin K. Nolan,
Age 55                                                       P. C., Canyon Lake, Texas, 1977 to present;
#7 Mt. Lookout Drive                                         Director/Owner, Canyon Lake Aviation, Inc. (Aviation
Canyon Lake, Texas 78133                                     Service), Canyon Lake, Texas, 1986 to present;
                                                             Director/Owner, Canyon Lake Airport, Inc. (Airport),
                                                             Canyon Lake, Texas, 1985 to 1995; Director, Hancock
                                                             Mini Mart, Inc., 1995 to present; Director of
                                                             Investments Accounts, 1997 to present.

Robert V. Shattuck, Jr.           Director                   Attorney, Law Offices of Robert V. Shattuck, Jr.,
Age 57                                                       Galveston, Texas, 1986 to present; Director of
1013 23rd Street                                             Investments Accounts, 1997 to present.
Galveston, Texas 77550

Jamie G. Williams                 Director                   Academic Language Therapist and Educational
Age 52                                                       Consultant, 1974 to present; Director of The Learning
3328 Stanford                                                Therapist Graduate Certificate Program, 1986 to 1995;
Dallas, Texas 75225                                          Adult Assessment Clinic and Adolescent Academic
                                                             Development Programs, Division of Evening, Summer and
                                                             Continuing Studies, Southern Methodist University,
                                                             1994 to 1995; Adjunct Instructor in Department of
                                                             Psychology, Dedman College, Southern Methodist
                                                             University, 1988 to 1995; Director of Investments
                                                             Accounts, 1997 to present.

Frank P. Williamson               Director                   Owner of Professional Pharmacy, 1964 to present;
Age 66                                                       Director of Investments Accounts, 1997 to present.
200 University Boulevard
Galveston, Texas 77550

Emerson V. Unger, C.L.U.          Vice President             Vice President of SM&R and the SM&R Equity Funds
Age 52                                                       since 1983; and Vice President of the Investment
                                                             Accounts since 1991.

Brenda T. Koelemay - Vice         Vice President and         Vice President and Treasurer of SM&R, the SM&R Equity
President and Treasurer           Treasurer                  Funds, and Investment Accounts since 1992; Treasurer
Age 44                                                       of Comprehensive Investment Services, Inc. since
                                                             1997; Senior Manager, KPMG Peat Marwick LLP, July
                                                             1980 to April 1992.

                                       POSITIONS HELD                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE                WITH THE COMPANY                        DURING PAST 5 YEARS
--------------------------------  -------------------------  -----------------------------------------------------
Teresa E. Axelson                 Vice President and         Vice President and Secretary of SM&R and the SM&R
Age 51                            Secretary                  Equity Funds since 1983; Vice President and Secretary
                                                             of the Investment Accounts since 1991.

Terry E. Frank                    Vice President and         Vice President and Portfolio Manager of the
Age 43                            Portfolio Manager          Government Bond Fund, Tax Free Fund, Primary Fund and
                                                             Money Market Fund and member of the Fixed Income
                                                             Investment Committee of SM&R since 1991; Former
                                                             research analyst, Equitable Investment Services, Des
                                                             Moines, Iowa; Former securities analyst, Gibraltar
                                                             Savings Association, Houston, Texas; Former Senior
                                                             Money Market Trader, American Capital Asset
                                                             Management, Houston, Texas.

------------------------

*   "Interested persons" as defined by the 1940 Act.

(1) Member of the Company's audit committee.

(2) Mr. Matthews and Ms. Matthews are children of Mrs. Ann McLeod Moody.

                           REMUNERATION OF DIRECTORS

    Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee meeting attended. Each director receives a fee, allocated among the Funds, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1998 for each director of the Company.

                                                  PENSION OR
                                                  RETIREMENT                      TOTAL
                                                   BENEFITS      ESTIMATED     COMPENSATION
                                   AGGREGATE      ACCRUED AS      ANNUAL      FROM ALL FUNDS
                                  COMPENSATION   PART OF FUND  BENEFITS UPON    MANAGED BY
DIRECTOR                          FROM COMPANY     EXPENSES     RETIREMENT         SM&R
-------------------------------  --------------  ------------  -------------  --------------
Ernest S. Barratt, Ph.D........   $      4,000       None          None        $      9,000
Allan W. Matthews..............   $      5,000       None          None        $      9,000
Lea McLeod Matthews............   $      5,000       None          None        $     10,000
Michael W. McCroskey...........   $         --       None          None        $         --
Ann McLeod Moody...............   $      4,000       None          None        $      8,000
Edwin K. Nolan.................   $      5,000       None          None        $      9,000
Robert V. Shattuck, Jr.........   $      4,000       None          None        $      8,000
Jamie G. Williams..............   $      4,000       None          None        $      8,000
Frank P. Williamson............   $      4,000       None          None        $      8,000

    Directors of the Company who are affiliated with SM&R receive no compensation for attendance at Board or committee meetings. No officer receives compensation from the Company. Officers and directors of the Company affiliated with SM&R may, however, receive indirect compensation from the Company to the extent the Company pays underwriting commissions and investment advisory and service fees to SM&R. During the year ended August 31, 1998, the Company paid or accrued approximately $40,137 to directors for fees and expenses in attending meetings of the Board.

    Directors, officers, full-time employees, and other affiliated persons of the Company, SM&R, or American National may purchase Class T shares of the Government Bond and Tax Free Funds at net asset value per share without the imposition of any sales charge. (For more information, see "Eligible Purchasers of Class T Shares" and "Waiver of Initial Sales Charge for Certain Purchasers" in the Prospectus for Class T shares.) The difference between the price at which these shares are sold to public and the price at which these shares are sold to directors and affiliated persons arises because SM&R does not pay commissions on sales of shares to these types of purchasers.

                      POLICY REGARDING PERSONAL INVESTING

    The following policies have been made a part of the Company's Code of Ethics.

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply: (1) Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer; (2) Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security; (3) Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held; and (4) Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

            PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of December 1, 1998, the officers and directors of the Company as a group owned less than 1% the outstanding shares of the Company and of each Fund.

    As of December 1, 1998, SM&R and its parent, American National Insurance Company ("American National"), a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550, owned the following:

                            % OF                                         % OF           % OF
                         OUTSTANDING       % OF           % OF        OUTSTANDING    OUTSTANDING
                        SHARES OF THE   OUTSTANDING    OUTSTANDING   SHARES OF THE  SHARES OF THE
                         GOVERNMENT    SHARES OF THE  SHARES OF THE  MONEY MARKET   COMPANY (AS A
                          BOND FUND    TAX FREE FUND  PRIMARY FUND       FUND          WHOLE)
                        -------------  -------------  -------------  -------------  -------------
American National.....        29.58%         59.89%         65.41%          None          63.16%
SM&R..................        21.15%         11.81%          1.58%           100%          3.00%

Any person who owns directly or indirectly more than 25% of the outstanding voting securities of the Company or a fund is presumed by the Investment Company Act of 1940 to "control" the Company or the fund, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Company or a fund generally would be able to cast the deciding vote. By virtue of their stock ownership, SM&R and American National control the Company's operations, including the ability to make changes in the fundamental investment objectives and restrictions of each fund of the Company, as well as the ability to increase investment advisory fees, notwithstanding other shareholders' votes to the contrary.

                         CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Company since the Company began business in 1992. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Company. SM&R is also the investment adviser and underwriter of the SM&R Equity Funds and Investment Accounts. SM&R's address is that of the Company.

    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices in Galveston, Texas. As of December 1, 1998, the Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owned approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R also is investment adviser to the SM&R Equity

Funds, which are three other registered investment companies, Investment Accounts, which is an investment company used to fund benefits under contracts issued by American National and for The Moody National Bank of Galveston (the "Bank"), a national bank. SM&R does and may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

    The Bank is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling shareholder. As of December 1, 1998, the Three R Trusts, trusts established by RLM for the benefit of his children, owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's directors) and 47.5% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Company, the other American National Funds, Investment Accounts and SM&R.

    The following persons are affiliated with the Company and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Company, is also President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of the SM&R Equity Funds and Investment Accounts;

    - Emerson V. Unger, Vice President of the Company, is also Vice President of SM&R and Vice President of the SM&R Equity Funds and Investment Accounts;

    - Teresa E. Axelson, Vice President, Secretary of the Company, is also Vice President and Secretary of SM&R, Investment Accounts, and the SM&R Equity Funds;

    - Brenda T. Koelemay, Vice President and Treasurer of the Company, is also Vice President and Treasurer of SM&R, the Investment Accounts and the SM&R Equity Funds;

    - Terry E. Frank is Vice President and Portfolio Manager of the Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund and a member of the Fixed Income Investment Committee.

                         INVESTMENT ADVISORY AGREEMENT

    Under Investment Advisory Agreements (each, an "Advisory Agreement") between the Company and SM&R dated February 19, 1992 for the Government Bond Fund and Primary Fund, July 1, 1993 for the Tax Free Fund, and November 19, 1998 for the Money

Market Fund, SM&R acts as investment adviser for and provides certain investment-related administrative services to the Funds.

    As investment adviser, SM&R manages the investment and reinvestment of the Company's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Company investment programs. All investments are reviewed quarterly by the Board to determine whether or not such investments are within the policies, objectives and restrictions of the Company.

    Each Advisory Agreement continues in effect from year to year with respect to a Fund so long as such continuance is specifically approved at least annually by the Board or by a vote of majority of the outstanding voting securities of the Fund, and in either case by the specific approval of a majority of the directors who are not parties to such Agreement or "interested persons" (as such term is defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon 60 days written notice to the other party. Each Advisory Agreement terminates automatically in the event of its assignment, as such term is defined in the 1940 Act.

INVESTMENT ADVISORY FEE

    Under its Advisory Agreements with the Company, SM&R receives the following investment advisory fees:

    GOVERNMENT BOND FUND AND TAX FREE FUND--A monthly investment advisory fee computed by applying to the average daily net asset value of the Government Bond Fund and the Tax Free Fund each month one-twelfth (1/12th) of the annual rate as follows:

                     ON THE PORTION OF EACH FUND'S                       INVESTMENT ADVISORY
                       AVERAGE DAILY NET ASSETS                            FEE ANNUAL RATE
-----------------------------------------------------------------------  -------------------
Not exceeding $100,000,000.............................................           0.50%
Exceeding $100,000,000 but not exceeding $300,000,000..................           0.45%
Exceeding $300,000,000.................................................           0.40%

    PRIMARY FUND AND MONEY MARKET FUND--An investment advisory fee, computed and paid monthly, at the annual rate of 0.25% of the Money Market Fund's and 0.50% of the Primary Fund's average daily net asset value.

    For the past three fiscal years, SM&R received investment advisory fees from each Fund as follows:

                                             ADVISORY FEES   ADVISORY FEES   ADVISORY FEES
                                              FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                              ENDED AUGUST    ENDED AUGUST    ENDED AUGUST
                                                31, 1996        31, 1997        31, 1998
                                             --------------  --------------  --------------
Government Bond Fund.......................    $  106,126      $  113,231      $  120,397
Tax Free Fund..............................    $   45,881      $   50,224      $   53,102
Primary Fund...............................    $  126,371      $  176,167      $  174,328
Company Total..............................    $  278,378      $  339,622      $  347,827

    SM&R received no fees from the Money Market Fund during these periods because that Fund had not commenced operations prior to December 31, 1998.

                        ADMINISTRATIVE SERVICE AGREEMENT

    Under an Administrative Service Agreement between the Company and SM&R dated July 1, 1993, as amended on November 19, 1998 (the "Administrative Agreement"), SM&R provides all non-investment related management, executive, administrative and operational services to the Company. Pursuant to the Administrative Agreement, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Agreement, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Company. SM&R's duties as administrator include, among other things: administering the Company's affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by the Company.

    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreement, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

EXPENSES BORNE BY THE COMPANY

    Pursuant to the Administrative Agreement, the Company pays other Company expenses, such as such as interest, taxes, commissions and other expenses incidental to portfolio transactions, Securities and Exchange Commission fees, Service Fees, Distribution Fees, fees of the Custodian (see "The Custodian" herein), auditing and legal expenses, fees and expenses of qualifying Company shares for sale and maintaining such qualifications under the various state securities laws where Company shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

ADMINISTRATIVE SERVICE FEE

    Under the Administrative Agreement, SM&R receives a management and administrative service fee from each Fund which is computed by applying to the aggregate average daily net asset value of each Fund, each month one-twelfth (1/12th) of the annual rate as follows:

                                                                           ADMINISTRATIVE
                     ON THE PORTION OF EACH FUND'S                             SERVICE
                       AVERAGE DAILY NET ASSETS                            FEE ANNUAL RATE
-----------------------------------------------------------------------  -------------------
Not exceeding $100,000,000.............................................           0.25%
Exceeding $100,000,000 but not exceeding $200,000,000..................           0.20%
Exceeding $200,000,000 but not exceeding $300,000,000..................           0.15%
Exceeding $300,000,000.................................................           0.10%

    Under the Administrative Agreement with the Company, SM&R has agreed to pay (or to reimburse each Fund for) each Fund's expenses (including the advisory fee and administrative service fee, if any, paid to SM&R, and any other fees allocated to all classes of shares of a Fund based on average daily net assets, but exclusive of interest, taxes, the Service Fee, the Distribution Fee, commissions and other expenses incidental to portfolio transactions and any other class-specific expenses) in excess of 1.25% per year of such Fund's (0.50% for the Money Market Fund) average daily net assets.

FEE WAIVERS

    In order to improve the yield and total return of a Fund, SM&R may, from time to time, voluntarily waive or reduce all or any portion of its advisory fee, administrative fee and/or assume certain or all expenses of that Fund while retaining its ability to be reimbursed for such fees prior to the end of the fiscal year. SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Agreement, at any time without notice to investors. SM&R has voluntarily agreed to waive the advisory fee for the Tax Free Fund and reimburse expenses incurred by the Government Bond and Primary Funds to the extent that total expenses exceed average daily net assets as follows: Primary Fund--0.80% and the Government Bond Fund--1.00%.

    During the years ended August 31, 1998, 1997, and 1996, SM&R reimbursed the Company a total of $116,461, $162,949, and $237,833, respectively for expenses of the Funds in excess of the expense limitation and/or any undertaking then in existence. SM&R reimbursed expenses for each Fund during these periods as follows: $0, $15,547, and $43,795, respectively, for the Government Bond Fund; $53,102, $73,202, and $107,943, respectively for the Tax Free Fund; and $63,359, $74,200, and $86,095, respectively, for the Primary Fund. During these periods, the Money Market Fund had not yet commenced operations.

    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee. For the years ended August 31, 1998, 1997, and 1996, SM&R received administrative service fees from the Company of $173,914, $169,811, and $139,189, respectively. SM&R received administrative service fees for each Fund during these periods as follows: $60,199, $56,616, and $53,063, respectively, for the Government Bond Fund; $26,551, $25,112, and $22,940, respectively for the Tax Free Fund; and $87,164, $88,083, and $63,186, respectively, for the Primary Fund.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises the Company's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Company's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Company in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R continuously evaluates the brokerage fees paid by each Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information may be used by SM&R in connection with the Company. While SM&R is able to fulfill its obligation to the Company without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the SM&R Equity Funds, Investment Accounts and to American National and its other accounts.

    SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.

    During the years ended August 31, 1998, 1997, and 1996, the Company paid no brokerage fees for transactions in portfolio securities. No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Company or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Company or SM&R.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, the Company may give consideration to sales of shares of the Company as a factor in the selection of brokers and dealers to execute Company portfolio transactions.

    If purchases or sales of securities of the Fund and one or more other investment companies or clients managed by SM&R are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by SM&R, taking into account the respective sizes of the Fund and such other investment companies and clients and the amount of securities to be purchased or sold.

    The Board has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by each Fund, while in other cases these practices could produce better executions.

                           DESCRIPTION OF FUND SHARES

SHARES OF BENEFICIAL INTEREST

    The Company's authorized capital stock consists of six billion (6,000,000,000) shares of common stock with a par value of $0.01 per share, issuable in separate series. Currently four such series have been established--the Government Bond Fund, the Tax Free Fund, the Primary Fund, and the Money Market Fund. The Government Bond Fund and the Tax Free Fund (the "Multi-Class Funds") are each divided into six Classes of shares of common stock designated as:

    - Class T (existing shareholders and certain designated persons);

    - Class A (front-end load);

    - Class B (back-end load);

    - Class C (level load);

    - Class J (network);

    - Class Y (institutional shareholders).

    The Primary Fund and Money Market Fund do not have separate classes (that is, each is a "Single-Class Fund").

    The Company designates its capital stock as shares of the Funds. Each Fund is, for investment purposes, considered a separate investment fund. The shares of each Fund, when issued, will be fully paid and non-assessable, will have no conversion, preemptive, or other subscription rights, and will be freely transferable and redeemable. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company.

    Each share of capital stock represents an interest in the assets of a particular Fund and has no interest in the assets of any other Fund. Shares of a Fund are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Fund is entitled to an equal portion of all the assets of that Fund after all debts and expenses have been paid.

    Each Class of shares of a Multi-Class Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and its proportionate share of the general liabilities of that Fund. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution (12b-1) fees of that Class and any Class-specific expenses. Class B and Class C shares are subject to higher distribution fees, which will cause such Classes to have a higher expense ratio and pay lower dividends than the Class A shares.

    Each Fund bears its proportionate share of the Company's general expenses not susceptible of direct allocation. Such general expenses include the Company's organizational expenses, directors' fees and joint fidelity bonds, which are pro-rated based on the relative amount of each fund's assets, and prospectus and shareholder report expenses, which are pro-rated based on the relative number of each fund's shareholders. Organizational expenses for the Tax Free Fund and the Money Market Fund were paid by the adviser.

VOTING RIGHTS

    Within the respective Funds, all shares have equal voting, participation, and liquidation rights, but do not have cumulative voting rights. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    On certain matters, such as the election of directors, all shares of each Fund vote together, with each share having one vote. On other matters affecting a particular Fund, such as the Investment Advisory Contract or fundamental investment policies, only shares of that Fund are entitled to vote, and a majority of the shares of that Fund are required for approval of the proposal. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class are required for approval of the proposal.

INITIAL CAPITAL CONTRIBUTIONS

    Prior to the Company's offering of any shares to investors, SM&R provided the Company with initial capital by purchasing 100,000 shares of the Primary Fund at a purchase price of $1.00 per share and 10,000 shares of the Government Bond Fund at a purchase price of $10.00 per share. In addition, SM&R purchased an additional 190,000 shares of the Government Bond Fund at a purchase price of $10.00 per share, and American National purchased 400,000 shares of the Government Bond Fund at a price of $10.00 per share. Such additional shares of the Government Bond Fund were acquired by SM&R and American National in connection with the formation of the Company, were acquired for investment and can be disposed of only by redemption.

    The Tax Free Fund initial capital was provided by SM&R through the purchase of 10,000 shares at a price of $10.00 per share. In addition, SM&R purchased an additional 90,000 shares and American National purchased 500,000 shares at a price of $10.00 per share. These additional shares were acquired by SM&R and American National in connection with the formation of the Fund for investment and can only be disposed of by redemption.

    Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Fund are large enough that such redemption will not have a material adverse effect upon investment performance.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

    Certificates representing shares purchased are not issued. Investors have the same ownership rights with respect to shares purchased as if certificates had been issued. A confirmation will be sent to the investor promptly after each share purchase.

    All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Company reserves the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the Company.

DETERMINATION OF NET ASSET VALUE

    GOVERNMENT BOND FUND AND TAX FREE FUND. The net asset value per share for each Class of the Government Bond and Tax Free Funds is determined by adding the market value of the portfolio securities and other assets of that Class (including dividends accrued but not collected), subtracting liabilities of that Class (including accrued expenses), and dividing the result by the number of shares outstanding of the relevant Class. Net asset value is currently determined as of 3:00 p.m. Central Time on each day that the New York Stock Exchange is open for trading. Although the legal rights of the Classes of a Fund are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

    Expenses and fees of each such Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Company are valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board on a consistent basis.

    PRIMARY FUND. The net asset value per share of the Primary Fund is determined by adding the market value of its portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of such Fund's shares outstanding. Expenses of the Primary Fund, if any, are accrued daily and taken into account in determining the net asset value. The portfolio securities of the Primary Fund are valued as of 3:00 p.m. Central Time on each day that the New York Exchange is open for trading. Securities listed on national exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors of the Company on a consistent basis.

    Securities subject to floating or variable interest rates with demand features in compliance with applicable Rules of the Securities and Exchange Commission may have stated maturities in excess of one year.

    MONEY MARKET FUND. The Money Market Fund values all of its securities using the amortized cost valuation method, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The other Funds use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

    During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Money Market Fund's instruments based upon amortized cost is subject to the Fund's adherence to certain conditions with respect to its operation. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having a remaining maturity of one year or less, and invest only in securities that the Board determines to be of high quality with minimal credit risks.

    Pursuant to the rules of the Securities and Exchange Commission, the Money Market Fund follows procedures established by the Board that are designed to stabilize, to the extent reasonably possible, the Money Market Fund's net asset value at $1.00 per share. There can be no assurance that the Money Market Fund will at all times be to maintain a continuous $1.00 net asst value per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 per share amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action shall be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Where the Board believes the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it shall cause the Money Market Fund to take such action as it deems appropriate to eliminate or to reduce to extent reasonably practicable such dilution or unfair results, which may include: redeeming of shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses; shortening the Fund's average maturity; or withholding dividends.

DETERMINATION OF OFFERING PRICE

    Shares of the Money Market Fund and the Primary Fund are offered at net asset value without the imposition of any sales charge on purchases or redemptions.

    Full and fractional shares of the Government Bond Fund and Tax Free Fund are purchased at the offering price, which is the net asset value next determined after receipt of a purchase plus any applicable sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in League City, Texas prior to 3:00 p.m., Central Time, on any day that the New York Stock Exchange is open for trading, will be executed at the applicable offering price determined on that day. Purchases received thereafter will be executed at the offering price determined on the next day that the New York Stock Exchange is open for trading.

    CLASS T SHARES (EXISTING SHAREHOLDERS). The offering price of the Class T Shares of the Government Bond Fund and Tax Free Fund is the net asset value per share plus an initial sales charge of up to 4.5% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $100,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable, (expressed as a percentage of the offering price) shown in the following table:

                                                                               DISCOUNT TO
                                     SALES CHARGE AS A  SALES CHARGE AS A  SELECTED DEALERS AS
                                       PERCENTAGE OF    PERCENTAGE OF NET    A PERCENTAGE OF
AMOUNT OF INVESTMENT                  OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE*
-----------------------------------  -----------------  -----------------  -------------------
Less than $100,000.................           4.5%               4.7%                4.0%
$100,000 but less than $250,000....           3.5%               3.6%                3.0%
$250,000 but less than $500,000....           2.5%               2.6%               2.25%
$500,000 and over..................        None               None                None

---------------------

 * For Class T shares (as well as for shares of the Primary and Money Market Funds), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

    CLASS A SHARES (FRONT-END LOAD). Class A shares are subject to an initial sales charge of up to 4.75% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Special Purchase Plans" below and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the offering price on redemptions within 13 months of purchase.

    The offering price of Class A shares is the next determined net asset value plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

                                                                               DISCOUNT TO
                                     SALES CHARGE AS A  SALES CHARGE AS A  SELECTED DEALERS AS
                                       PERCENTAGE OF    PERCENTAGE OF NET    A PERCENTAGE OF
AMOUNT OF INVESTMENT                  OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-----------------------------------  -----------------  -----------------  -------------------
Less than $50,000..................          4.75%               4.9%               4.25%
$50,000 but less than $100,000.....           4.5%               4.7%                4.0%
$100,000 but less than $250,000....           3.5%               3.6%                3.0%
$250,000 but less than $500,000....           2.5%               2.6%               2.25%
$500,000 but less than
  $1,000,000.......................           1.5%               1.5%               1.25%
$1,000,000 and over*...............           None**             None                None

---------------------

 * For Class A shares (as well as for shares of the Primary and Money Market Funds), SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

**  Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.

CLASS B SHARES (BACK-END LOAD).

    An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 3.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within four years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

    Class B shares are sold at net asset value subject to a contingent deferred sales charge (expressed as a percentage of the offering price) shown in the following table:

                                                          CONTINGENT DEFERRED SALES CHARGE
                                                        (AS A PERCENTAGE OF OFFERING PRICE AT
                                                         TIME OF PURCHASE OR NET ASSET VALUE
                                                        AT THE TIME OF PURCHASE, WHICHEVER IS
YEARS SINCE PURCHASE                                                    LESS)
------------------------------------------------------  -------------------------------------
Year 1................................................                       3%
Year 2................................................                       2%
Year 3................................................                       1%
Year 4+...............................................                       0%

    If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

    Each Class B share converts automatically to Class A shares of equal dollar value after the investor has owned Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are not subject to an ongoing Distribution Fee. If an investor converts Class B shares of a Multi-Class Fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

    CLASS C SHARES (LEVEL LOAD). The Multi-Class Funds offer Class C shares at their respective net asset value plus an initial sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% is also assessed on redemptions of Class C shares during the first thirteen months after purchase. Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net asset value of the Class C shares.

    CLASS Y SHARES. Class Y shares are no-load shares of the Multi-Class Funds offered through certain financial intermediaries (such as broker-dealers and investment advisers) that have distribution agreements with SM&R. Class Y shares are available to institutions and certain other investors, as described in the Prospectus for the Class Y shares. Like the Single Class shares, Class Y shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions or any distribution and service ("12b-1") fees. Accordingly, the Offering Price for Class Y shares of each Multi-Class Fund is that Class' net asset value.

    CLASS J SHARES. Class J shares of the Multi-Class Funds are offered through mutual fund "supermarkets" that have distribution agreements with SM&R. Like the Single Class shares, Class J shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions. Accordingly, the Offering Price for Class J shares of each Multi-Class Fund is that Class' net asset value. Class J shares are subject to an annual 12b-1 fee of .75% of the average daily net asset value of the Class J shares.

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

    DISCOUNTS THROUGH CONCURRENT PURCHASES. Investors may qualify for a reduced sales charge on Class T shares or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a Multi-Class Fund and the Class T and Class A shares of another Multi-Class Fund at the respective sales charges applicable to each.

    Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

    (1) Any individual;

    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

    (3) A trustee or fiduciary of a single trust estate or single fiduciary account.

    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

    (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

    Purchases in connection with employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of a fund managed by SM&R, on which you paid a front-end sales load, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested to achieve quantities eligible for discount.

    LETTER OF INTENT. You may qualify immediately for a reduced sales charge the Letter of Intent section of the Account Application. Shareholders may qualify for a reduced sales charge on purchases of Class T shares and Class A shares of funds managed by SM&R by completing a Letter of Intent (See "Letter of Intent" in the Prospectuses). A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

    The offering value of the shares of funds managed by SM&R currently owned, and previously subject to a front-end sales load, may also be included in the aggregate amount of an investment covered by a Letter of Intent.

    For example, if an investor owns shares of the Government Bond Fund, the Tax Free Fund or shares of one or more SM&R Equity Funds currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in the Government Bond Fund and/or the Tax Free Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Government Bond Fund or the Tax Free Fund to sell the full amount of shares specified.

    WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGE FOR SPECIAL PURCHASERS. After receipt of written request by SM&R, Class A and Class T shares of the Government Bond Fund and the Tax Free Fund may be purchased by certain purchasers designated in the Class T and Class A Prospectuses at net asset value per share without the imposition of any sales charge.

REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)

    The CDSC will be waived on the following redemptions of Class B shares:

    (1) 12% FREE AMOUNT. The CDSC will be waived on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).

    (2) DEATH OR DISABILITY. The CDSC will be waived on redemptions of Class B shares following the shareholder's death or disability, so long as:

       (a) the disability began after the shares were purchased;

       (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;

       (c) the redemptions are made within one year following death or initial determination of disability; and

       (d) the shares were held at the time of death or initial determination of disability.

        For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

    (3) MINIMUM REQUIRED DISTRIBUTIONS. The CDSC will be waived on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

       (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participants or beneficiary's account value;

       (b) tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan, or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;

       (c) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

    (4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).

    (5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

FUND AND CLASS EXPENSES

    Expenses that are directly attributable to a particular Class of shares ("Class Expenses") will be borne solely by that Class. Class expenses include:
(1) asset-based distribution fees and shareholder service fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class;
(6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class; (7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.

    Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Company's assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Multi-Class Fund.

    All direct sales expenses for the Primary Fund and the Money Market Fund, including the cost of prospectuses for prospective shareholders, are paid by SM&R, and no sales expense is borne by those Funds.

                  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

    The Company adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares of the Government Bond Fund and the Tax Free Fund (as defined above, the "Multi-Class Funds"). The 12b-1 Plan provides that SM&R will provide distribution and/or shareholder services to the Class A, Class B, Class C, and Class J shares of the Multi-Class Funds (the "12b-1 Classes").

    For each 12b-1 Class and regardless of actual expenses, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Multi-Class Fund attributable to that Class, as follows:

                                                            DISTRIBUTION    SERVICE   TOTAL 12B-1
CLASS                                                            FEE          FEE         FEE
----------------------------------------------------------  -------------  ---------  -----------
Class T Shares: Existing Shareholders.....................       -0-          -0-         -0-
Class A Shares: Front-End Load............................        0.25%       -0-          0.25%
Class B Shares: Back-End Load (CDSC)......................        0.50%        0.25%       0.75%
Class C Shares: Level Load................................        0.75%        0.25%       1.00%
Class J Shares: Network...................................        0.75%       -0-          0.75%
Class Y Shares: Institutional.............................       -0-          -0-         -0-

---------------------

(1) The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.

    The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").

    "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.

    The 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or the related agreement. The 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.

    Any distribution and shareholder services agreement related to the 12b-1 Plan terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Classof a Multi-Class Fund, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Company.

    The 12b-1 Plan provides that it may not be amended with respect to any 12b-1 Class of a Multi-Class Fund to increase materially the amount of the fees described in such Plan without approval of the shareholders of the relevant Class. All material amendments to the Plan also must be approved by the Board in the manner described above and in the 12b-1 Plan.

    In each year during which this Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under this Plan and the purposes for which those expenditures were made. The obligations of the Company and each Fund under the 12b-1 Plan will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company and the relevant Funds or Funds, as provided in the Company's Articles of Incorporation.

                             SPECIAL PURCHASE PLANS

AUTOMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFERS

    Classes A, B and C provide a convenient, voluntary method of purchasing their shares through "Automatic Investment Plan." Classes A, B, C, T and Y allow for the use of the "Electronic Transfers." These plans are referred to as a "Plan" or "Plans." The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and, in the case of the Government Bond Fund and the Tax Free Fund, to employ the principle of dollar cost averaging described below. INVESTORS SHOULD BE AWARE THAT ANY APPLICABLE SALES CHARGE WILL APPLY TO PURCHASES MADE THROUGH A PLAN.

    By acquiring shares of the Government Bond Fund and the Tax Free Fund on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

    A Plan may be opened by indicating an intention to invest $20 or more (per individual) in the Government Bond Fund or the Tax Free Fund or $100 or more in the Primary Fund or Money Market Fund monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100 in the Government Bond Fund or the Tax Free Fund or $1,000 in the Primary Fund or Money Market Fund.

GROUP SYSTEMATIC INVESTMENT PLAN

    A Group Systematic Investment Plan is available for purchases of Class A, Class B or Class C shares. This Plan provides employers and employees with a convenient means for purchasing shares of the Company under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The plan may be started with an initial cash investment of $100 ($20 per individual) in the Government Bond

Fund or the Tax Free Fund or $1,000 in the Primary Fund or Money Market Fund for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days' prior written notice.

EXCHANGE PRIVILEGE

    You may make exchanges, without charge, between corresponding classes of shares of funds managed by SM&R on terms described in the Prospectuses.

    You may exchange shares you own in the Primary Fund for shares of the Money Market Fund and vice versa.

    You also may exchange your Class A, B, T, Y, and J shares for shares of the Primary and Money Market Fund, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A shares and 3 years in the case of Class B shares), and

    - you meet any minimum investment requirement for the shares you wish to acquire.

    You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

    You may exchange shares you own in the Primary or Money Market Fund for Class A, T, Y, and J shares of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You CANNOT exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

    We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investments TWICE. If the exchanged shares were acquired through reinvestment of dividends or capital gains distributions while in a Class that imposes a front-end sales charge, we deem amounts invested in those shares to have previously paid a sales charge for purposes of the exchange privilege.

    For example, assume you purchase Class T shares of the Government Bond Fund. You then exchange all your Class T shares (including shares acquired through reinvestment of dividends and capital gains distributions) for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class T shares of the Tax Free Fund. We would not impose any sales charge upon re-exchange into Class T shares because you previously paid a sales charge on amounts invested in those shares.

    Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

    The exchange privilege does not give an investor the option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the Funds. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

    The minimum number of shares of a Fund that may be exchanged is the number of shares of the that Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the Fund or SM&R Equity Funds into which the exchange is being made.

                                   REDEMPTION

    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Company's agent for such purpose. Such requests must be duly executed by each registered owner, must be accompanied by certificates endorsed for transfer (if certificates have been issued), and must contain a signature guarantee. The signature guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the funds, SM&R, and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

    Signatures may be guaranteed by an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions generally include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions, national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

    No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "HOW TO REDEEM" in the Prospectuses. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC must be paid upon redemption.

    Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form" as set forth above. Any applicable CDSC must be paid at the time of redemption. (See "Redeeming Shares" in the Prospectuses). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the portfolio value of the Fund being redeemed and the applicable CDSC.

    Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

    At various times the Company may be requested to redeem shares for which it has not yet received good payment for prior purchases of Company shares. Accordingly, proceeds of the Company will not be paid until good payment has been received which could be as much as ten (10) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

    The right of redemption is subject to suspension and payment therefor postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by the Company of its securities is not reasonably practicable or it is not reasonably practicable for the Company to fairly determine the value of its net assets; or for such other periods as the Commission has by order permitted such suspension for the protection of the Company's security holders.

    The Company has made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Company at the beginning of such period. The Company may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of

Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

                                     TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

    Each fund is treated as a separate entity for federal income tax purposes. The Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that the Company will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Fund of the Company must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses.

    In addition, each Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its taxable years. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund's available earnings and profits.

EXCISE TAX

    In order to avoid federal excise taxes, each Fund is required to distribute to its shareholders at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending on October 31 (in addition to undistributed amounts from the prior year). The Funds intend to declare and pay sufficient dividends in a manner that will comply with such distribution requirements but can give no assurances that their distributions will be sufficient to eliminate all such excise taxes.

DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS

    For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from a fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned such fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years.

    Distributions which are declared in October, November, or December and paid to shareholders in January of the following year will be treated for tax purposes as if they had been received by the shareholders on December 31 of the year in which they were declared.

    At the end of each calendar year, the Company will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local tax laws to these distributions and redemption proceeds received from the Company.

    Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within the fund. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of the distributions may be exempt from corporate income or franchise taxes.

    Dividends paid by the Tax Free Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross income for federal income tax purposes if the fund satisfies certain quarterly asset percentage requirements. To the extent that the Tax Free Fund invests in bonds, the interest on which is a specific tax preference item for federal income tax purposes ("AMT-Subject Bonds"), any exempt-interest dividends derived from interest on AMT-Subject bonds will be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum income tax. Current federal tax law limits the types and volume of securities qualifying for the federal income tax exemption of interest and may also affect the availability of municipal obligations for investment by the fund and the value of the fund's portfolio.

    Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Company.

REDEMPTION OF FUND SHARES

    Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law generally requires that shareholders recognize a gain or loss in an amount equal to the difference between the amount received by the shareholder and the shareholder's tax basis. If the fund shares are held as a capital asset, the shareholder will realize capital gain or loss and if the shares have been held for more than one year at the time of the redemption or exchange, the shareholder will realize long term gain or loss for federal income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributed to the shareholder on those shares. In addition, all or a portion of any loss realized upon the redemption of fund shares will be disallowed to the extent the shareholder buys other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. (Any loss disallowed under this rule will be added to the shareholder's tax basis in the new fund shares acquired during such period.)

    Shareholders of the Tax Free Fund should be careful about redeeming shares immediately prior to the record date of an exempt-interest dividend because the redemption may cause the shareholder to realize a taxable gain even though a portion of the redemption proceeds may represent a pro rata share of tax exempt interest earned by the fund. In addition, a loss on the sale or redemption of shares held by the shareholder of the Tax Free Fund for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to those shares.

BACKUP WITHHOLDING

    The Company may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the account application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Company that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

NON-U.S. INVESTORS

    Ordinary dividends generally will be subject to U.S. income tax withholding. The non-U.S. investor's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions and exchanges of fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. Non-U.S. investors may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the Funds.

IMPORTANT: The Company reserves the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value, upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

                           SYSTEMATIC WITHDRAWAL PLAN

    As described in the Prospectuses under "Systematic Withdrawal Plan," the Fund have a Systematic Withdrawal Plan pursuant to which shareholders having an account value of $5,000 or more ($50,000 or more for Class Y) to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Government Bond Fund or the Tax Free Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.

    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Fund's shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the 1st of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Fund of the Company will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Company and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Company although such practice is not prohibited.

                                THE UNDERWRITER

    SM&R serves as principal underwriter of the shares of all Funds of the Company pursuant to an Underwriting Agreement dated July 1, 1993, as amended on November 19, 1998 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940
Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of the Company in accordance with such procedures at a meeting held on November 19, 1998. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Company, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the 1940 Act).

    As principal underwriter, SM&R continuously offers and sells shares of each Fund of the Company through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof.

    Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of the SM&R Family of Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

    The sales charge allowance to broker-dealers, ranges from a maximum of 4.7% to a minimum of 2.6% of the net amount invested, and from a maximum of 4.0% to a minimum of 2.0% of the public offering price. For certain large purchases, SM&R intends to pay its representatives and broker-dealers from its own profits and resources. The amount (expressed as a per annum percentage of the amount invested) which SM&R might pay such representatives and broker-dealers is as follows for Class T shares of the Government Income and Tax Free Funds: Year 1 -- 0.35%; Year 2 -- 0.25% and Year 3 and subsequent years, 0.075% (for each fund). For Primary Fund shares, SM&R may pay representatives and broker-dealers as follows: Year 1 and Year 2 -- 0.10% and Year 3 and subsequent years, 0.075%.

    The aggregate amount of sales charge received by SM&R from the sale of Company shares for the years ended August 31, 1998, 1997, and 1996 was $30,387, $29,337, and $92,706. The amount of sales charge retained by SM&R from the sale of Company shares for the years ended August 31, 1998, 1997, and 1996 was $2,038, $3,000, and $13,795 respectively. SM&R reallowed to dealers less than $500 for the years ended August 31, 1998, 1997, and 1996.

                                   CUSTODIAN

    The cash and securities of the Company are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, pursuant to a Custodian Agreement dated July 1, 1993. The Custodian holds and administers the Company's cash and securities as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Company and is based upon and varies with the number, type, and amount of transactions conducted by the Custodian.

    SM&R, as custodian, will hold and administer the Company's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas, is the transfer agent and dividend paying agent for the Company pursuant to the Administrative

Agreement. A discussion of SM&R's duties as transfer agent is set forth above under "Administrative Service Agreement."

                                    COUNSEL

    The Company's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550.

                       AUDITORS AND FINANCIAL STATEMENTS

    Tait, Weller & Baker ("TWB"), 8 Penn Center, Philadelphia, PA 19103, served as the Company's independent auditors for the year ending August 31, 1998. Prior to the year ending August 31, 1998, the Company's financial statements were audited by KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002 ("KPMG").

    Due to a concern over a potential conflict of interest, KPMG resigned as auditors to the Company. The Board appointed TWB to serve as the independent auditors to the Company for the year ended August 31, 1998. Shareholders of the Company ratified the selection of TWB at a meeting of the Shareholders held on May 28, 1998. For the year ended August 31, 1997, and up to the date of resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the 1997 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of TWB and KPMG has advised the Company that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Company.

    The Company's audited financial statements for the year ended August 31, 1998, and the Independent Auditors' Report of TWB dated October 2, 1998, are included herein.

                        PERFORMANCE AND ADVERTISING DATA

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

    Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

    With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.

    Sales literature referring to the use of the Company or any of its Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

    MONEY MARKET FUND--YIELD

    The Money Market Fund will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Fund's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the dividend obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

    The Money Market Fund's effective yield for a specified seven-calendar-day period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)TO THE POWER OF 356/7]-1. The resulting yield figure is carried to the nearest hundredth of one percent.

    The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

    Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type investments in the Money Market Fund's portfolio. Neither principal or interest is insured or guaranteed.

    NON-MONEY MARKET FUNDS--YIELD

    For the 30-day period ended August 31, 1998, the standardized yield for the Primary Fund is 4.81%. Standardized yield for the Primary Fund is computed by dividing the Fund's investment income (in accordance with specific standardized rules) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. The 30-day yield figure is calculated for each class of each Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

                     Yield = 2[(a-b + 1)TO THE POWER OF 6-1]
                                       ---
                                       cd

Where:

    a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursement).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable a in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

    Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

    Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

    TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

    The average annual total returns for the Funds for the periods ended August 31, 1998 are:

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING
AUGUST 31, 1998)                        PAST ONE YEAR   PAST 4 YEARS   PAST 5 YEARS
--------------------------------------  -------------   ------------   ------------
SM&R Government Bond Fund.............      3.44%          --              4.85%
SM&R Primary Fund.....................      5.15%          --              4.62%
SM&R Tax Free Fund....................      3.69%           6.64%         --

The average annual total return figures for the Funds are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T)TO THE POWER OF n = ERV

Where P  =  a hypothetical initial payment of $1,000;

      T  =  average annual total return;

      n  =  number of years; and

      ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

    YIELD AND TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCES.

    A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.

    MULTI-CLASS PERFORMANCE

    The Multi-Class Funds converted from a single-class to a multi-class structure. That single class of shares was converted to Class T Shares, effective December 31, 1998. Existing shareholders as of December 31, 1998 became shareholders in Class T.

    The performance calculations for the classes of the Multi-Class Funds, other than the Class T Shares, and any classes that might be created after the Class T Shares, may be stated so as to include the performance of the Fund's Class T Shares. For these purposes, the inception of the Class T Shares is the inception of the Fund. Generally, performance of the Class T Shares will not be restated to reflect the expenses or expense ratio of another class. For example, the inception of performance for the Class A Shares will be deemed to be the inception date of the Class T Shares and the performance of the Class T Shares (based on the Class T Shares' actual expenses) from the inception of Class T Shares to the inception of Class A Shares will be deemed to be the performance of the Class A Shares for that period. For standardized total return calculations, the current maximum initial sales load Class A Shares would be used in determining the total return of Class A Shares as if assessed at the inception of Class T Shares.

                                  COMPARISONS

    To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding the Company or any of its Funds may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

    DOW JONES COMPOSITE AVERAGE OR ITS COMPONENT AVERAGES--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    STANDARD & POOR'S 500 STOCK INDEX OR ITS COMPONENT INDICES--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    LIPPER--MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER--FIXED INCOME FUND PERFORMANCE ANALYSIS--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    CDA MUTUAL FUND REPORT, PUBLISHED BY CDA INVESTMENT TECHNOLOGIES, INC.--analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    MUTUAL FUND SOURCE BOOK, PUBLISHED BY MORNINGSTAR, INC.--analyzes price, yield, risk and total return for equity funds.

    FINANCIAL PUBLICATIONS: THE WALL STREET JOURNAL AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES--provide performance statistics over specified time periods.

    CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), PUBLISHED BY THE U.S. BUREAU OF LABOR STATISTICS--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee Bonds.

    STANDARD & POOR'S BOND INDICES--measures yield and price of Corporate, Municipal, and Government bonds.

    SHEARSON LEHMAN BROTHERS AGGREGATE BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee Bonds.

    SHEARSON LEHMAN BROTHERS MUNICIPAL BOND INDEX (SLMBI) OR ITS COMPONENT INDICES--SLMBI measures yield, price and total return for the municipal bond market.

    BOND BUYER'S 20-BOND INDEX--an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

    BOND BUYER'S 30-BOND INDEX--an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

    HISTORICAL DATA supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill, Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg, L.P.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of any Fund, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by any Fund to calculate its figures. In addition there can be no assurance that any series of the Company will continue this performance as compared to such other averages.

STATEMENTS OF ASSETS AND LIABILITIES  August 31, 1998
--------------------------------------------------------------------------------

                                                                             GOVERNMENT        PRIMARY        TAX FREE
                                                                             INCOME FUND        FUND            FUND
                                                                               SERIES          SERIES          SERIES
ASSETS
Investment in securities, at value                                          $  23,990,119   $  34,591,101   $  11,026,401
Cash                                                                                   --         524,507              --
Prepaid expenses                                                                    6,861           8,722           5,524
Receivable for:
  Capital stock sold                                                                3,460         105,369           3,552
  Interest                                                                        207,758              --         141,218
  Expense reimbursement                                                                --           5,603           4,537
Other assets                                                                        2,782           2,782           3,212
                                                                            -------------   -------------   -------------
                                                              TOTAL ASSETS     24,210,980      35,238,084      11,184,444
                                                                            -------------   -------------   -------------
LIABILITIES
Distribution payable                                                                4,857           2,683           1,072
Capital stock reacquired                                                           11,616         631,909              --
Investment securities purchased                                                   181,023              --         100,502
Accrued:
  Investment advisory fee                                                          10,187          13,989           4,537
  Service fee                                                                       5,094           6,994           2,269
Other liabilities                                                                  16,668           5,627          18,400
                                                                            -------------   -------------   -------------
                                                         TOTAL LIABILITIES        229,445         661,202         126,780
                                                                            -------------   -------------   -------------
                                                                NET ASSETS  $  23,981,535   $  34,576,882   $  11,057,664
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------
Shares of capital stock outstanding, (6,000,000,000 shares
 authorized, $.01 par value per share)                                          2,262,725      34,582,655       1,038,994
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------
Net asset value                                                             $       10.60   $        1.00   $       10.64
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------
Offering price per share:
  (Net asset value / 95.5%)                                                 $       11.10                   $       11.14
                                                                            -------------                   -------------
                                                                            -------------                   -------------
Offering price per share                                                                    $        1.00
                                                                                            -------------
                                                                                            -------------

STATEMENTS OF OPERATIONS  For Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                                                             GOVERNMENT        PRIMARY        TAX FREE
                                                                             INCOME FUND        FUND            FUND
                                                                               SERIES          SERIES          SERIES
INVESTMENT INCOME
Interest                                                                    $   1,696,829   $   2,049,686   $     571,797
EXPENSES
Investment advisory fees                                                          120,397         174,328          53,102
Service fees                                                                       60,199          87,164          26,551
Professional fees                                                                  12,662          12,662          12,661
Custody and transaction fees                                                       13,906          26,284          10,674
Directors' fees                                                                    13,405          13,305          13,427
Qualification fees                                                                 12,265          19,679          13,381
Shareholder reporting expenses                                                      3,411           3,476             711
Insurance expenses                                                                  2,411           2,820           1,880
Other                                                                                 990           5,519             872
                                                                            -------------   -------------   -------------
                                                            TOTAL EXPENSES        239,646         345,237         133,259
                                                  LESS EXPENSES REIMBURSED             --         (63,359)        (53,102)
                                                                            -------------   -------------   -------------
                                                              NET EXPENSES        239,646         281,878          80,157
                                                                            -------------   -------------   -------------
INVESTMENT INCOME--NET                                                          1,457,183       1,767,808         491,640
                                                                            -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                103,599              --          28,603
  Change in unrealized appreciation of investments for the period                 340,609              --         363,642
                                                                            -------------   -------------   -------------
NET GAIN ON INVESTMENTS                                                           444,208              --         392,245
                                                                            -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $   1,901,391   $   1,767,808   $     883,885
                                                                            -------------   -------------   -------------
                                                                            -------------   -------------   -------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT INCOME FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                                              -----------------------------
                                                                  1998            1997
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   1,457,183   $   1,462,594
  Net realized gain (loss) on investments                           103,599          (2,446)
  Change in unrealized appreciation (depreciation)                  340,609         562,324
                                                              -------------   -------------
  Net increase in net assets resulting from operations            1,901,391       2,022,472
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (1,500,708)     (1,419,091)
CAPITAL SHARE TRANSACTIONS--NET                                    (102,449)      1,952,455
                                                              -------------   -------------
TOTAL INCREASE                                                      298,234       2,555,836
NET ASSETS
  Beginning of Year                                              23,683,301      21,127,465
                                                              -------------   -------------
  End of Year                                                 $  23,981,535   $  23,683,301
                                                              -------------   -------------
                                                              -------------   -------------

PRIMARY FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                                              -----------------------------
                                                                  1998            1997
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   1,767,808   $   1,712,208
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (1,767,808)     (1,712,208)
CAPITAL SHARE TRANSACTIONS--NET                                   1,532,007      (4,420,149)
                                                              -------------   -------------
TOTAL INCREASE (DECREASE)                                         1,532,007      (4,420,149)
NET ASSETS
  Beginning of Year                                              33,044,875      37,465,024
                                                              -------------   -------------
  End of Year                                                 $  34,576,882   $  33,044,875
                                                              -------------   -------------
                                                              -------------   -------------

TAX FREE FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                                              -----------------------------
                                                                  1998            1997
                                                              -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $     491,640   $     499,113
  Net realized gain on investments                                   28,603          12,803
  Change in unrealized appreciation (depreciation)                  363,642         314,617
                                                              -------------   -------------
  Net increase in net assets resulting from operations              883,885         826,533
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                           (499,989)       (492,984)
CAPITAL SHARE TRANSACTIONS--NET                                     (26,401)      1,218,423
                                                              -------------   -------------
TOTAL INCREASE                                                      357,495       1,551,972
NET ASSETS
  Beginning of Year                                              10,700,169       9,148,197
                                                              -------------   -------------
  End of Year                                                 $  11,057,664   $  10,700,169
                                                              -------------   -------------
                                                              -------------   -------------

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GOVERNMENT INCOME FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                        --------------------------------------------------------------------------
                                           1998            1997            1996            1995            1994
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year      $   10.42       $   10.14       $   10.51       $   10.07       $   10.87
Investment income--net                       0.64            0.67            0.65            0.70            0.54
Net realized and unrealized gain
 (loss) on investments                       0.20            0.26           (0.37)           0.44           (0.79)
                                        ----------      ----------      ----------      ----------      ----------
      Total from Investment Operations       0.84            0.93            0.28            1.14           (0.25)
Less distributions from
  Investment income--net                    (0.66)          (0.65)          (0.65)          (0.70)          (0.55)
                                        ----------      ----------      ----------      ----------      ----------
                   Total Distributions      (0.66)          (0.65)          (0.65)          (0.70)          (0.55)
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year            $   10.60       $   10.42       $   10.14       $   10.51       $   10.07
                                        ----------      ----------      ----------      ----------      ----------
                                        ----------      ----------      ----------      ----------      ----------
                          Total Return       8.31%           9.37%           2.63%          11.85%          (2.41)%
                                        ----------      ----------      ----------      ----------      ----------
                                        ----------      ----------      ----------      ----------      ----------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
 DATA
Net Assets, end of year (000's
 omitted)                               $  23,982       $  23,683       $  21,127       $  20,466       $  19,790
Ratio of expenses to average net
 assets                                      1.00%           1.00%(1)        1.00%(1)        0.70%(1)        1.12%
Ratio of net investment income to
 average net assets                          6.08%           6.46%           6.17%           6.90%           5.11%
Portfolio turnover rate                     32.71%           9.06%          30.17%           2.20%          45.48%

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.07%, 1.20% and 1.06% for the years ended August 31, 1997, 1996 and 1995, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

PRIMARY FUND SERIES

                                                                  YEAR ENDED AUGUST 31,
                                        --------------------------------------------------------------------------
                                           1998            1997            1996            1995            1994
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year      $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
Investment income--net                       0.05            0.05            0.05            0.05            0.03
                                        ----------      ----------      ----------      ----------      ----------
      Total from Investment Operations       0.05            0.05            0.05            0.05            0.03
Less distributions from
  Investment income--net                    (0.05)          (0.05)          (0.05)          (0.05)          (0.03)
                                        ----------      ----------      ----------      ----------      ----------
                   Total Distributions      (0.05)          (0.05)          (0.05)          (0.05)          (0.03)
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year            $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                        ----------      ----------      ----------      ----------      ----------
                                        ----------      ----------      ----------      ----------      ----------
                          Total Return       5.15%           4.98%           5.07%           5.01%           2.91%
                                        ----------      ----------      ----------      ----------      ----------
                                        ----------      ----------      ----------      ----------      ----------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
 DATA
Net Assets, end of year (000's
 omitted)                               $  34,577       $  33,045       $  37,465       $  20,984       $  15,208
Ratio of expenses to average net
 assets (1)                                  0.80%           0.80%           0.81%           0.84%           0.79%
Ratio of net investment income to
 average net assets                          5.02%           4.86%           4.93%           4.91%           2.88%

TAX FREE FUND SERIES


                                                                                                          PERIOD
                                                                                                          ENDED
                                                          YEAR ENDED AUGUST 31,                         AUGUST 31,
                                        ----------------------------------------------------------      ----------
                                           1998            1997            1996            1995            1994
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year      $   10.27       $    9.93       $    9.95       $    9.62       $   10.00
Investment income--net                       0.49            0.51            0.53            0.51            0.24
Net realized and unrealized gain
 (loss) on investments                       0.37            0.33           (0.02)           0.33           (0.38)
                                        ----------      ----------      ----------      ----------      ----------
      Total from Investment Operations       0.86            0.84            0.51            0.84           (0.14)
Less distributions from
  Investment income--net                    (0.49)          (0.50)          (0.53)          (0.51)          (0.24)
                                        ----------      ----------      ----------      ----------      ----------
                   Total Distributions      (0.49)          (0.50)          (0.53)          (0.51)          (0.24)
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year            $   10.64       $   10.27       $    9.93       $    9.95       $    9.62
                                        ----------      ----------      ----------      ----------      ----------
                                        ----------      ----------      ----------      ----------      ----------
                          Total Return       8.58%           8.61%           5.18%           9.15%          (1.49)%**
                                        ----------      ----------      ----------      ----------      ----------
                                        ----------      ----------      ----------      ----------      ----------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
 DATA
Net Assets, end of year (000's
 omitted)                               $  11,058       $  10,700       $   9,148       $   8,399       $   7,295
Ratio of expenses to average net
 assets                                      0.75%(2)        0.54%(2)          --(2)           --(2)         1.11%*
Ratio of net investment income to
 average net assets                          4.60%           4.97%           5.27%           5.43%           2.50%*
Portfolio turnover rate                     12.77%          22.15%          18.44%          12.63%          16.49%

*   Ratios annualized

**  Returns are not annualized

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 0.98%, 1.01%, 1.15%, 1.21% and 1.20% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.25%, 1.27%, 1.18% and 1.25% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  August 31, 1998
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The SM&R Capital Funds, Inc. (the "Funds") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Funds are comprised of the American National Government Income Fund Series ("Government Income Fund Series"), American National Primary Fund Series ("Primary Fund Series"), and American National Tax Free Fund Series ("Tax Free Fund Series"). Operations commenced March 16, 1992, for the Government Income Fund Series and Primary Fund Series. The Tax Free Fund Series began operations September 9, 1993.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:
Investments in securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each series is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. At December 31, 1997, the funds' tax year-end, the Government Income Fund Series, Primary Fund Series and the Tax Free Fund Series had capital loss carryforwards that will expire in 2004 of approximately $373,000, $6,000 and $45,000, respectively.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering and may be redeemed on any business day.

    AMERICAN NATIONAL GOVERNMENT INCOME FUND SERIES
    The Government Income Fund Series invest primarily in the agencies or instrumentalities of the U.S. Government. Dividends to shareholders from net investment income are declared and paid monthly.

    AMERICAN NATIONAL PRIMARY FUND SERIES
    The Primary Fund Series' objective is to seek maximum current income consistent with capital preservation and liquidity through investment primarily in commercial paper. All capital stock transactions are made at net asset value. Distributions are computed daily and distributed monthly.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.

    AMERICAN NATIONAL TAX FREE SERIES
    The Tax Free Series' objective is to provide as high a level of income largely exempt from federal income taxes as is consistent with preservation of capital through investment of at least 80% of its net assets in tax-exempt securities during normal market conditions. Dividends to shareholders from net investment income are declared and paid monthly.

EXPENSES:
Operating expenses not directly attributable to a series' shares are prorated among the series based on the relative amount of each series' net assets or shareholders. Organization expenses have been deferred and are being amortized over a five-year period. All organization expenses for the Tax Free Fund Series were paid by Securities Management & Research, Inc.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Securities Management & Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

GOVERNMENT INCOME FUND SERIES
TAX FREE FUND SERIES

                                                                      INVESTMENT
                                                                       ADVISORY
NET ASSETS                                                                FEE
Not exceeding $100,000,000                                               0.50%
Exceeding $100,000,000 but not exceeding $300,000,000                    0.45%
Exceeding $300,000,000                                                   0.40%

PRIMARY FUND SERIES

All average daily net assets                                            0.50%

Administrative fees paid to SM&R by the Funds are computed as a percentage of average daily net assets as follows:

                                                                        SERVICE
NET ASSETS                                                               FEES
Not exceeding $100,000,000                                               0.25%
Exceeding $100,000,000 but not exceeding $200,000,000                    0.20%
Exceeding $200,000,000 but not exceeding $300,000,000                    0.15%
Exceeding $300,000,000                                                   0.10%

SM&R has agreed to reimburse the Funds for all expenses, other than taxes, interest and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets. SM&R has voluntarily agreed to reimburse the Primary Fund Series for expenses in excess of 0.80% per annum of average daily net assets and the Government Income Fund Series for expenses in excess of 1.00% per annum of average daily net assets for the year ended August 31, 1998.

The Tax Free Fund Series has voluntarily agreed to waive investment advisory fees leaving the Tax Free Fund responsible for all other expenses.

For the year ended August 31, 1998, SM&R, as principal underwriter, received as sales charges on sales of shares of capital stock of the Funds as follows:

                                                                       SALES CHARGES
                                                                      RECEIVED BY SM&R
Government Income                                                        $   15,030
Tax Free                                                                 $   15,357

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 1998, SM&R and American National had the following ownership in the Funds:

                                         SM&R                       AMERICAN NATIONAL
                            ------------------------------  ---------------------------------
                                        PERCENT OF SHARES                  PERCENT OF SHARES
                             SHARES        OUTSTANDING         SHARES         OUTSTANDING
Government Income             481,769              21%           660,766              29%
Primary                       560,841               2%        15,345,869              44%
Tax Free                      125,404              12%           627,022              60%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                                                PURCHASES       SALES
                                                               ------------  ------------
Government Income                                              $  7,618,884  $  7,643,966
Tax Free                                                       $  1,300,728  $  1,375,923

Gross unrealized appreciation and depreciation as of August 31, 1998, were as follows:

                                                               APPRECIATION  DEPRECIATION
                                                               ------------  ------------
Government Income                                                  $852,256       $11,649
Tax Free                                                           $702,775            $0

NOTE 4--CAPITAL STOCK
GOVERNMENT INCOME FUND SERIES

                                                                      YEAR ENDED                        YEAR ENDED
                                                                    AUGUST 31, 1998                   AUGUST 31, 1997
                                                             -----------------------------     -----------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
                                                             -------------   -------------     -------------   -------------
  Sale of capital shares                                           107,893   $   1,143,207           291,016   $   3,010,920
  Investment income dividends reinvested                           148,408       1,562,712           127,868       1,322,811
                                                             -------------   -------------     -------------   -------------
  Subtotals                                                        256,301       2,705,919           418,884       4,333,731
  Redemptions of capital shares                                   (265,757)     (2,808,368)         (229,580)     (2,381,276)
                                                             -------------   -------------     -------------   -------------
  Net increase (decrease) in capital shares outstanding             (9,456)  $    (102,449)          189,304   $   1,952,455
                                                                             -------------                     -------------
                                                                             -------------                     -------------
  Shares outstanding at beginning of year                        2,272,181                         2,082,877
                                                             -------------                     -------------
  Shares outstanding at end of year                              2,262,725                         2,272,181
                                                             -------------                     -------------
                                                             -------------                     -------------
  Net assets as of August 31, 1998 are comprised of the
   following:
  Capital (par value and additional paid-in)                                 $  23,410,410
  Accumulated net realized loss on investments                                    (269,482)
  Net unrealized appreciation of investments                                       840,607
                                                                             -------------
  Net Assets                                                                 $  23,981,535
                                                                             -------------
                                                                             -------------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R CAPITAL FUNDS, INC.

PRIMARY FUND SERIES

                                                                   YEAR ENDED                        YEAR ENDED
                                                                 AUGUST 31, 1998                   AUGUST 31, 1997
                                                          -----------------------------     -----------------------------
                                                             SHARES          AMOUNT            SHARES          AMOUNT
                                                          -------------   -------------     -------------   -------------
Sale of capital shares                                       35,251,969   $  35,251,969        37,131,503   $  37,131,503
Investment income dividends reinvested                        1,891,922       1,891,922         1,614,059       1,614,059
                                                          -------------   -------------     -------------   -------------
Subtotals                                                    37,143,891      37,143,891        38,745,562      38,745,562
Redemptions of capital shares                               (35,611,884)    (35,611,884)      (43,165,711)    (43,165,711)
                                                          -------------   -------------     -------------   -------------
Net increase (decrease) in capital shares outstanding         1,532,007   $   1,532,007        (4,420,149)  $  (4,420,149)
                                                                          -------------                     -------------
                                                                          -------------                     -------------
Shares outstanding at beginning of year                      33,050,648                        37,470,797
                                                          -------------                     -------------
Shares outstanding at end of year                            34,582,655                        33,050,648
                                                          -------------                     -------------
                                                          -------------                     -------------
Net assets as of August 31, 1998 are comprised of the
  following:
Capital (par value and additional paid-in)                                $  34,582,637
Accumulated net realized loss on sales of investments                            (5,755)
                                                                          -------------
Net Assets                                                                $  34,576,882
                                                                          -------------
                                                                          -------------

TAX FREE FUND SERIES

                                                                   YEAR ENDED                      YEAR ENDED
                                                                 AUGUST 31, 1998                 AUGUST 31, 1997
                                                          -----------------------------   -----------------------------
                                                             SHARES          AMOUNT          SHARES          AMOUNT
                                                          -------------   -------------   -------------   -------------
Sale of capital shares                                           59,089   $     621,304          95,379   $     964,391
Investment income dividends reinvested                           51,288         536,758          47,765         482,300
                                                          -------------   -------------   -------------   -------------
Subtotals                                                       110,377       1,158,062         143,144       1,446,691
Redemptions of capital shares                                  (113,023)     (1,184,463)        (22,454)       (228,268)
                                                          -------------   -------------   -------------   -------------
Net increase (decrease) in capital shares outstanding            (2,646)  $     (26,401)        120,690   $   1,218,423
                                                                          -------------                   -------------
                                                                          -------------                   -------------
Shares outstanding at beginning of year                       1,041,640                         920,950
                                                          -------------                   -------------
Shares outstanding at end of year                             1,038,994                       1,041,640
                                                          -------------                   -------------
                                                          -------------                   -------------
Net assets as of August 31, 1998 are comprised of the
  following:
Capital (par value and additional paid-in)                                $  10,376,327
Accumulated net realized loss on sales of investments                           (21,438)
Net unrealized appreciation of investments                                      702,775
                                                                          -------------
Net Assets                                                                $  11,057,664
                                                                          -------------
                                                                          -------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
SM&R Capital Funds, Inc.

We have audited the accompanying statements of assets and liabilities of SM&R Capital Funds, Inc. (comprised of Government Income Fund Series, Primary Fund Series, and Tax Free Fund Series), including the schedule of investments as of August 31, 1998, the related statements of operations, the statements of changes in net assets and the financial highlights. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes for the year ended August 31, 1997 and the financial highlights for each of the four years in the period ended August 31, 1997 were audited by other auditors whose report dated October 10, 1997, issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Capital Funds, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights, in conformity with generally accepted accounting principles.

                                                      Tait, Weller & Baker, CPA

Philadelphia, Pennsylvania
October 2, 1998